UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: February 29, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	February 29, 2016

Financial Square Funds
Federal Instruments*
Government
Money Market
Prime Obligations
Tax-Exempt California
Tax-Exempt New York
Tax-Free Money Market**
Treasury Instruments
Treasury Obligations
Treasury Solutions***

*    The Goldman Sachs Financial Square Federal Instruments Fund commenced operations on October 30, 2015.

**  Effective after the close of business on March 31, 2016, the name of the Goldman Sachs Financial Square Tax-Free Money Market Fund was changed to the Goldman Sachs Investor Tax-Exempt Money Market Fund.

***Effective after the close of business on September 30, 2015, the name of the Goldman Sachs Financial Square Federal Fund was changed to the Goldman Sachs Financial Square Treasury Solutions Fund (the “Fund”).

Goldman Sachs Financial Square Funds

■	FEDERAL INSTRUMENTS FUND

■	GOVERNMENT FUND

■	MONEY MARKET FUND

■	PRIME OBLIGATIONS FUND

■	TAX-EXEMPT CALIFORNIA FUND

■	TAX-EXEMPT NEW YORK FUND

■	TAX-FREE MONEY MARKET FUND

■	TREASURY INSTRUMENTS FUND

■	TREASURY OBLIGATIONS FUND

■	TREASURY SOLUTIONS FUND

TABLE OF CONTENTS

Portfolio Results	1

Fund Basics	5

Yield Summary	7

Sector Allocations	8

Schedules of Investments	11

Financial Statements	52

Financial Highlights	60

Notes to Financial Statements	80

Other Information	102

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Financial Square Funds

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Financial Square Funds’ (the “Funds”) performance and positioning for the six-month period ended February 29, 2016 (the “Reporting Period”).

Q	What economic and market factors most influenced the money markets as a whole during the Reporting Period?

A	When the Reporting Period began in September 2015, the Federal Reserve (the “Fed”) remained on hold, keeping the targeted federal funds (“fed funds”) rate near zero and sending a dovish message to the financial markets. (Dovish messaging tends to suggest lower interest rates.) As a result, participant projections for the fed funds rate and the timing of Fed action shifted down and extended out, respectively. Inflation projections for the next few years also came down as did the expected unemployment rate. However, we believe Fed messaging increasingly indicated a desire to raise rates in 2015. As for economic data, U.S. non-farm payrolls were disappointing, with 142,000 new jobs added in August 2015, below market expectations of approximately 200,000. The unemployment rate remained at 5.1%. The U.S. Institute for Supply Management Manufacturing Purchasing Managers’ Index declined to 50.2 in September 2015 from 51.1 in August 2015. Core inflation was flat at 1.8% year over year in September 2015. The end of September 2015 also saw the biggest use of the Fed’s reverse repurchase agreement program (“RRP”) facility since it was instituted, with $475 billion in total bids across the two term auctions and the overnight facility and $450 billion in total take-up or purchases. (Through the RRP, the Fed lends U.S. Treasury securities to counterparties, such as dealers, money market funds and government-sponsored entities, in exchange for cash. The RRP is intended to help set a floor under short-term interest rates after years of near-zero Fed policy rates and quantitative easing.) The total bids across all three auctions slightly exceeded year-end 2014. Sharp bill pay-downs as a result of debt ceiling constraints, quarter-end balance sheet pressures and a contingent of front-end investors caught off-guard by the Fed remaining on hold all contributed. Short bills were offered at negative levels into 2016, and liquidity was challenged across the board as the U.S. Treasury cut bill supply.

In the fourth quarter of 2015, the Fed delivered its first interest rate hike since 2006. More specifically, the Fed raised the targeted fed funds rate by 25 basis points during December 2015. (A basis point is 1/100th of a percentage point.) The U.S. economy continued to display a positive growth trend. U.S. non-farm payrolls indicated 292,000 new jobs in December 2015, above market expectations of approximately 200,000, and the data for October and November 2015 were also revised upward by 50,000 new jobs. The December 2015 unemployment rate remained at 5.0% despite a 0.1% increase in the labor participation rate. In contrast, economic growth in other developed countries softened, and emerging market economies broadly weakened, due largely to falling commodity prices and concerns around a slowdown in China’s economy. Outside the U.S., the global monetary policy environment remained highly accommodative. Despite accommodative monetary policies by many global central banks, inflation remained subdued in the world’s major economies during the fourth calendar quarter.

During January 2016, the financial markets were volatile amid continued global economic growth concerns. The Fed left interest rates unchanged during the month, with its subsequent policy statement slightly dovish. In the statement, the Fed downgraded its near-term inflation outlook, expressed concern about global economic conditions and noted slowing housing and inventory investment. These comments were balanced by a reiteration of the Fed’s medium-term inflation outlook and an upgrade in language around the labor market. In addition, in her semi-annual monetary policy report to Congress (sometimes called “Humphrey-Hawkins testimony”), Fed Chair Janet Yellen reiterated her previous statements about the Fed’s focus on labor market improvement and on inflation returning to the central bank’s target levels. She also commented on the headwinds of tightening U.S. financial conditions and the Fed’s global economic concerns. Meanwhile, New York Fed President William Dudley made a speech during January 2016 in which he indicated a high level of concern about

PORTFOLIO RESULTS

tightening financial conditions and suggested that recent financial market turmoil might lead the Fed to alter its growth outlook. The money markets, which already had lowered expectations for Fed monetary action, priced out the possibility of a rate hike in March 2016. U.S. economic data was mixed, with headline job creation at 151,000 in January 2016, below consensus estimates of 190,000. Although the labor force participation rate remained low by historical standards, it ticked up 0.1% to 62.7%. The unemployment rate fell 0.1% to 4.9%. Core inflation rose 2.2% year-over-year in January 2016. Also during the month, the U.S. Commerce Department revised fourth-quarter 2015 U.S. Gross Domestic Product down from 2.0% to 0.7%.

During February 2016, the Fed focused primarily on the labor market, inflation expectations and financial conditions. Overall, U.S. financial conditions improved during the month and by the end of the Reporting Period were nearly back to levels seen at the close of 2015. U.S. economic data also improved during February 2016. Non-farm payrolls were better than expected, with 242,000 new jobs created versus consensus estimates of 195,000. The labor force participation rate increased 0.2% to 62.9%, while unemployment held steady at 4.9%.

Q	What key factors were responsible for the performance of the Funds during the Reporting Period?

A	The taxable Funds’ yields, which were low at the beginning of the Reporting Period, rose modestly primarily as a result of the market factors discussed above. In short, taxable money market yields rose modestly as investors priced in the potential, and then the reality, of the Fed’s interest rate hike in December 2015. The taxable money market yield curve, or spectrum of maturities, shifted upward but remained extremely flat.

The tax-exempt Funds’ yields remained low during the Reporting Period. The long-term segment of the tax-exempt money market yield curve steepened, as one-year yields rose and shorter-term yields stayed low.

We positioned the Funds to seek to take advantage of changes in the interest rate environment and, throughout the Reporting Period, found pockets of opportunity to generate additional yield. That said, we seek to manage the Funds consistently regardless of interest rate conditions. Our investment approach has always been tri-fold — to seek preservation of capital, daily liquidity and maximization of yield potential. We manage interest and credit risk daily. Whether interest rates are historically low, high or in- between, we intend to continue to use our actively managed approach to seek to provide the best possible return within the framework of the Funds’ guidelines and objectives.

Q	How did you manage the taxable Funds during the Reporting Period?

A	Collectively, the taxable Funds had investments in commercial paper, asset-backed commercial paper, U.S. Treasury securities, government agency securities, repurchase agreements (“repos”), government guaranteed paper and certificates of deposit during the Reporting Period.

From the start of the Reporting Period through the end of 2015, we maintained positions at the longer end of our targeted weighted average maturity range within the taxable government repo strategies (i.e., the Goldman Sachs Financial Square Government Fund, the Goldman Sachs Financial Square Treasury Obligations Fund and the Goldman Sachs Financial Square Treasury Solutions Fund) and the taxable government non-repo strategies (i.e., the Goldman Sachs Financial Square Federal Instruments Fund[1] and the Goldman Sachs Financial Square Treasury Instruments Fund). This positioning was in anticipation of the Fed’s December 2015 policy meeting and because we continued to find pockets of value in the longer-term segment of the taxable money market yield curve. In addition, we sought to take advantage of the taxable money market’s expectations for aggressive Fed rate hikes, as well as a favorable technical (supply and demand) environment, to purchase what we considered to be attractive securities at relatively cheap levels. Within our taxable commercial paper strategies (i.e., the Goldman Sachs Financial Square Money Market Fund and the Goldman Sachs Financial Square Prime Obligations Fund), we focused on maintaining high levels of liquidity in addition to holding positions at the shorter end of our targeted weighted average maturity range ahead of what we expected to be a rotation of cash from commercial to government strategies before the implementation of money market fund reform. Toward the end of 2015, we opportunistically extended the weighted average maturity of our commercial paper strategies as we found what we believed to be attractive values. Overall, during the first four months of the Reporting Period, we targeted a weighted average maturity of between 30 days and 50 days in our taxable commercial paper strategies, between 40 days and 60 days in our taxable government repo strategies and

[1]	The Goldman Sachs Financial Square Federal Instruments Fund was launched on October 30, 2015.

PORTFOLIO RESULTS

between 50 days and 60 days in our government non-repo strategies. The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates.

In the final two months of the Reporting Period, we continued to maintain positions at the longer end of our targeted weighted average maturity range within the taxable government repo and taxable government non-repo strategies, extending on an opportunistic basis as we found value in the longer-term segment of the taxable money market yield curve. In general, taxable money markets continued to price in more aggressive Fed rate hikes than we anticipated, creating what we viewed as attractive investment opportunities. Within our taxable commercial paper strategies, we focused on maintaining high levels of liquidity and continued to hold positions at the shorter end of our weighted average maturity range because we expected cash to rotate out of commercial strategies and into government strategies in advance of the implementation of money market fund reform. Overall, during the last two months of the Reporting Period, we targeted a weighted average maturity of between 35 days and 55 days in our taxable commercial paper strategies, between 40 days and 60 days in our taxable government repo strategies and between 40 days and 60 days in our taxable government non-repo strategies.

Q	How did you manage the tax-exempt Funds during the Reporting Period?

A	Collectively, the tax-exempt Funds had investments during the Reporting Period in variable rate demand notes (“VRDNs”), tax-exempt commercial paper, tax anticipation notes, general obligation bonds, revenue bonds and municipal put bonds.

During the first four months of the Reporting Period, the Securities Industry and Financial Markets Association (“SIFMA”) 7-day VRDN Index remained near record lows, as high demand and strained supply put pressure on VRDN prices. In December 2015 alone, tax-exempt money market funds received more than $5 billion in investment inflows. Meanwhile, at the end of 2015, dealers held inventory of just over $1 billion of VRDNs, compared to the two-year average of more than $3.7 billion. Because of these supply and demand conditions, the SIFMA 7-day VRDN Index remained at an all-time low of 0.01% in spite of the Fed rate hike in December 2015. At the same time, most tax-exempt money market funds sought to maintain shorter maturity positions ahead of the implementation of money market fund reform. As a result of tight supply, many of these funds focused their purchases on securities with lower interest rates that were set to mature in early 2016, rather than on full one-year maturities.

In the last two months of the Reporting Period, the SIFMA 7-day Index rose to 0.02%, as VRDN inventory steadily grew to slightly less than $4 billion. In addition, tax-exempt money market funds lost approximately $17 billion in assets during January and February 2016, as short-term maturities remained relatively expensive compared to other maturities.

During the Reporting Period, we shortened the weighted average maturity of all the tax-exempt Funds in response to upcoming money market fund reform, the likelihood of rising interest rates in 2016 and our focus on maintaining high liquidity. The Goldman Sachs Financial Square Tax-Free Money Market Fund began the Reporting Period with a targeted weighted average maturity of between 20 days and 40 days, which we narrowed to a range of between 20 days and 30 days by the close of 2015. We further shortened the weighted average maturity of the Goldman Sachs Financial Square Tax-Free Money Market Fund to a target range of between 10 days and 20 days by the end of the Reporting Period. At the beginning of the Reporting Period, we targeted a weighted average maturity of between 10 days and 20 days in the Goldman Sachs Financial Square Tax-Exempt California Fund and the Goldman Sachs Financial Square Tax-Exempt New York Fund. In the fourth quarter of 2015, we targeted a weighted average maturity of between five days and 15 days in both strategies. By the end of the Reporting Period, we were targeting a weighted average maturity of between five days and 20 days in the Goldman Sachs Financial Square Tax-Exempt California Fund and the Goldman Sachs Financial Square Tax-Exempt New York Fund.

Q	How did you manage the taxable and tax-exempt Funds’ weighted average life during the Reporting Period?

A	During the Reporting Period, we managed the weighted average life of all the taxable and tax-exempt Funds below 120 days. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Q	Did you make any changes to the Funds’ portfolios during the Reporting Period?

A	As mentioned previously, we made adjustments to the Funds’ weighted average maturity based on then-current

PORTFOLIO RESULTS

market conditions, our near-term view and anticipated and actual Fed monetary policy statements.
In addition, during the Reporting Period overall, we continued to manage the taxable and tax-exempt Funds to meet the implementation deadlines for money market fund regulatory reforms. Broadly speaking, these changes will have little impact on Goldman Sachs Asset Management’s general investment strategy with respect to money market funds, which adopts a conservative risk-managed approach to seek to provide liquidity solutions that fit clients’ needs, no matter what the market environment or constraints. That said, within our taxable commercial paper strategies and our tax-exempt strategies, we focused during the Reporting Period on maintaining high levels of liquidity, holding positions at the shorter-end of our targeted weighted average maturity range. Also, we maintained a significantly shorter weighted average life in our taxable commercial paper strategies and our tax-exempt strategies relative to that of our taxable government repo and non-repo strategies.

Q	What is the Funds’ tactical view and strategy for the months ahead?

A	Given the Fed’s cautious statements in the final months of the Reporting Period, we expect the Fed to shift its path toward policy normalization. In our opinion, the Fed will not hike interest rates as aggressively as the taxable and tax-exempt money markets were pricing in at the end of the Reporting Period. In our taxable commercial strategies, we plan to focus on maintaining high levels of liquidity and positions at the shorter end of the weighted average maturity range amid uncertainty surrounding Fed rate hikes and upcoming money market fund regulatory reform. We plan to opportunistically extend the weighted average maturity of our taxable government repo and government non-repo strategies and believe that technical factors have created value at the longer end of the taxable money market yield curve. Within our tax-exempt strategies, we plan on maintaining positions at the shorter end of the weighted average maturity range, despite strained supply, because of uncertainty surrounding Fed rate hikes and upcoming money market fund regulatory reform. In addition, in advance of money market fund regulatory reform, we expect the weighted average life of our taxable commercial paper strategies and our tax-exempt strategies to remain shorter relative to those of our taxable government repo and taxable government non-repo strategies.

Overall, we expect to keep the Funds conservatively positioned as we continue to focus on preservation of capital and daily liquidity. We do not believe there is value in sacrificing liquidity in exchange for opportunities that only modestly increase yield potential. We will continue to use our actively managed approach to seek the best possible return within the framework of our Funds’ investment guidelines and objectives. In addition, we will continue to manage interest, liquidity and credit risk daily. We will also continue to closely monitor economic data, Fed policy and any shifts in the taxable and tax-exempt money market yield curves, as we strive to navigate the interest rate environment.

The U.S. Securities and Exchange Commission (“SEC”) adopted changes to the rules that govern money market funds. These changes will: (1) permit money market funds to impose a “liquidity fee” (up to 2%) or “redemption gate” that temporarily restricts redemptions from the funds, if weekly liquidity levels fall below the required regulatory threshold, and (2) require “institutional” money market funds to operate with a floating net asset value (“NAV”) rounded to the fourth decimal place.

For additional information reported as of April 15, 2016, refer to the prospectus supplemental at www.gsamfunds.com

FUND BASICS

Financial Square Funds

as of February 29, 2016

PERFORMANCE REVIEW[1]
September 1, 2015–February 29, 2016	Fund Total Return (based on NAV)[2] FST Institutional Shares	iMoneynet Institutional Average[3]
Government	0.06%	0.04%[4]
Money Market	0.12	0.12	[5]
Prime Obligations	0.10	0.12	[5]
Tax-Exempt California	0.01	0.04	[6]
Tax-Exempt New York	0.02	0.04	[6]
Tax-Free Money Market	0.01	0.02	[7]
Treasury Instruments	0.03	0.02	[8]
Treasury Obligations	0.04	0.03	[9]
Treasury Solutions	0.04	0.03	[9]

October 30, 2015–February 29, 2016
Federal Instruments	0.04	0.04	[4]

The returns represent past performance. Past performance does not guarantee future results. The Funds’ investment returns will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	Each of the Treasury Obligations, Money Market, Treasury Instruments, Treasury Solutions and Tax-Free Money Market Funds offers nine separate classes of shares (FST Institutional, Select, Preferred, Capital, Administration, Service, Cash Management, Premier and Resource), each of the Tax-Exempt California and Tax-Exempt New York Funds offers four separate classes of shares (FST Institutional, Administration, Service and Cash Management), the Federal Instruments Fund offers eight separate classes of shares (FST Institutional, Select, Preferred, Capital, Administration, Service, Cash Management and Premier), the Prime Obligations Fund offers ten separate classes of shares (FST Institutional, Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, and Class C), and the Government Fund offers twelve separate classes of shares (FST Institutional, Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, Class R6, Class A and Class C), each of which is subject to different fees and expenses that affect performance and entitles shareholders to different services. The FST Institutional and Class R6 Shares do not have distribution (12b-1), administration or shareholder service fees. The Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, Class A and Class C Shares offer financial institutions the opportunity to receive fees for providing certain distribution (12b-1), administrative support and/or shareholder services (as applicable). As an annualized percentage of average daily net assets, these share classes pay combined distribution (12b-1), administration and/or shareholder service fees (as applicable) at the following contractual rates: the Select Shares pay 0.03%, Preferred Shares pay 0.10%, Capital Shares pay 0.15%, Administration Shares (for Tax-Exempt California and Tax-Exempt New York Funds) pay 0.15%, Administration Shares (for all other Funds) pay 0.25%, Service Shares (for Tax-Exempt California and Tax-Exempt New York Funds) pay 0.40%, Service Shares (for all other Funds) pay 0.50%, Cash Management Shares (for Tax-Exempt California and Tax-Exempt New York Funds) pay 1.00%, Cash Management Shares (for all other Funds) pay 0.80%, Premier Shares pay 0.35%, Resource Shares pay 0.65%, Class A Shares pay 0.25% and Class C Shares pay 1.00%. If these fees were reflected in the above performance, performance would have been reduced.

[2]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. A Fund’s performance reflects the reinvestment of dividends and other distributions. A Fund’s performance does not reflect the deduction of any applicable sales charges.

[3]	Source: iMoneyNet, Inc. February 2016

[4]	Government & Agencies Institutional — Category includes the most broadly based of the government institutional funds. These funds may invest in U.S. treasuries, U.S. agencies, repurchase agreements, or government-backed floating rate notes.

[5]	First Tier Institutional — Category includes only non-government institutional funds that also are not holding any second tier securities. Portfolio holdings of First Tier funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.

FUND BASICS

[6]	Tax-Free State-Specific — Category includes all retail and institutional State-Specific money funds. Portfolio holdings of tax-free funds include rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds — 6 months & less, put bonds — over 6 months, AMT paper, and other tax-free holdings.

[7]	Tax-Free National — Category includes all retail and institutional national tax-free and municipal money funds. Portfolio holdings of tax-free funds include rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds — 6 months & less, put bonds — over 6 months, AMT paper, and other tax-free holdings.

[8]	Treasury Institutional — Category includes only institutional government funds that hold 100 percent in U.S. Treasuries.

[9]	Treasury & Repo Institutional — Category includes only institutional government funds that hold U.S. Treasuries and repurchase agreements backed by the U.S. Treasury.

STANDARDIZED TOTAL RETURNS[1,10]
For the period ended December 31, 2015	SEC 7-Day Current Yield[11]	One Year	Five Years	Ten Years	Since Inception	Inception Date
Federal Instruments	0.17%	N/A	N/A	N/A	0.01%	10/30/15
Government	0.18	0.02%	0.02%	1.29%	2.81	4/6/93
Money Market	0.30	0.12	0.12	1.39	2.88	5/18/94
Prime Obligations	0.24	0.07	0.07	1.35	3.21	3/8/90
Tax-Exempt California	0.01	0.01	0.01	0.79	2.06	10/4/88
Tax-Exempt New York	0.01	0.02	0.01	0.81	1.80	2/15/91
Tax-Free Money Market	0.01	0.01	0.02	0.94	1.87	7/19/94
Treasury Instruments	0.12	0.01	0.00	1.07	2.15	3/3/97
Treasury Obligations	0.13	0.01	0.01	1.14	3.02	4/25/90
Treasury Solutions	0.11	0.01	0.01	1.25	2.36	2/28/97

[10]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) of FST Institutional Shares as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV.

Because FST Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The yields returns represent past performance. Past performance does not guarantee future results. The Funds’ investment yield and return will fluctuate as market conditions change. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[11]	The SEC 7-Day Current Yield figures are as of 12/31/15 and are calculated in accordance with securities industry regulations and do not include net capital gains. SEC 7-Day Current Yield may differ slightly from the actual distribution rate of a given Fund because of the exclusion of distributed capital gains, which are non-recurring. The SEC 7-Day Current Yield more closely reflects a Fund’s current earnings than do the Standardized Total Return figures.

YIELD SUMMARY

SUMMARY OF THE FST INSTITUTIONAL SHARES[1] AS OF 2/29/16
Funds	7-Day Dist. Yield[12]	SEC 7-Day Effective Yield[13]	30-Day Average Yield[14]	Weighted Avg. Maturity (days)[15]	Weighted Avg. Life (days)[16]
Federal Instruments	0.21%	0.21%	0.19%	48	119
Government	0.24	0.23	0.25	43	103
Money Market	0.42	0.41	0.40	39	52
Prime Obligations	0.40	0.40	0.39	47	57
Tax-Exempt California	0.01	0.01	0.01	6	6
Tax-Exempt New York	0.01	0.01	0.01	7	7
Tax-Free Money Market	0.01	0.01	0.01	10	11
Treasury Instruments	0.19	0.19	0.18	57	113
Treasury Obligations	0.21	0.21	0.21	57	111
Treasury Solutions	0.21	0.18	0.19	56	114

The Yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields reflect fee waivers and expense limitations in effect and will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end performance.

[12]	The 7-Day Distribution yield is the average total return over the previous seven days. It is a Fund’s total income net of expenses, divided by the total number of outstanding shares. This yield can include capital gain/loss distribution, if any. This is not a SEC Yield.

[13]	The SEC 7-Day Effective Yield of a Fund is calculated in accordance with securities industry regulations and do not include net capital gains. The SEC 7-Day Effective Yield assumes reinvestment of dividends for one year.

[14]	The 30-Day Average Yield is a net annualized yield of 30 days back from the current date listed. This yield includes capital gain/loss distribution.

[15]	A Fund’s weighted average maturity (WAM) is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 60 days as calculated under SEC Rule 2a-7.

[16]	A Fund’s weighted average life (WAL) is an average of the final maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 120 days as calculated under SEC Rule 2a-7.

SECTOR ALLOCATIONS

TAXABLE FUNDS[17]
as of February 29, 2016
Security Type (Percentage of Net Assets)	Federal Instruments	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions
Certificates of Deposit	—	—	0.3%	0.3%	—	—	—
Certificates of Deposit — Eurodollar	—	—	2.2	—	—	—	—
Certificates of Deposit — Yankeedollar	—	—	17.2	21.8	—	—	—
Commercial Paper & Corporate Obligations	—	—	15.4	25.4	—	—	—
Fixed Rate Municipal Debt Obligations	—	—	0.7	2.6	—	—	—
Repurchase Agreements	—	49.0%	20.5	16.8	—	47.8%	36.2%
Time Deposits	—	—	18.8	14.9	—	—	—
U.S. Government Agency Obligations	60.1%	41.5	1.5	4.0	—	—	—
U.S. Treasury Obligations	39.9	11.8	1.4	1.2	101.5%	53.7	64.2
Variable Rate Municipal Debt Obligations	—	—	0.4	1.4	—	—	—
Variable Rate Obligations	—	—	22.3	12.1	—	—	—

[17]	Each Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

SECTOR ALLOCATIONS

TAXABLE FUNDS[17]
as of August 31, 2015
Security Type (Percentage of Net Assets)	Federal Instruments	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions
Certificates of Deposit — Eurodollar	—	—	1.7%	—	—	—	—
Certificates of Deposit — Yankeedollar	—	—	16.9	—	—	—	—
Commercial Paper & Corporate Obligations	—	—	14.5	31.6%	—	—	—
Fixed Rate Municipal Debt Obligation	—	—	0.5	2.1	—	—	—
Repurchase Agreements	—	54.4%	21.3	43.9	—	58.1%	37.8%
Time Deposits	—	—	16.7	—	—	—	—
U.S. Government Agency Obligations	—	43.6	2.0	7.7	—	—	37.1
U.S. Treasury Obligations	—	—	—	2.0	99.2%	57.4	58.8
Variable Rate Municipal Debt Obligations	—	—	0.6	2.5	—	—	—
Variable Rate Obligations	—	—	26.4	11.0	—	—	—

[17]	Each Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

SECTOR ALLOCATIONS

TAX-EXEMPT FUNDS[18]
as of February 29, 2016
Security Type (Percentage of Net Assets)	Tax-Exempt California	Tax-Exempt New York	Tax-Free Money Market
Bond Anticipation Notes	—	—	0.4%
Commercial Paper	0.5%	6.5%	10.0
General Obligation Bonds	—	—	4.2
Pre-Refunded Bonds	—	—	0.5
Put Bonds	—	—	0.1
Repurchase Agreements	1.4	1.4	—
Revenue Anticipation Notes	—	1.8	0.6
Revenue Bonds	—	—	0.6
Tax and Revenue Anticipation Notes	—	—	0.3
Variable Rate Obligations	98.0	90.2	85.0
as of August 31, 2015
Bond Anticipation Notes	—	5.0%	1.7%
Commercial Paper	6.3%	3.5	11.8
General Obligation Bonds	0.2	—	6.9
Pre-Refunded Bonds	—	—	0.5
Put Bonds	—	—	0.9
Repurchase Agreements	—	—	0.6
Revenue Anticipation Notes	—	—	0.3
Revenue Bonds	2.2	1.5	1.9
Tax and Revenue Anticipation Notes	—	—	1.4
Tax Anticipation Notes	—	2.7	0.2
U.S. Government Agency Obligations	0.8	—	0.9
Variable Rate Obligations	90.4	86.1	73.5

[18]	Each Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Schedule of Investments

February 29, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
U.S. Government Agency Obligations – 60.1%
Federal Farm Credit Bank
$25,000,000	0.410	%(a)	04/04/16	$25,001,176
4,500,000	0.510	(a)	04/11/16	4,499,794
23,000,000	0.630	(a)	04/11/16	23,007,062
1,400,000	0.412	(a)	05/20/16	1,400,006
5,500,000	0.483	(a)	06/30/16	5,500,621
18,500,000	0.420	(a)	07/01/16	18,492,149
1,000,000	0.737		08/18/16	996,600
1,000,000	0.507	(a)	09/14/16	1,000,000
3,500,000	0.469	(a)	09/29/16	3,499,951
100,000	5.875		10/03/16	103,142
380,000	0.415	(a)	12/19/16	379,833
3,500,000	0.498	(a)	12/29/16	3,499,712
2,500,000	0.517	(a)	01/20/17	2,500,000
1,000,000	0.377	(a)	02/15/17	998,211
1,000,000	0.536	(a)	04/25/17	1,000,000
1,250,000	0.616	(a)	08/01/17	1,249,128
Federal Home Loan Bank
35,720,000	0.300		03/02/16	35,719,707
20,000,000	0.305		03/02/16	19,999,833
7,700,000	0.315		03/02/16	7,699,934
70,000,000	0.173		03/08/16	69,997,686
20,000,000	0.489		03/09/16	19,997,866
5,250,000	3.125		03/11/16	5,254,483
2,500,000	0.449		03/18/16	2,499,481
3,500,000	0.449		03/23/16	3,499,059
9,500,000	0.290		03/24/16	9,498,240
5,000,000	0.382		04/08/16	4,998,021
860,000	0.250		05/11/16	859,824
345,000	5.375		05/18/16	348,686
950,000	0.561		05/27/16	948,737
1,250,000	0.425	(a)	06/02/16	1,249,831
5,000,000	0.587		07/08/16	4,989,698
1,500,000	0.610		07/08/16	1,500,000
3,500,000	0.500		07/26/16	3,500,000
430,000	5.500		08/15/16	439,827
5,500,000	0.500		08/19/16	5,487,199
2,000,000	0.517	(a)	09/22/16	1,999,996
2,500,000	0.541	(a)	10/12/16	2,499,753
2,500,000	0.536	(a)	11/01/16	2,500,000
30,000,000	0.487	(a)	11/03/16	30,000,000
15,000,000	0.539	(a)	11/03/16	15,000,000
35,000,000	0.540	(a)	11/08/16	34,999,991
1,270,000	0.506	(a)	12/23/16	1,269,155
2,500,000	0.531	(a)	01/17/17	2,497,949
1,500,000	0.559	(a)	02/07/17	1,499,835
15,000,000	0.558	(a)	02/17/17	15,000,000
4,000,000	0.558	(a)	03/13/17	4,000,000
4,000,000	0.558	(a)	03/16/17	4,000,000
4,000,000	0.605	(a)	08/28/17	3,999,398
1,500,000	0.615	(a)(b)	09/01/17	1,500,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$412,381,574

U.S. Treasury Obligations – 39.9%
United States Treasury Bill
$15,000,000	0.464%		08/25/16	$14,966,444
United States Treasury Floating Rate Notes
78,150,000	0.389	(a)	04/30/16	78,157,084
11,000,000	0.390	(a)	07/31/16	11,001,866
20,000,000	0.373	(a)	10/31/16	20,001,758
United States Treasury Notes
45,064,000	0.375		04/30/16	45,067,001
35,282,000	2.625		04/30/16	35,414,985
1,000,000	0.500		07/31/16	1,000,113
1,000,000	3.250		07/31/16	1,010,908
12,900,000	4.875		08/15/16	13,143,642
1,550,000	1.000		08/31/16	1,553,634
2,510,000	3.000		08/31/16	2,538,753
8,500,000	0.875		09/15/16	8,515,061
5,000,000	1.000		09/30/16	5,013,110
22,000,000	3.000		09/30/16	22,299,513
7,000,000	0.625		10/15/16	7,004,007
6,000,000	3.125		10/31/16	6,102,619
800,000	4.625		11/15/16	821,920

TOTAL U.S. TREASURY OBLIGATIONS				$273,612,418

TOTAL INVESTMENTS – 100.0%				$685,993,992

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%				90,919

NET ASSETS – 100.0%				$686,084,911

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at February 29, 2016.
(b)	All or a portion represents a forward commitment.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments

February 29, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations – 41.5%
Federal Farm Credit Bank
$50,000,000	0.380	%(a)	03/28/16	$49,998,873
100,000,000	0.409	(a)	03/29/16	99,999,209
25,000,000	0.492	(a)	03/31/16	25,000,577
100,000,000	0.426	(a)	04/04/16	99,999,294
48,500,000	0.510	(a)	04/11/16	48,504,130
100,000,000	0.397	(a)	04/15/16	99,998,185
20,000,000	0.410	(a)	05/06/16	19,999,267
50,000,000	0.530	(a)	06/09/16	50,012,444
35,000,000	0.502	(a)	07/15/16	34,998,637
28,000,000	0.530	(a)	07/27/16	27,998,269
50,000,000	0.420	(a)	07/29/16	50,000,000
40,000,000	0.500	(a)	07/29/16	40,009,998
275,000,000	0.702	(a)	08/09/16	275,006,902
49,000,000	0.737		08/18/16	48,833,400
29,590,000	0.447	(a)	09/14/16	29,579,832
98,000,000	0.507	(a)	09/14/16	98,000,000
34,457,000	0.530	(a)	09/19/16	34,474,327
200,000,000	0.371	(a)	09/23/16	200,026,925
200,000,000	0.519	(a)	11/04/16	200,044,160
95,000,000	0.498	(a)	12/29/16	94,992,178
195,000,000	0.517	(a)	01/20/17	195,000,000
99,000,000	0.377	(a)	02/15/17	98,822,871
12,510,000	0.493	(a)	02/27/17	12,500,393
131,300,000	0.536	(a)	04/25/17	131,300,000
150,000,000	0.347	(a)	04/27/17	149,997,818
200,000,000	0.416	(a)	05/15/17	199,995,612
490,000,000	0.494	(a)	05/23/17	490,000,000
275,000,000	0.642	(a)	06/26/17	274,994,747
65,000,000	0.577	(a)	07/21/17	64,999,860
6,500,000	0.616	(a)	08/01/17	6,495,465
Federal Home Loan Bank
169,200,000	0.260		03/07/16	169,199,607
79,000,000	0.340		03/08/16	78,999,798
18,500,000	0.479		03/08/16	18,498,309
157,000,000	0.330		03/09/16	156,999,200
137,300,000	0.340		03/09/16	137,300,539
590,000,000	0.385	(a)	03/11/16	589,997,952
10,820,000	1.000		03/11/16	10,821,872
995,000,000	0.449		03/18/16	994,793,261
495,500,000	0.449		03/23/16	495,366,766
500,000,000	0.369	(a)	03/24/16	500,000,000
90,000,000	0.330		04/01/16	89,997,249
250,000,000	0.220		04/07/16	249,993,942
555,000,000	0.340		04/08/16	554,973,306
500,000,000	0.363	(a)	04/08/16	500,000,000
7,760,000	5.375		04/12/16	7,805,069
500,000,000	0.220		04/15/16	499,979,119
750,000,000	0.240		04/15/16	749,963,550
139,000,000	0.260		04/20/16	138,999,496
144,000,000	0.270		04/22/16	143,999,006
67,000,000	0.250		04/27/16	66,995,318
81,000,000	0.250		04/29/16	80,994,148
300,000,000	0.280		04/29/16	299,987,761
225,000,000	0.290		05/03/16	224,994,465
19,000,000	0.250		05/06/16	18,997,772
250,000,000	0.300		05/10/16	249,997,949

U.S. Government Agency Obligations – (continued)
Federal Home Loan Bank – (continued)
$75,000,000	0.250%		05/11/16	$74,991,297
200,000,000	0.502	(a)	05/13/16	199,993,764
90,610,000	5.375		05/18/16	91,583,166
250,000,000	0.394	(a)	05/24/16	250,000,000
140,000,000	0.561		05/27/16	139,813,917
132,500,000	0.425	(a)	06/02/16	132,482,139
28,000,000	0.664		06/08/16	27,949,950
250,000,000	0.664		06/10/16	249,544,097
50,000,000	0.603		06/22/16	49,907,403
60,600,000	0.375		06/29/16	60,593,809
495,500,000	0.610		07/08/16	495,500,000
493,000,000	0.500		07/26/16	493,000,000
193,000,000	0.500		08/19/16	192,550,793
245,000,000	0.541	(a)	10/12/16	244,975,805
170,000,000	0.536	(a)	11/01/16	170,000,000
554,000,000	0.487	(a)	11/03/16	554,000,000
232,500,000	0.539	(a)	11/03/16	232,500,000
459,500,000	0.540	(a)	11/08/16	459,499,896
250,000,000	0.481	(a)	01/30/17	249,965,245
50,000,000	0.484	(a)	02/03/17	49,992,682
125,000,000	0.485	(a)	02/07/17	124,981,394
43,000,000	0.559	(a)	02/07/17	42,995,260
50,000,000	0.482	(a)	02/13/17	49,989,552
40,000,000	0.482	(a)	02/14/17	39,993,897
480,000,000	0.558	(a)	02/17/17	480,000,000
244,500,000	0.558	(a)	03/13/17	244,500,000
244,500,000	0.558	(a)	03/16/17	244,500,000
250,000,000	0.533	(a)	05/02/17	249,970,727
152,500,000	0.605	(a)	08/28/17	152,477,054
98,500,000	0.615	(a)(b)	09/01/17	98,500,000
Federal Home Loan Mortgage Corporation
200,000,000	0.507	(a)	11/14/16	199,978,156
300,000,000	0.437	(a)	04/20/17	299,947,812
755,000,000	0.328	(a)	04/26/17	754,912,822
500,000,000	0.562	(a)	07/21/17	499,928,552
Federal National Mortgage Association
837,500,000	0.514	(a)	10/21/16	837,463,790
143,175,000	0.452	(a)	07/20/17	143,055,018

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$19,163,276,824

U.S. Treasury Obligations – 11.8%
United States Treasury Bills
$301,000,000	0.464%		08/25/16	$300,326,638
949,000,000	0.481	(b)	09/01/16	946,697,091
United States Treasury Floating Rate Note
350,050,000	0.389	(a)	04/30/16	350,078,326
United States Treasury Notes
441,000,000	3.250		06/30/16	444,811,821
6,000,000	0.625		07/15/16	6,002,013
118,000,000	0.500		07/31/16	118,013,355
590,000,000	3.250		07/31/16	596,201,663
1,132,200,000	4.875		08/15/16	1,153,588,662
307,450,000	1.000		08/31/16	308,202,586

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – (continued)
United States Treasury Notes – (continued)
$109,000,000	3.000%		08/31/16	$110,333,862
383,000,000	0.875		09/15/16	383,679,988
297,500,000	1.000		09/30/16	298,280,029
277,000,000	3.000		09/30/16	280,918,092
138,000,000	4.625		11/15/16	141,781,277

TOTAL U.S. TREASURY OBLIGATIONS				$5,438,915,403

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$24,602,192,227

Repurchase Agreements(c) – 49.0%
Bank of Montreal
$300,000,000	0.360	%(a)(d)	03/07/16	$300,000,000
Maturity Value: $300,186,000
Settlement Date: 02/11/16

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
5.000%, due 06/01/22 to 01/01/45, Federal National Mortgage
Association, 2.000% to 5.500%, due 08/01/20 to 04/01/45 and
Government National Mortgage Association, 2.500%, due
03/15/28. The aggregate market value of the collateral,
including accrued interest, was $309,000,000.

Bank of Nova Scotia (The)
500,000,000	0.330	(a)(d)	03/07/16	500,000,000
Maturity Value: $500,206,251
Settlement Date: 02/01/16

Collateralized by Federal Home Loan Mortgage Corp., 1.050%,
due 05/17/18, Federal National Mortgage Association, 6.250%
to 7.250%, due 05/15/29 to 11/15/30 and U.S. Treasury Note,
0.375% to 1.375%, due 10/31/16 to 10/31/20. The aggregate
market value of the collateral, including accrued interest, was
$510,135,608.

850,000,000	0.360	(a)(d)	03/07/16	850,000,000
Maturity Value: $850,586,500
Settlement Date: 01/07/16

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
5.500%, due 02/01/26 to 09/01/45, Federal National Mortgage
Association, 2.500% to 7.250%, due 01/01/26 to 01/01/46,
Government National Mortgage Association, 4.000%, due
11/20/45, U.S. Treasury Bill, 0.000%, due 03/31/16 and U.S.
Treasury Interest-Only Stripped Security, 0.000%, due
02/15/27. The aggregate market value of the collateral,
including accrued interest, was $875,965,303.

250,000,000	0.380	(a)(d)	03/07/16	250,000,000
Maturity Value: $250,720,420
Settlement Date: 10/07/15

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
4.000%, due 07/01/27 to 08/01/45, Federal National Mortgage
Association, 3.000% to 6.250%, due 06/01/26 to 01/01/46,
Government National Mortgage Association, 4.000% to
5.000%, due 06/20/38 to 09/20/45, U.S. Treasury Bill, 0.000%,
due 03/31/16 and U.S. Treasury Note, 1.125%, due 02/28/21.
The aggregate market value of the collateral, including accrued interest, was $257,894,079.

Repurchase Agreements(c) – (continued)
Bank of Nova Scotia (The) – (continued)
$250,000,000	0.400	%(a)(d)	03/07/16	$250,000,000
Maturity Value: $250,758,333
Settlement Date: 02/11/16

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
5.000%, due 02/01/26 to 08/01/45, Federal National Mortgage
Association, 3.000% to 6.250%, due 02/01/23 to 01/01/46,
Government National Mortgage Association, 4.000% to
4.500%, due 03/20/41 to 11/20/45, U.S. Treasury Bill, 0.000%,
due 03/31/16 and U.S. Treasury Note, 1.125%, due 02/28/21.
The aggregate market value of the collateral, including accrued interest, was $257,552,144.

250,000,000	0.470	(a)(d)	03/07/16	250,000,000
Maturity Value: $251,214,171
Settlement Date: 10/07/15

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
4.000%, due 09/01/26 to 08/01/45, Federal National Mortgage
Association, 2.500% to 6.250%, due 12/01/23 to 01/01/46,
Government National Mortgage Association, 3.500% to
5.000%, due 05/20/45 to 09/15/45 and U.S. Treasury Note,
0.875%, due 06/15/17. The aggregate market value of the
collateral, including accrued interest, was $257,968,776.

BNP Paribas
2,000,000,000	0.300		03/01/16	2,000,000,000
Maturity Value: $2,000,016,667

Collateralized by U.S. Treasury Bond, 5.000%, due 05/15/37,
U.S. Treasury Inflation-Indexed Notes, 0.125% to 0.375%, due
04/15/16 to 07/15/25, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 11/15/26 to 02/15/35 and U.S. Treasury
Notes, 1.625% to 2.750%, due 11/30/17 to 11/15/24. The
aggregate market value of the collateral, including accrued
interest, was $2,040,000,000.

500,000,000	0.330	(a)(d)	03/01/16	500,000,000
Maturity Value: $500,123,750
Settlement Date: 02/23/16

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
4.500%, due 06/01/44 to 01/01/45, Federal National Mortgage
Association, 3.500% to 4.000%, due 10/01/26 to 04/01/35,
Government National Mortgage Association, 3.500%, due
01/20/46, U.S. Treasury Bill, 0.000%, due 03/03/16, U.S.
Treasury Bond, 3.000%, due 11/15/44, U.S. Treasury Inflation-
Indexed Bonds, 1.375% to 3.625%, due 04/15/28 to 02/15/44,
U.S. Treasury Inflation-Indexed Note, 1.875%, due 07/15/19,
U.S. Treasury Interest-Only Stripped Securities, 0.000%, due
11/15/16 to 05/15/33 and U.S. Treasury Notes, 1.125% to
3.125%, due 01/15/19 to 02/15/25. The aggregate market value of the collateral, including accrued interest, was $510,287,370.

The accompanying notes are an integral part of these financial statements.	13

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

February 29, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
BNP Paribas – (continued)
$550,000,000	0.330	%(a)(d)	03/01/16	$550,000,000
Maturity Value: $550,100,834
Settlement Date: 02/23/16

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
4.000%, due 11/01/44 to 01/01/45, Federal National Mortgage
Association, 2.500% to 6.500%, due 09/01/22 to 01/01/46,
Government National Mortgage Association, 3.500%, due
01/20/46, U.S. Treasury Bill, 0.000%, due 03/31/16, U.S.
Treasury Inflation-Indexed Note, 0.125%, due 04/15/19 and
U.S. Treasury Notes, 0.875% to 3.125%, due 06/15/18 to
02/28/23. The aggregate market value of the collateral,
including accrued interest, was $561,999,288.

1,000,000,000	0.390	(a)(d)	03/07/16	1,000,000,000
Maturity Value: $1,001,584,937
Settlement Date: 02/24/16

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
5.500%, due 09/01/24 to 12/01/27, Federal National Mortgage
Association, 3.000% to 4.500%, due 03/01/26 to 10/01/43, U.S.
Treasury Bond, 6.000%, due 02/15/26, U.S. Treasury Inflation-
Indexed Note, 0.125% to 0.375%, due 04/15/19 to 07/15/25 and
U.S. Treasury Notes, 0.500% to 2.375%, due 07/31/17 to
02/28/23. The aggregate market value of the collateral,
including accrued interest, was $1,020,352,413.

BNP Paribas Securities Corp.
500,000,000	0.250	(a)(d)	03/01/16	500,000,000
Maturity Value: $501,267,353
Settlement Date: 03/02/15

Collateralized by Federal Home Loan Bank, 3.300%, due
09/07/32, Federal Home Loan Mortgage Corp., 1.250% to
7.000%, due 05/01/16 to 11/01/45, Federal National Mortgage
Association, 2.000% to 9.000%, due 03/10/16 to 01/01/46,
Government National Mortgage Association, 3.000% to
9.500%, due 05/15/16 to 12/20/45, U.S. Treasury Bill, 0.000%,
due 03/03/16 to 08/18/16, U.S. Treasury Bond, 7.250% to
7.875%, due 05/15/16 to 02/15/21, U.S. Treasury Interest-Only
Stripped Securities, 0.000%, due 08/15/17 to 02/15/33 and U.S.
Treasury Notes, 0.625% to 2.625%, due 12/31/16 to 07/31/21.
The aggregate market value of the collateral, including accrued interest, was $509,999,986.

48,500,000	0.310		03/01/16	48,500,000
Maturity Value: $48,500,418

Collateralized by Federal Home Loan Mortgage Corp., 4.000% to
6.500%, due 01/01/18 to 03/01/43, Federal National Mortgage
Association, 2.500% to 7.000%, due 05/01/16 to 02/01/46,
Government National Mortgage Association, 3.500% to
10.000%, due 10/15/17 to 03/20/44, U.S. Treasury Bill,
0.000%, due 03/31/16, U.S. Treasury Bond, 2.875% to 7.250%,
due 05/15/16 to 08/15/45, U.S. Treasury Interest-Only Stripped
Security, 0.000%, due 11/15/27 and U.S. Treasury Notes,
0.500% to 2.000%, due 01/31/17 to 08/15/25. The aggregate
market value of the collateral, including accrued interest, was
$49,470,014.

Repurchase Agreements(c) – (continued)
Citibank N.A.
$400,000,000	0.320%		03/02/16	$400,000,000
Maturity Value: $400,024,889
Settlement Date: 02/24/16

Collateralized by U.S. Treasury Bill, 0.000%, due 03/03/16, U.S.
Treasury Bonds, 3.125% to 4.375%, due 11/15/39 to 02/15/43,
and U.S. Treasury Notes, 0.750% to 4.250%, due 10/31/17 to
05/15/25. The aggregate market value of the collateral,
including accrued interest, was $408,000,003.

Citigroup Global Markets Inc.
600,000	0.300		03/01/16	600,000
Maturity Value: $600,005
Collateralized by U.S. Treasury Note, 0.375%, due 03/15/16. The market value of the collateral, including accrued interest, was $612,051.
1,000,000	0.320		03/01/16	1,000,000
Maturity Value: $1,000,009
Collateralized by U.S. Treasury Interest-Only Stripped Security, 0.000%, due 11/15/33. The market value of the collateral, including accrued interest, was $1,020,000.

Credit Agricole Corporate and Investment Bank
250,000,000	0.340		03/02/16	250,000,000
Maturity Value: $250,016,528
Settlement Date: 02/24/16

Collateralized by Federal Home Loan Mortgage Corp., 4.000%,
due 08/01/45, Federal National Mortgage Association, 3.500%
to 4.500%, due 05/01/42 to 02/01/46 and U.S. Treasury Bond,
3.625%, due 02/15/44. The aggregate market value of the
collateral, including accrued interest, was $257,317,238.

250,000,000	0.340	(e)(f)	03/08/16	250,000,000
Maturity Value: $250,016,528

Federal Reserve Bank of New York
600,000,000	0.250		03/01/16	600,000,000
Maturity Value: $600,004,167
Collateralized by U.S. Treasury Notes, 2.000%, due 11/30/20 to 02/15/22. The aggregate market value of the collateral, including accrued interest, was $600,004,253.

ING Financial Markets LLC
100,000,000	0.310		03/01/16	100,000,000
Maturity Value: $100,000,861
Collateralized by Federal National Mortgage Association, 3.000% to 4.500%, due 11/01/25 to 01/01/45. The aggregate market value of the collateral, including accrued interest, was $102,002,201.
250,000,000	0.310		03/01/16	250,000,000
Maturity Value: $250,002,153
Collateralized by Federal National Mortgage Association, 2.500% to 6.500%, due 07/01/23 to 10/01/45. The aggregate market value of the collateral, including accrued interest, was $255,000,263.

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
ING Financial Markets LLC – (continued)
$300,000,000	0.310%		03/01/16	$300,000,000
Maturity Value: $300,002,583
Collateralized by Federal National Mortgage Association, 2.500% to 8.000%, due 09/01/17 to 12/01/45. The aggregate market value of the collateral, including accrued interest, was $306,000,903.
100,000,000	0.430	(a)(e)	04/08/16	100,000,000
Maturity Value: $100,247,809
Settlement Date: 10/08/15
Collateralized by Federal National Mortgage Association, 3.000% to 6.500%, due 03/01/24 to 01/01/45. The aggregate market value of the collateral, including accrued interest, was $102,003,217.
500,000,000	0.430	(a)(e)	04/08/16	500,000,000
Maturity Value: $501,980,480
Settlement Date: 05/26/15

Collateralized by Federal Home Loan Mortgage Corp., 7.000%,
due 03/17/31 and Federal National Mortgage Association,
2.500% to 7.500%, due 09/01/17 to 01/01/48. The aggregate
market value of the collateral, including accrued interest, was
$510,002,199.

100,000,000	0.430	(a)(e)	04/15/16	100,000,000
Maturity Value: $100,336,028
Settlement Date: 07/09/15
Collateralized by Federal National Mortgage Association, 3.000% to 6.000%, due 05/01/26 to 02/01/45. The aggregate market value of the collateral, including accrued interest, was $102,003,597.

Joint Repurchase Agreement Account I
3,094,300,000	0.300		03/01/16	3,094,300,000
Maturity Value: $3,094,325,786

Joint Repurchase Agreement Account III
2,831,400,000	0.320		03/01/16	2,831,400,000
Maturity Value: $2,831,425,209

JPMorgan Securities LLC
500,000,000	0.380		04/11/16	500,000,000
Maturity Value: $500,480,278
Settlement Date: 01/11/16
Collateralized by Government National Mortgage Association, 2.500% to 8.000%, due 08/20/24 to 02/20/46. The aggregate market value of the collateral, including accrued interest, was $510,002,469.

Merrill Lynch, Pierce, Fenner & Smith, Inc.
93,100,000	0.320		03/01/16	93,100,000
Maturity Value: $93,100,828
Collateralized by Federal Home Loan Mortgage Corp., 3.500% to 4.000%, due 04/01/26 to 11/01/44. The aggregate market value of the collateral, including accrued interest, was $95,893,001.
118,600,000	0.320		03/01/16	118,600,000
Maturity Value: $118,601,054
Collateralized by Federal Home Loan Mortgage Corp., 2.500% to 4.000%, due 07/01/28 to 06/01/44. The aggregate market value of the collateral, including accrued interest, was $122,158,001.

Repurchase Agreements(c) – (continued)
RBC Capital Markets LLC
$250,000,000	0.330	%(a)(d)	03/07/16	$250,000,000
Maturity Value: $250,412,502
Settlement Date: 09/09/15

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
4.500%, due 05/01/33 to 09/01/44, Federal National Mortgage
Association, 3.000% to 5.000%, due 09/01/26 to 02/01/46 and
Government National Mortgage Association, 3.500% to
4.000%, due 04/20/45 to 10/20/45. The aggregate market value of the collateral, including accrued interest, was $254,999,999.

250,000,000	0.340	(a)(d)	03/07/16	250,000,000
Maturity Value: $250,151,110
Settlement Date: 01/13/16

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
4.500%, due 09/01/27 to 02/01/46, Federal National Mortgage
Association, 3.000% to 5.000%, due 08/01/26 to 03/01/46 and
Government National Mortgage Association, 3.000% to
5.000%, due 03/15/42 to 06/20/45. The aggregate market value of the collateral, including accrued interest, was $254,999,999.

250,000,000	0.340	(a)(d)	03/07/16	250,000,000
Maturity Value: $250,424,998
Settlement Date: 09/17/15

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
3.500%, due 11/01/35 to 02/01/46 and Federal National
Mortgage Association, 3.000% to 4.500%, due 01/01/26 to
02/01/46. The aggregate market value of the collateral,
including accrued interest, was $255,000,001.

50,000,000	0.370	(a)(d)	03/07/16	50,000,000
Maturity Value: $50,046,250
Settlement Date: 01/15/16

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
4.500%, due 02/01/42 to 12/01/45, Federal National Mortgage
Association, 2.500% to 5.000%, due 12/01/27 to 02/01/46 and
Government National Mortgage Association, 3.500% to
4.000%, due 08/20/43 to 01/20/46. The aggregate market value of the collateral, including accrued interest, was $50,999,999.

200,000,000	0.370	(a)(d)	03/07/16	200,000,000
Maturity Value: $200,789,335
Settlement Date: 03/27/15

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
4.500%, due 11/01/35 to 09/01/42, Federal National Mortgage
Association, 3.500%, due 11/01/34 to 02/01/46 and
Government National Mortgage Association, 3.500% to
4.000%, due 10/15/40 to 01/20/46. The aggregate market value of the collateral, including accrued interest, was $204,000,001.

1,000,000,000	0.374	(a)(d)	03/07/16	1,000,000,000
Maturity Value: $1,003,696,455
Settlement Date: 05/05/15

Collateralized by Federal Home Loan Mortgage Corp., 1.750% to
6.000%, due 01/01/19 to 02/01/46, Federal National Mortgage
Association, 2.500% to 6.000%, due 05/01/19 to 03/01/46,
Government National Mortgage Association, 2.000% to
8.500%, due 09/15/20 to 02/20/46, U.S. Treasury Inflation-
Indexed Note, 0.125%, due 04/15/16 and U.S. Treasury Note,
1.500%, due 02/28/23. The aggregate market value of the
collateral, including accrued interest, was $1,020,000,065.

The accompanying notes are an integral part of these financial statements.	15

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

February 29, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
RBC Capital Markets LLC – (continued)
$350,000,000	0.390	%(a)(d)	03/07/16	$350,000,000
Maturity Value: $350,682,498
Settlement Date: 02/10/16

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
6.000%, due 07/01/27 to 02/01/46, Federal National Mortgage
Association, 3.000% to 5.000%, due 05/01/26 to 03/01/46 and
Government National Mortgage Association, 4.000% to
6.000%, due 06/20/28 to 05/20/45. The aggregate market value of the collateral, including accrued interest, was $357,000,001.

Societe Generale
720,000,000	0.320		03/01/16	720,000,000
Maturity Value: $720,006,400

Collateralized by U.S. Treasury Bonds, 7.250% to 8.125%, due
05/15/21 to 08/15/22, U.S. Treasury Inflation-Indexed Notes,
0.125% to 1.875%, due 04/15/16 to 01/15/25 and U.S. Treasury
Notes, 1.000% to 3.500%, due 12/31/17 to 05/15/24. The
aggregate market value of the collateral, including accrued
interest, was $734,400,071.

335,000,000	0.340		03/01/16	335,000,000
Maturity Value: $335,003,164
Collateralized by Government National Mortgage Association, 2.000% to 5.000%, due 02/20/24 to 08/20/45. The aggregate market value of the collateral, including accrued interest, was $345,050,001.

TD Securities (USA) LLC
100,000,000	0.320		03/02/16	100,000,000
Maturity Value: $100,006,222
Settlement Date: 02/24/16

Collateralized by Federal Home Loan Mortgage Corp., 3.000%,
due 12/01/29, Federal National Mortgage Association, 2.500%
to 4.500%, due 01/01/30 to 12/01/41 and U.S. Treasury Note,
1.875%, due 06/30/20. The aggregate market value of the
collateral, including accrued interest, was $102,700,869.

Wells Fargo Bank N.A.
350,000,000	0.330		03/01/16	350,000,000
Maturity Value: $350,003,208
Collateralized by Federal Home Loan Mortgage Corp., 3.500%, due 06/01/45. The market value of the collateral, including accrued interest, was $360,500,001.

Wells Fargo Securities LLC
250,000,000	0.310		03/01/16	250,000,000
Maturity Value: $250,002,153
250,000,000	0.310		03/01/16	250,000,000
Maturity Value: $250,002,153

Shared collateral consisting of U.S. Treasury Inflation-Indexed
Note, 0.375%, due 07/15/25 and U.S. Treasury Notes, 0.375%
to 1.125%, due 03/15/16 to 04/30/20. The aggregate market
value of the collateral, including accrued interest, was
$510,000,093.

Repurchase Agreements(c) – (continued)
Wells Fargo Securities LLC – (continued)
$750,000,000	0.310%		03/01/16	$750,000,000
Maturity Value: $750,045,208
Settlement Date: 02/23/16

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
6.000%, due 09/01/24 to 01/01/35 and Federal National
Mortgage Association, 3.000% to 4.500%, due 09/01/28 to
03/01/46. The aggregate market value of the collateral,
including accrued interest, was $772,500,000.

200,000,000	0.330		03/01/16	200,000,000
Maturity Value: $200,001,833

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
3.500%, due 08/01/30 to 09/01/45 and Federal National
Mortgage Association, 3.000% to 3.500%, due 07/01/30 to
11/01/45. The aggregate market value of the collateral,
including accrued interest, was $205,999,999.

300,000,000	0.330		03/01/16	300,000,000
Maturity Value: $300,002,750
Collateralized by Federal National Mortgage Association, 3.000%, due 02/01/46 to 03/01/46. The aggregate market value of the collateral, including accrued interest, was $308,999,999.
325,000,000	0.440	(e)	04/12/16	325,000,000
Maturity Value: $325,357,500
Settlement Date: 01/13/16

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
3.500%, due 02/01/31 to 09/01/45 and Federal National
Mortgage Association, 2.500% to 5.000%, due 01/01/26 to
03/01/46. The aggregate market value of the collateral,
including accrued interest, was $334,749,999.

200,000,000	0.440	(e)	04/27/16	200,000,000
Maturity Value: $200,222,444
Settlement Date: 01/27/16
Collateralized by Federal Home Loan Mortgage Corp., 3.500%, due 06/01/45 to 07/01/45. The aggregate market value of the collateral, including accrued interest, was $206,000,001.

TOTAL REPURCHASE AGREEMENTS				$22,617,500,000

TOTAL INVESTMENTS – 102.3%				$47,219,692,227

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.3)%				(1,065,127,422)

NET ASSETS – 100.0%				$46,154,564,805

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at February 29, 2016.
(b)	All or a portion represents a forward commitment.
(c)	Unless noted, all repurchase agreements were entered into on February 29, 2016. Additional information on Joint Repurchase Agreement Accounts I and III appear on pages 50-51.
(d)	The instrument is subject to a demand feature.
(e)	Security has been determined to be illiquid by the Investment Adviser. At February 29, 2016, these securities amounted to $1,475,000,000 or approximately 3.2% of net assets.
(f)	All or a portion represents a forward commitment. Forward settling repurchase agreements will be collateralized at settlement.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments

February 29, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Commercial Paper and Corporate Obligations – 15.4%
Adventis Health System
$150,000,000	0.417%	03/08/16	$149,988,042
Albion Capital LLC
79,756,000	0.571	03/16/16	79,737,390
100,000,000	0.510	03/21/16	99,972,222
55,134,000	0.499	03/22/16	55,118,241
Ascension Health Alliance
40,000,000	0.458	04/07/16	39,981,500
30,000,000	0.560	05/03/16	29,971,125
40,411,000	0.560	05/05/16	40,370,870
Atlantic Asset Securitization LLC
305,000,000	0.336	03/01/16	305,000,000
Bedford Row Funding Corp.
41,000,000	0.859	08/01/16	40,853,630
30,000,000	0.829	08/15/16	29,887,275
BNZ International Funding Ltd.
24,750,000	0.849	08/16/16	24,654,135
CAFCO LLC
60,000,000	0.818	08/08/16	59,786,667
30,000,000	0.818	08/10/16	29,892,000
Chariot Funding LLC
75,000,000	0.870	07/19/16	74,752,083
Charta LLC
50,000,000	0.459	03/29/16	49,982,500
65,000,000	0.746	06/27/16	64,844,469
60,000,000	0.818	08/08/16	59,786,667
150,000,000	0.818	08/10/16	149,460,000
Ciesco LLC
60,000,000	0.818	08/08/16	59,786,667
Commonwealth Bank of Australia
100,000,000	0.829	08/24/16	99,604,000
CRC Funding LLC
74,750,000	0.818	08/01/16	74,495,850
Erste Abwicklungsanstalt
200,000,000	0.377	03/03/16	199,995,889
35,000,000	0.664	06/08/16	34,937,437
Fairway Finance Co., LLC
25,000,000	0.479	04/04/16	24,988,903
Gotham Funding Corp.
60,000,000	0.541	03/24/16	59,979,683
75,332,000	0.541	03/29/16	75,300,947
95,000,000	0.529	04/19/16	94,932,761
125,000,000	0.529	04/25/16	124,900,694
JPMorgan Securities LLC
200,000,000	0.531	03/23/16	199,936,444
Jupiter Securitization Co. LLC
25,000,000	0.870	07/20/16	24,916,771
Kaiser Foundation Hospitals
32,023,000	0.520	03/21/16	32,013,935
29,800,000	0.539	04/26/16	29,775,431
30,000,000	0.612	05/02/16	29,969,000
30,078,000	0.582	05/17/16	30,041,330
50,000,000	0.612	05/25/16	49,929,167
60,276,000	0.715	07/05/16	60,128,324
30,000,000	0.736	07/21/16	29,914,800
30,275,000	0.766	08/11/16	30,172,191

Commercial Paper and Corporate Obligations – (continued)
Kells Funding LLC
$125,000,000	0.326%	03/07/16	$124,993,333
168,000,000	0.612	05/12/16	167,798,400
200,000,000	0.622 (a)	06/07/16	199,667,889
99,000,000	0.623 (a)	06/10/16	98,835,605
Liberty Street Funding LLC
90,000,000	0.612	03/14/16	89,980,500
65,000,000	0.664	03/17/16	64,981,222
250,000,000	0.469	04/25/16	249,824,306
LMA Americas LLC
49,100,000	0.408	03/07/16	49,096,727
Matchpoint Finance PLC
65,000,000	0.510	03/02/16	64,999,097
Mizuho Bank Ltd.
43,700,000	0.695	06/17/16	43,610,852
National Australia Bank Ltd.
460,000,000	0.664	03/21/16	459,833,889
Nederlandse Waterschapsbank NV
250,000,000	0.602	03/21/16	250,000,000
Nordea Bank AB
500,000,000	0.834	08/11/16	498,154,931
Old Line Funding Corp.
140,000,000	0.797	04/14/16	139,866,533
75,000,000	0.766	04/18/16	74,925,000
143,000,000	0.797	04/20/16	142,845,083
100,000,000	0.890	07/14/16	99,673,787
88,168,000	0.765	07/21/16	87,907,170
Regency Markets No. 1 LLC
195,000,000	0.438	03/15/16	194,967,392
130,000,000	0.438	03/21/16	129,968,944
Skandinaviska Enskilda Banken AB
50,000,000	0.725	06/28/16	49,882,653
SSM Health Care Corp.
60,000,000	0.510	03/22/16	59,982,500
30,000,000	0.510	04/13/16	29,982,083
30,000,000	0.582	05/17/16	29,963,425
30,000,000	0.580	05/25/16	29,959,625
Standard Chartered Bank
255,000,000	0.828	06/30/16	254,305,762
Svenska Handelsbanken AB
120,000,000	0.818	08/09/16	119,570,667
Thunder Bay Funding, Inc.
50,000,000	0.715	04/11/16	49,960,139
Victory Receivables Corp.
80,000,000	0.541	03/22/16	79,975,267
165,000,000	0.479	03/24/16	164,950,454
65,000,000	0.541	03/28/16	64,974,162
75,000,000	0.541	04/01/16	74,965,771
100,000,000	0.550	04/25/16	99,917,500

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS			$7,090,079,708

Certificate of Deposit – 0.3%
Wells Fargo Bank N.A.
$145,000,000	0.840%	08/18/16	$145,000,000

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Certificates of Deposit-Eurodollar – 2.2%
HSBC Bank PLC
$150,000,000	0.850%		08/10/16	$150,003,360
175,000,000	0.860		08/25/16	175,004,284
Mitsubishi UFJ Trust & Banking Corp.
140,000,000	0.760		06/02/16	140,001,804
Sumitomo Mitsui Trust Bank Ltd.
250,000,000	0.830		06/24/16	250,003,982
150,000,000	0.890		07/18/16	150,002,885
150,000,000	0.900		07/26/16	150,003,051

TOTAL CERTIFICATES OF DEPOSIT-EURODOLLAR				$1,015,019,366

Certificates of Deposit-Yankeedollar – 17.2%
Banco Del Estado De Chile
$50,000,000	0.800%		08/01/16	$50,000,000
Bank of Nova Scotia (The)
450,000,000	0.480		04/06/16	450,000,000
Credit Industriel et Commercial
220,000,000	0.650		03/16/16	220,000,000
100,000,000	0.700		05/06/16	100,000,000
150,000,000	0.710		05/09/16	150,000,000
Credit Suisse AG
150,000,000	0.830		06/13/16	150,000,000
DZ Bank AG
150,000,000	0.350		03/07/16	150,000,000
230,000,000	0.710		06/30/16	230,000,000
200,000,000	0.750		07/18/16	200,000,000
140,000,000	0.750		07/29/16	140,000,000
HSBC Bank PLC
50,000,000	0.660		06/09/16	50,000,000
Mitsubishi UFJ Trust & Banking Corp.
200,000,000	0.700		06/21/16	200,000,000
250,000,000	0.750		07/13/16	250,000,000
60,000,000	0.870		07/14/16	60,020,103
85,000,000	0.850		07/19/16	85,022,836
Mizuho Bank Ltd.
145,000,000	0.680		06/02/16	145,000,000
138,000,000	0.700		06/15/16	138,000,000
225,000,000	0.700		06/22/16	225,000,000
140,000,000	0.760		07/05/16	140,000,000
150,000,000	0.750		07/15/16	150,000,000
100,000,000	0.830		08/03/16	100,000,000
National Bank of Kuwait
87,500,000	0.800		04/13/16	87,500,000
100,000,000	0.800		05/23/16	100,000,000
50,000,000	0.800		05/27/16	50,000,000
50,000,000	0.800		06/03/16	50,000,000
100,000,000	0.800		06/08/16	100,000,000
100,000,000	0.800		06/20/16	100,000,000
150,000,000	0.800		06/22/16	150,000,000
Norinchukin Bank (The)
215,000,000	0.680		06/01/16	215,000,000
225,000,000	0.700		06/22/16	225,000,000
215,000,000	0.770		07/01/16	215,000,000

Certificates of Deposit-Yankeedollar – (continued)
Standard Chartered Bank
$202,500,000	0.650%		03/23/16	$202,500,000
185,000,000	0.800		06/06/16	185,000,000
115,000,000	0.910		07/29/16	115,000,000
State Street Bank & Trust Co.
350,000,000	0.830		08/25/16	350,000,000
Sumitomo Mitsui Banking Corp.
175,000,000	0.500		03/18/16	175,000,000
250,000,000	0.500		03/21/16	250,000,000
119,750,000	0.850		06/09/16	119,786,192
72,000,000	0.870		07/14/16	72,024,009
45,000,000	0.850		07/26/16	45,012,716
120,000,000	0.760		08/01/16	120,000,000
76,000,000	0.850		08/01/16	76,022,385
Sumitomo Mitsui Trust Bank Ltd.
225,000,000	0.700		06/13/16	225,000,000
Svenska Handelsbanken AB
200,000,000	0.820		07/29/16	200,000,000
Toronto-Dominion Bank (The)
250,000,000	0.550		04/15/16	250,000,000
550,000,000	0.850		07/07/16	550,000,000
UBS AG
140,000,000	0.670		06/03/16	140,000,000
140,000,000	0.850		08/03/16	140,000,000

TOTAL CERTIFICATES OF DEPOSIT-YANKEEDOLLAR				$7,890,888,241

Fixed Rate Municipal Debt Obligations – 0.7%
Australia & New Zealand Banking Group Ltd.
$171,150,000	3.250	%(b)	03/01/16	$171,150,000
GE Capital International Funding Co.
103,734,000	0.964	(b)	04/15/16	103,773,119
ING Bank NV
41,950,000	4.000	(b)	03/15/16	42,005,769
National Australia Bank Ltd.
3,200,000	3.000	(a)(b)	07/27/16	3,228,873

TOTAL FIXED RATE MUNICIPAL DEBT OBLIGATIONS				$320,157,761

Time Deposits – 18.8%
BNYMellon, National Association
$1,000,000,000	0.270%		03/01/16	$1,000,000,000
Credit Agricole Corporate and Investment Bank
2,275,000,000	0.310		03/01/16	2,275,000,000
Credit Industriel et Commercial
400,000,000	0.300		03/01/16	400,000,000
DNB Bank ASA/New York
500,000,000	0.290		03/01/16	500,000,000
800,000,000	0.370		03/02/16	800,000,000
National Bank of Kuwait
500,000,000	0.320		03/01/16	500,000,000
Natixis
1,300,000,000	0.310		03/01/16	1,300,000,000

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments (continued)

February 29, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Time Deposits – (continued)
Skandinaviska Enskilda Banken AB
$700,000,000	0.290%		03/01/16	$700,000,000
400,000,000	0.350		03/01/16	400,000,000
Swedbank AB
800,000,000	0.290		03/01/16	800,000,000

TOTAL TIME DEPOSITS				$8,675,000,000

U.S. Government Agency Obligations – 1.5%
Federal Home Loan Bank
$300,000,000	0.300%		03/07/16	$299,999,364
74,000,000	0.340		03/08/16	73,999,811
148,000,000	0.330		03/09/16	147,999,246
89,000,000	0.340		03/09/16	88,999,740
Overseas Private Investment Corp. (USA)
92,100,000	0.400	(c)	03/07/16	92,100,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$703,098,161

U.S. Treasury Obligations – 1.4%
United States Treasury Notes
$309,000,000	1.500%		06/30/16	$310,066,820
330,500,000	3.250		06/30/16	333,373,312

TOTAL U.S. TREASURY OBLIGATIONS				$643,440,132

Variable Rate Municipal Debt Obligations(c) – 0.4%
BlackRock Municipal Bond Trust VRDN RB Putters Series 2012-T0014 (JPMorgan Chase N.A., LIQ)(b)
$19,375,000	0.370%		03/01/16	$19,375,000
BlackRock MuniVest Fund VRDN RB Putters Series 2012-T0005 (JPMorgan Chase Bank N.A., LIQ)(b)
13,950,000	0.370		03/01/16	13,950,000
BlackRock MuniVest Fund, Inc. VRDN RB Putters Series 2012-T0007 (JPMorgan Chase Bank N.A., LIQ)
29,110,000	0.370		03/01/16	29,110,000
City of Portland, Maine GO VRDN for Taxable Pension Boards Series 2001 RMKT (Sumitomo Mitsui Banking, SPA)
60,000,000	0.420		03/07/16	60,000,000
Montgomery County, Tennessee Industrial Development Board VRDN RB for Hankook Tire Manufacturing LP Project Series 2015 A (Kookmin Bank, LOC)
40,000,000	0.550		03/07/16	40,000,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS				$162,435,000

Variable Rate Obligations(c) – 22.3%
Australia & New Zealand Banking Group Ltd.
$260,000,000	0.790	%(b)	05/16/16	$260,000,000

Variable Rate Obligations(c) – (continued)
Banco Del Estado De Chile
$75,000,000	0.781%		06/15/16	$75,000,000
50,000,000	0.776		08/12/16	50,000,000
Bank Nederlandse Gemeenten NV
300,000,000	0.608	(b)	05/09/16	300,000,000
250,000,000	0.607	(b)	05/16/16	250,000,000
Bank of Montreal
500,000,000	0.599		04/11/16	500,000,000
250,000,000	0.609		05/17/16	250,000,000
Bank of Nova Scotia (The)
350,000,000	0.788		05/23/16	350,000,000
150,000,000	0.638		06/06/16	150,000,000
BNZ International Funding Ltd.
100,000,000	0.574	(b)	03/24/16	100,000,000
Collateralized Commercial Paper Co. LLC
520,000,000	0.808		07/06/16	520,000,000
Commonwealth Bank of Australia
200,000,000	0.599	(b)	03/10/16	200,000,000
115,500,000	0.543	(b)	03/24/16	115,499,661
250,000,000	0.609	(b)	06/10/16	250,000,000
75,000,000	0.610	(b)	06/14/16	75,000,000
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA-NY
750,000,000	0.630		04/18/16	750,000,000
Cooperatieve Rabobank UA
500,000,000	0.759		06/17/16	500,000,000
Credit Suisse AG
145,000,000	0.856		08/02/16	145,000,000
Dexia Credit Local SA/New York
500,000,000	0.610		04/18/16	500,000,000
100,000,000	0.609		05/10/16	100,000,000
100,000,000	0.680		05/19/16	99,995,537
DNB Bank ASA/New York
550,000,000	0.591		04/15/16	550,000,000
Erste Abwicklungsanstalt
200,000,000	0.586	(b)	03/01/16	200,000,000
Fairway Finance Co., LLC
64,750,000	0.766	(b)	08/01/16	64,750,000
General Electric Co.
30,000,000	1.271	(a)	07/12/16	30,070,081
HSBC Bank PLC
250,000,000	0.669	(b)	06/17/16	250,000,000
JPMorgan Chase Bank N.A.
222,000,000	0.612		04/07/16	222,000,000
Oversea-Chinese Banking Corp., Ltd.
200,000,000	0.666		05/25/16	200,000,000
Royal Bank of Canada
187,096,000	0.832		03/08/16	187,108,580
300,000,000	0.732		03/31/16	300,000,000
400,000,000	0.609		06/06/16	400,000,000
State Street Bank & Trust Co.
350,000,000	0.631		03/14/16	350,000,000
175,000,000	0.599		04/04/16	175,000,000
Sumitomo Mitsui Banking Corp.
300,000,000	0.595		03/02/16	300,000,000
Sumitomo Mitsui Trust Bank Ltd.
95,000,000	0.829		07/29/16	95,000,000

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Variable Rate Obligations(c) – (continued)
Svenska Handelsbanken AB
$195,000,000	0.872	%(b)	05/04/16	$195,000,000
200,000,000	0.758		07/27/16	200,000,000
Toronto-Dominion Bank (The)
7,800,000	0.792	(a)	07/13/16	7,802,254
Wells Fargo Bank N.A.
150,000,000	0.740		05/19/16	150,000,000
400,000,000	0.664		06/10/16	400,000,000
Westpac Banking Corp.
200,000,000	0.600	(b)	05/19/16	200,000,000
246,000,000	0.674	(b)	05/31/16	246,000,000

TOTAL VARIABLE RATE OBLIGATIONS				$10,263,226,113

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$36,908,344,482

Repurchase Agreements(d) – 20.5%
BNP Paribas Securities Corp.
$285,000,000	0.520%		03/01/16	$285,000,000
Maturity Value: $285,004,117

Collateralized by various corporate security issuers, 3.300% to
9.500%, due 07/18/16 to 03/15/32, various mortgage-backed
obligations, 1.636% to 5.686%, due 10/25/23 to 10/25/27, a
municipal debt obligation, 0.000%, due 05/01/16 and various
sovereign debt security issuers, 4.875% to 10.125%, due
01/17/17 to 05/15/27. The aggregate market value of the
collateral, including accrued interest, was $316,269,973.

190,000,000	0.700	(c)	03/07/16	190,000,000
Maturity Value: $191,259,803
Settlement Date: 04/08/15

Collateralized by various asset-backed obligations, 0.686% to
6.000%, due 06/17/19 to 02/15/40, various corporate security issuers, 3.500% to 10.000%, due 01/15/17 to 07/15/37, various mortgage-backed obligations, 1.291% to 5.686%, due 10/25/23
to 06/25/34 and a sovereign debt security issuer, 8.875%, due
10/14/19. The aggregate market value of the collateral,
including accrued interest, was $221,268,905.

500,000,000	1.087	(c)(e)	05/16/16	500,000,000
Maturity Value: $510,237,800
Settlement Date: 07/08/14

Collateralized by various asset-backed obligations, 0.000% to
5.622%, due 07/25/25 to 10/25/47, various corporate security issuers, 2.762% to 11.000%, due 07/18/16 to perpetual
maturity, various mortgage-backed obligations, 1.386% to
7.377%, due 10/25/23 to 08/25/28, a municipal debt obligation,
0.560%, due 09/15/27 and various sovereign debt security
issuers, 8.750% to 8.875%, due 10/14/19 to 02/04/25. The
aggregate market value of the collateral, including accrued
interest, was $575,836,261.

Repurchase Agreements(d) – (continued)
Citibank, N.A.
$500,000,000	0.320%		03/02/16	$500,000,000
Maturity Value: $500,031,111
Settlement Date: 02/24/16

Collateralized by Federal Home Loan Mortgage Corp., 0.000% to
10.050%, due 08/15/16 to 04/25/48, Federal National Mortgage
Association, 0.836% to 11.500%, due 12/25/16 to 11/01/42,
Government National Mortgage Association, 0.781% to
6.500%, due 04/20/31 to 07/16/43, U.S. Treasury Inflation-
Indexed Note, 2.625%, due 07/15/17 and U.S. Treasury Notes,
1.500% to 3.125%, due 05/15/19 to 01/31/23. The aggregate
market value of the collateral, including accrued interest, was
$510,837,139.

Credit Suisse Securities (USA) LLC
370,000,000	0.630		03/03/16	370,000,000
Maturity Value: $370,045,325
Settlement Date: 02/25/16
Collateralized by various asset-backed obligations, 0.000% to 7.650%, due 06/15/18 to 07/26/55. The aggregate market value of the collateral, including accrued interest, was $444,002,509.
200,000,000	0.793	(c)(e)	06/03/16	200,000,000
Maturity Value: $200,497,892
Settlement Date: 02/18/16
Collateralized by various asset-backed obligations, 0.000% to 7.279%, due 02/15/21 to 06/15/45. The aggregate market value of the collateral, including accrued interest, was $230,003,048.
400,000,000	1.133	(c)(e)	06/03/16	400,000,000
Maturity Value: $404,368,730
Settlement Date: 06/29/15

Collateralized by various asset-backed obligations, 0.000% to
8.936%, due 04/15/18 to 10/25/58 and various mortgage-
backed obligations, 0.000% to 51.952%, due 03/01/20 to
02/12/49. The aggregate market value of the collateral,
including accrued interest, was $480,001,411.

Federal Reserve Bank of New York
1,800,000,000	0.250		03/01/16	1,800,000,000
Maturity Value: $1,800,012,500
Collateralized by U.S. Treasury Bond, 3.625%, due 08/15/43. The market value of the collateral, including accrued interest, was $1,800,012,503.

HSBC Bank PLC
1,250,000,000	0.430		03/01/16	1,250,000,000
Maturity Value: $1,250,014,931

Collateralized by various equity securities, various Exchange-
Traded Funds, U.S. Treasury Bonds, 0.750% to 7.500%, due
11/15/16 to 08/15/45 and U.S. Treasury Notes, 0.125% to
2.625%, due 06/30/17 to 05/15/25. The aggregate market value of the collateral, including accrued interest, was
$1,286,239,706.

ING Financial Markets LLC
80,000,000	0.380		03/01/16	80,000,000
Maturity Value: $80,000,844
Collateralized by various corporate security issuers, 1.300% to 8.400%, due 10/01/16 to 03/11/44. The aggregate market value of the collateral, including accrued interest, was $84,003,013.

The accompanying notes are an integral part of these financial statements.	21

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments (continued)

February 29, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(d) – (continued)
Joint Repurchase Agreement Account I
$966,100,000	0.300%		03/01/16	$966,100,000
Maturity Value: $966,108,051

Joint Repurchase Agreement Account III
1,000,000,000	0.321		03/01/16	1,000,000,000
Maturity Value: $1,000,008,903

Merrill Lynch, Pierce, Fenner and Smith, Inc.
99,550,000	0.650		03/01/16	99,550,000
Maturity Value: $99,551,797
Collateralized by a mortgage-backed obligation, 4.436%, due 05/25/25. The market value of the collateral, including accrued interest, was $124,437,501.
103,000,000	0.680		03/01/16	103,000,000
Maturity Value: $103,001,946
Collateralized by various auction rate preferred securities, 0.000% to 1.647%, perpetual maturity. The aggregate market value of the collateral, including accrued interest, was $111,243,941.

RBC Capital Markets LLC
300,000,000	1.100	(c)(e)	04/07/16	300,000,000
Maturity Value: $301,338,335
Settlement Date: 11/13/15

Collateralized by various corporate security issuers, 0.000% to
12.500%, due 12/01/16 to perpetual maturity and Government
National Mortgage Association, 3.500%, due 10/20/45. The
aggregate market value of the collateral, including accrued
interest, was $322,815,832.

Societe Generale
260,000,000	0.420		03/01/16	260,000,000
Maturity Value: $260,003,033

Collateralized by various corporate security issuers, 1.400% to
11.000%, due 05/01/16 to perpetual maturity and various
sovereign debt security issuers, 2.625% to 12.250%, due
09/18/18 to 01/27/45. The aggregate market value of the
collateral, including accrued interest, was $280,223,357.

300,000,000	0.530		03/01/16	300,000,000
Maturity Value: $300,004,417

Collateralized by various corporate security issuers, 1.036% to
11.000%, due 03/22/16 to perpetual maturity and various
sovereign debt security issuers, 2.625% to 12.250%, due
03/31/16 to 01/27/45. The aggregate market value of the
collateral, including accrued interest, was $325,344,041.

Wells Fargo Securities LLC
250,000,000	0.310		03/01/16	250,000,000
Maturity Value: $250,002,153

Collateralized by U.S. Treasury Bonds, 2.500% to 6.875%, due
08/15/25 to 02/15/45, U.S. Treasury Inflation-Indexed Bonds,
0.625% to 0.750%, due 02/15/42 to 02/15/45 and U.S. Treasury
Note, 2.000%, due 02/15/25. The aggregate market value of the collateral, including accrued interest, was $255,000,039.

200,000,000	0.380		03/01/16	200,000,000
Maturity Value: $200,002,111
Collateralized by various corporate security issuers, 1.002% to 6.125%, due 04/16/16 to 02/19/46. The aggregate market value of the collateral, including accrued interest, was $210,000,436.

Repurchase Agreements(d) – (continued)
Wells Fargo Securities LLC – (continued)
$100,000,000	0.530%		03/01/16	$100,000,000
Maturity Value: $100,010,306
Settlement Date: 02/23/16
Collateralized by various corporate security issuers, 1.250% to 8.000%, due 03/09/16 to 02/19/46. The aggregate market value of the collateral, including accrued interest, was $105,000,016.
300,000,000	1.010	(e)	05/03/16	300,000,000
Maturity Value: $301,010,000
Settlement Date: 01/04/16
Collateralized by various corporate security issuers, 1.500% to 12.125%, due 04/01/16 to 04/01/46. The aggregate market value of the collateral, including accrued interest, was $330,001,067.

TOTAL REPURCHASE AGREEMENTS				$9,453,650,000

TOTAL INVESTMENTS – 100.7%				$46,361,994,482

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.7)%				(324,137,372)

NET ASSETS – 100.0%				$46,037,857,110

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	All or a portion represents a forward commitment.
(b)	Security not registered under the Securities Act of 1933, as amended. Such securities may be deemed liquid by the Investment Adviser. At February 29, 2016, these securities amounted to $3,059,732,422 or approximately 6.6% of net assets.
(c)	Variable or floating rate security. Interest rate disclosed is that which is in effect at February 29, 2016.
(d)	Unless noted, all repurchase agreements were entered into on February 29, 2016. Additional information on Joint Repurchase Agreement Accounts I and III appear on pages 50-51.
(e)	Security has been determined to be illiquid by the Investment Adviser. At February 29, 2016, these securities amounted to $1,700,000,000 or approximately 3.7% of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
GO	—General Obligation
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
LP	—Limited Partnership
RB	—Revenue Bond
RMKT	—Remarketed
SPA	—Stand-by Purchase Agreement
VRDN	—Variable Rate Demand Notes

22	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments

February 29, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Commercial Paper and Corporate Obligations – 25.4%
Adventis Health System
$49,750,000	0.417%		03/08/16	$49,746,034
Albion Capital LLC
44,750,000	0.510		03/21/16	44,737,569
Ascension Health Alliance
25,109,000	0.459		04/05/16	25,098,015
20,000,000	0.458		04/07/16	19,990,750
20,000,000	0.560		05/03/16	19,980,750
24,000,000	0.560		05/05/16	23,976,166
Bedford Row Funding Corp.
146,000,000	0.870		07/12/16	145,541,520
50,000,000	0.859		07/27/16	49,827,333
75,838,000	0.859		08/01/16	75,567,258
25,000,000	0.870		08/09/16	24,904,965
70,000,000	0.829		08/15/16	69,736,975
BNZ International Funding Ltd.
20,000,000	0.849		08/16/16	19,922,533
CAFCO LLC
55,000,000	0.521		03/01/16	55,000,000
50,000,000	0.818		08/10/16	49,820,000
Chariot Funding LLC
148,250,000	0.531		05/03/16	148,115,093
Charlotte-Mecklenburg Hospital Authority
30,000,000	0.408		03/22/16	29,993,000
Charta LLC
25,000,000	0.521		03/02/16	24,999,646
35,000,000	0.746		06/27/16	34,916,253
Ciesco LLC
50,000,000	0.469		03/29/16	49,982,111
50,000,000	0.459		04/04/16	49,978,750
Commonwealth Bank of Australia
50,000,000	0.829		08/24/16	49,802,000
CRC Funding LLC
25,000,000	0.818		08/01/16	24,915,000
DNB Bank ASA
8,700,000	0.643		06/21/16	8,682,948
70,950,000	0.700		07/11/16	70,771,797
Erste Abwicklungsanstalt
20,000,000	0.664		06/08/16	19,964,250
Fairway Finance Co., LLC
25,000,000	0.479		04/04/16	24,988,903
Gotham Funding Corp.
50,000,000	0.541		03/24/16	49,983,069
35,000,000	0.529		04/19/16	34,975,228
75,000,000	0.529		04/25/16	74,940,417
JPMorgan Securities LLC
100,000,000	0.531		03/23/16	99,968,222
Jupiter Securitization Co. LLC
100,000,000	0.531		05/05/16	99,906,111
Kaiser Foundation Hospitals
30,017,000	0.459		03/01/16	30,017,000
65,092,000	0.520		03/21/16	65,073,573
20,000,000	0.539		04/26/16	19,983,511
20,082,000	0.612		05/02/16	20,061,249
20,000,000	0.582		05/17/16	19,975,617
25,123,000	0.612		05/25/16	25,087,409
25,121,000	0.684		06/08/16	25,074,715

Commercial Paper and Corporate Obligations – (continued)
Kaiser Foundation Hospitals – (continued)
$30,000,000	0.715%		07/05/16	$29,926,500
20,000,000	0.736		07/21/16	19,943,200
15,000,000	0.766		08/11/16	14,949,062
Kells Funding LLC
200,000,000	0.346		03/04/16	199,994,334
60,000,000	0.612		05/12/16	59,928,000
50,000,000	0.623	(a)	06/09/16	49,916,125
35,000,000	0.623	(a)	06/10/16	34,941,880
Liberty Street Funding LLC
100,000,000	0.592		03/07/16	99,990,334
100,000,000	0.612		03/14/16	99,978,333
50,000,000	0.664		03/16/16	49,986,458
150,000,000	0.469		04/18/16	149,908,000
Nieuw Amsterdam Receivables Corp.
119,000,000	0.521		03/03/16	118,996,628
Nordea Bank AB
8,700,000	0.623		06/17/16	8,684,079
150,000,000	0.834		08/12/16	149,443,083
Old Line Funding Corp.
70,000,000	0.715		04/11/16	69,944,195
44,000,000	0.797		04/14/16	43,958,053
44,000,000	0.797		04/20/16	43,952,333
25,000,000	0.480		04/25/16	24,982,049
Regency Markets No. 1 LLC
172,340,000	0.387		03/07/16	172,329,085
65,000,000	0.438		03/15/16	64,989,130
50,000,000	0.438		03/21/16	49,988,056
Skandinaviska Enskilda Banken AB
50,000,000	0.725		06/28/16	49,882,653
SSM Health Care Corp.
40,000,000	0.510		03/22/16	39,988,333
20,000,000	0.510		04/13/16	19,988,056
20,000,000	0.582		05/17/16	19,975,617
20,000,000	0.580		05/25/16	19,973,083
Standard Chartered Bank
85,000,000	0.828		06/30/16	84,768,588
Svenska Handelsbanken AB
40,000,000	0.818		08/09/16	39,856,889
Thunder Bay Funding, Inc.
62,017,000	0.469		04/01/16	61,992,434
55,000,000	0.469		04/25/16	54,961,347
51,000,000	0.684		06/20/16	50,894,643
University of California
13,000,000	0.418		03/02/16	12,999,852
18,100,000	0.561		03/14/16	18,096,405
Victory Receivables Corp.
60,009,000	0.479		03/22/16	59,992,548
75,000,000	0.541		03/28/16	74,970,188
40,000,000	0.541		04/01/16	39,981,744
52,246,000	0.550		04/25/16	52,202,897
Westpac Banking Corp.
50,000,000	0.829		08/23/16	49,803,125

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS				$4,083,063,059

The accompanying notes are an integral part of these financial statements.	23

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments (continued)

February 29, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Certificate of Deposit – 0.3%
Wells Fargo Bank N.A.
$50,000,000	0.840%		08/18/16	$50,000,000

Certificates of Deposit-Yankeedollar – 21.8%
Banco Del Estado De Chile
$50,000,000	0.800%		08/01/16	$50,000,000
Cooperatieve Rabobank UA
250,000,000	0.850		07/14/16	250,000,000
Credit Industriel et Commercial
200,000,000	0.700		05/06/16	200,000,000
60,000,000	0.710		05/09/16	60,000,000
Credit Suisse AG
200,000,000	0.830		06/13/16	200,000,000
DZ Bank AG
80,000,000	0.710		06/30/16	80,000,000
100,000,000	0.750		07/18/16	100,000,000
50,000,000	0.750		07/29/16	50,000,000
HSBC Bank PLC
20,000,000	0.660		06/09/16	20,000,000
Mitsubishi UFJ Trust & Banking Corp.
100,000,000	0.700		06/21/16	100,000,000
101,750,000	0.870		07/14/16	101,784,091
50,000,000	0.750		07/15/16	50,000,000
30,000,000	0.850		07/19/16	30,008,060
Mizuho Bank Ltd.
50,000,000	0.680		06/02/16	50,000,000
50,000,000	0.700		06/15/16	50,000,000
100,000,000	0.700		06/22/16	100,000,000
50,000,000	0.760		07/05/16	50,000,000
100,000,000	0.830		08/03/16	100,000,000
National Bank of Kuwait
200,000,000	0.800		05/16/16	200,000,000
50,000,000	0.800		05/23/16	50,000,000
25,000,000	0.800		06/03/16	25,000,000
35,000,000	0.800		06/08/16	35,000,000
Norinchukin Bank (The)
75,000,000	0.680		06/01/16	75,000,000
100,000,000	0.700		06/22/16	100,000,000
75,000,000	0.770		07/01/16	75,000,000
Standard Chartered Bank
140,000,000	0.800		06/06/16	140,000,000
40,000,000	0.910		07/29/16	40,000,000
State Street Bank & Trust Co.
150,000,000	0.830		08/25/16	150,000,000
Sumitomo Mitsui Banking Corp.
300,000,000	0.700		04/19/16	300,000,000
40,000,000	0.850		06/09/16	40,012,089
25,000,000	0.870		07/14/16	25,008,336
23,000,000	0.850		07/26/16	23,006,499
40,000,000	0.760		08/01/16	40,000,000
25,000,000	0.850		08/01/16	25,007,364
Sumitomo Mitsui Trust Bank Ltd.
75,000,000	0.700		06/13/16	75,000,000
Svenska Handelsbanken AB
100,000,000	0.820		07/29/16	100,000,000

Certificates of Deposit-Yankeedollar – (continued)
Toronto-Dominion Bank (The)
$250,000,000	0.850%		07/07/16	$250,000,000
UBS AG
50,000,000	0.670		06/03/16	50,000,000
50,000,000	0.850		08/03/16	50,000,000

TOTAL CERTIFICATES OF DEPOSIT-YANKEEDOLLAR				$3,509,826,439

Fixed Rate Municipal Debt Obligations – 2.6%
Banner Health
$15,000,000	0.370%		03/09/16	$15,000,000
15,000,000	0.420		03/16/16	15,000,000
12,500,000	0.420		03/23/16	12,500,000
25,000,000	0.420		03/30/16	25,000,000
City & County of San Francisco, California
30,000,000	0.490		03/30/16	30,000,000
27,500,000	0.500		03/30/16	27,500,000
Commonwealth Bank of Australia
10,000,000	3.250	(b)	03/17/16	10,012,880
District of Columbia Water & Sewer Authority
29,200,000	0.570		03/10/16	29,200,000
Emory University
8,690,000	0.530		05/10/16	8,690,000
GE Capital International Funding Co.
22,451,000	0.964	(b)	04/15/16	22,460,418
National Australia Bank Ltd.
17,000,000	1.300		07/25/16	17,025,200
Nordea Bank AB
22,874,000	0.875	(a)(b)	05/13/16	22,884,719
Providence Health & Services Obligated Group
12,000,000	0.420		03/09/16	12,000,000
Rutgers The State University of New Jersey
33,030,000	0.420		03/21/16	33,030,000
South Carolina State Public Service Authority
25,675,000	0.420		03/03/16	25,675,000
30,000,000	0.500		03/22/16	30,000,000
22,300,000	0.430		04/04/16	22,300,000
35,000,000	0.570		05/04/16	35,000,000
20,000,000	0.570		05/05/16	20,000,000

TOTAL FIXED RATE MUNICIPAL DEBT OBLIGATIONS				$413,278,217

Time Deposits – 14.9%
BNY Mellon, National Association
$500,000,000	0.270%		03/01/16	$500,000,000
Credit Agricole Corporate and Investment Bank
500,000,000	0.310		03/01/16	500,000,000
DNB Bank ASA
300,000,000	0.370		03/02/16	300,000,000
National Bank of Kuwait
200,000,000	0.320		03/01/16	200,000,000
Natixis
500,000,000	0.310		03/01/16	500,000,000

24	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Time Deposits – (continued)
Skandinaviska Enskilda Banken AB
$400,000,000	0.290%		03/01/16	$400,000,000

TOTAL TIME DEPOSITS				$2,400,000,000

U.S. Government Agency Obligations – 4.0%
Federal Home Loan Bank
$150,000,000	0.300%		03/07/16	$149,999,682
Overseas Private Investment Corp. (USA)
131,249,678	0.400	(c)	03/07/16	131,249,678
365,752,459	0.420	(c)	03/07/16	365,752,459

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$647,001,819

U.S. Treasury Obligations – 1.2%
United States Treasury Notes
$95,000,000	1.500%		06/30/16	$95,327,987
94,500,000	3.250		06/30/16	95,321,853

TOTAL U.S. TREASURY OBLIGATIONS				$190,649,840

Variable Rate Municipal Debt Obligations(c) – 1.4%
BlackRock Municipal Income Trust VRDN RB Putters Series 2012-T0008 (JPMorgan Chase Bank N.A., LIQ)(b)
$35,500,000	0.370%		03/01/16	$35,500,000
BlackRock MuniVest Fund, Inc. VRDN RB Putters Series 2012-T0007 (JPMorgan Chase Bank N.A., LIQ)
30,000,000	0.370		03/01/16	30,000,000
City of Omaha, Nebraska Parking Facilities Corp. VRDN RB Putters Series 2013-SGT06 (Societe Generale, LIQ)(b)
19,455,000	0.400		03/01/16	19,455,000
City of Portland, Maine GO VRDN for Taxable Pension Boards Series 2001 RMKT (Sumitomo Mitsui Banking, SPA)
20,000,000	0.420		03/07/16	20,000,000
Providence Health & Services Obligated Group VRDN RB (U.S. Bank N.A., SBPA)
46,100,000	0.450		03/07/16	46,100,000
Triborough Bridge & Tunnel Authority VRDN Refunding Floating RB Series 2013 Subseries 2A-RMKT (Bank of America N.A., LOC)
25,510,000	0.400		03/07/16	25,510,000
Triborough Bridge & Tunnel Authority VRDN Refunding Floating RB Series 2013 Subseries 2B-RMKT (Bank of America N.A., LOC)
24,250,000	0.400		03/07/16	24,250,000
World Wildlife Fund, Inc. VRDN RB Series 2015 (JPMorgan Chase Bank, N.A., LOC)
11,560,000	0.400		03/07/16	11,560,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS				$212,375,000

Variable Rate Obligations(c) – 12.1%
Banco Del Estado De Chile
$10,000,000	0.776%		08/12/16	$10,000,000
Bank of Montreal
2,175,000	1.142		07/15/16	2,178,006
Bank of Nova Scotia (The)
13,100,000	1.142		07/15/16	13,119,501
BNZ International Funding Ltd.
125,000,000	0.792	(b)	07/21/16	125,000,000
Canadian Imperial Bank of Commerce
8,500,000	1.140		07/18/16	8,512,447
Credit Suisse AG
76,000,000	0.792		03/11/16	76,005,303
50,000,000	0.856		08/02/16	50,000,000
Fairway Finance Co., LLC
100,000,000	0.597	(b)	03/03/16	100,000,000
40,000,000	0.727	(b)	05/16/16	40,000,000
35,000,000	0.766	(b)	08/01/16	35,000,000
General Electric Co.
15,000,000	1.271	(a)	07/12/16	15,035,040
HSBC Bank PLC
100,000,000	0.807	(b)	08/12/16	100,000,000
JPMorgan Chase Bank N.A.
275,000,000	0.612		04/07/16	275,000,000
National Australia Bank Ltd.
22,440,000	1.169		07/25/16	22,476,790
Nordea Bank AB
2,075,000	1.078	(b)	05/13/16	2,076,534
Old Line Funding Corp.
100,000,000	0.609	(b)	05/05/16	100,000,000
40,000,000	0.676	(b)	06/01/16	40,000,000
State Street Bank & Trust Co.
300,000,000	0.631		03/14/16	300,000,000
Sumitomo Mitsui Trust Bank Ltd.
140,000,000	0.828		07/05/16	140,000,000
75,000,000	0.829		07/29/16	75,000,000
Svenska Handelsbanken AB
100,000,000	0.758		07/27/16	100,000,000
Wells Fargo Bank N.A.
125,000,000	0.740		05/19/16	125,000,000
205,000,000	0.766		05/20/16	205,000,000
2,950,000	0.566		06/02/16	2,949,783

TOTAL VARIABLE RATE OBLIGATIONS				$1,962,353,404

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$13,468,547,778

The accompanying notes are an integral part of these financial statements.	25

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments (continued)

February 29, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(d) – 16.8%
Citibank, N.A.
$100,000,000	0.320%		03/02/16	$100,000,000
Maturity Value: $100,006,222
Settlement Date: 02/24/16

Collateralized by Federal Home Loan Mortgage Corp., 1.750%,
due 10/15/41, Federal National Mortgage Association, 1.536%
to 10.000%, due 05/25/23 to 12/20/28, U.S. Treasury Bonds,
4.375% to 7.250%, due 08/15/22 to 05/15/40, U.S. Treasury
Inflation-Indexed Bond, 0.625%, due 02/15/43, U.S. Treasury
Inflation-Indexed Note, 0.125%, due 01/15/23 and U.S.
Treasury Notes, 1.625% to 3.125%, due 05/31/18 to 08/15/25.
The aggregate market value of the collateral, including accrued interest, was $102,009,171.

Credit Suisse Securities (USA) LLC
130,000,000	0.630		03/03/16	130,000,000
Maturity Value: $130,015,925
Settlement Date: 02/25/16
Collateralized by various asset-backed obligations, 3.000% to 4.875%, due 10/25/19 to 06/28/52. The aggregate market value of the collateral, including accrued interest, was $156,003,157.
200,000,000	0.793	(c)(e)	06/03/16	200,000,000
Maturity Value: $200,497,892
Settlement Date: 02/18/16
Collateralized by various asset-backed obligations, 0.000% to 3.722%, due 11/15/19 to 11/01/47. The aggregate market value of the collateral, including accrued interest, was $230,001,032.

Joint Repurchase Agreement Account I
510,100,000	0.300		03/01/16	510,100,000
Maturity Value: $510,104,251

Joint Repurchase Agreement Account III
750,000,000	0.321		03/01/16	750,000,000
Maturity Value: $750,006,678

Merrill Lynch, Pierce, Fenner & Smith, Inc.
100,000,000	0.650		03/01/16	100,000,000
Maturity Value: $100,001,806
Collateralized by various mortgage-backed obligations, 4.436% to 6.136%, due 05/25/25 to 04/25/28. The aggregate market value of the collateral, including accrued interest, was $125,000,000.
100,000,000	0.680		03/01/16	100,000,000
Maturity Value: $100,001,889
Collateralized by various auction rate preferred securities, 0.000% to 1.647%, perpetual maturity. The aggregate market value of the collateral, including accrued interest, was $108,019,167.
230,000,000	0.730	(c)(e)	04/04/16	230,000,000
Maturity Value: $232,984,892
Settlement Date: 07/11/14

Collateralized by an various auction rate preferred security,
7.875%, perpetual maturity, various corporate security issuers,
5.500% to 7.875%, due 12/15/16 to perpetual maturity, various equity securities issuers, U.S. Treasury Bond, 3.875%, due
8/15/40 and U.S. Treasury Notes, 0.750% to 1.625%, due
3/31/18 to 12/31/19. The aggregate market value of the
collateral, including accrued interest, was $240,191,869.

Repurchase Agreements(d) – (continued)
Mitsubishi UFJ Securities (USA), Inc.
$200,000,000	0.320%		03/01/16	$200,000,000
Maturity Value: $200,001,778

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
6.000%, due 05/01/26 to 10/01/45, Federal National Mortgage
Association, 2.500% to 7.000%, due 06/01/22 to 08/01/48,
Government National Mortgage Association, 3.500% to
4.000%, due 04/20/45 and U.S. Treasury Note, 1.750%, due
01/31/23. The aggregate market value of the collateral,
including accrued interest, was $205,999,017.

TD Securities (USA) LLC
100,000,000	0.320		03/02/16	100,000,000
Maturity Value: $100,006,222
Settlement Date: 02/24/16

Collateralized by Federal Home Loan Mortgage Corp., 3.000%,
due 12/01/29 to 01/01/30 and Federal National Mortgage
Association, 3.500% to 4.000%, due 09/01/44 to 02/01/46. The
aggregate market value of the collateral, including accrued
interest, was $103,000,001.

Wells Fargo Bank, N.A.
150,000,000	0.330		03/01/16	150,000,000
Maturity Value: $150,001,375
Collateralized by Federal Home Loan Mortgage Corp., 3.500%, due 07/01/45. The market value of the collateral, including accrued interest, was $154,500,000.

Wells Fargo Securities LLC
125,000,000	1.010	(e)	05/03/16	125,000,000
Maturity Value: $125,420,833
Settlement Date: 01/04/16
Collateralized by various corporate security issuers, 0.000% to 11.000%, due 03/15/16 to 10/23/55. The aggregate market value of the collateral, including accrued interest, was $137,500,420.

TOTAL REPURCHASE AGREEMENTS				$2,695,100,000

TOTAL INVESTMENTS – 100.5%				$16,163,647,778

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%				(78,190,246)

NET ASSETS – 100.0%				$16,085,457,532

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	All or a portion represents a forward commitment.
(b)	Security not registered under the Securities Act of 1933, as amended. Such securities may be deemed liquid by the Investment Adviser. At February 29, 2016, these securities amounted to $652,389,551 or approximately 4.1% of net assets.
(c)	Variable or floating rate security. Interest rate disclosed is that which is in effect at February 29, 2016.
(d)	Unless noted, all repurchase agreements were entered into on February 29, 2016. Additional information on Joint Repurchase Agreement Accounts I and III appear on pages 50-51.

26	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

(e) Security has been determined to be illiquid by the Investment Adviser. At February 29, 2016, these securities amounted to $555,000,000 or approximately 3.5% of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
GO	—General Obligation
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
RB	—Revenue Bond
RMKT	—Remarketed
SBPA	—Standby Bond Purchase Agreement
SPA	—Stand-by Purchase Agreement
VRDN	—Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.	27

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Schedule of Investments

February 29, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – 98.5%
California – 98.5%
ABAG Finance Authority for Non-Profit Corporation VRDN RB for Sharp Healthcare Series 2009 A (Bank of America N.A., LOC)
$1,000,000	0.010%	03/07/16	$1,000,000
ABAG Finance Authority for Non-Profit Corporations VRDN RB Refunding for Sharp Healthcare Series 2009 C (Citibank N.A., LOC)
450,000	0.010	03/07/16	450,000
Bay Area Toll Authority California Toll Bridge VRDN RB Refunding for San Francisco Bay Area P-Floats Series 2011 PT-4708 (Bank of America N.A., LIQ)(a)
6,100,000	0.200	03/07/16	6,100,000
California Educational Facilities Authority VRDN RB Austin Trust Certificates for Claremont McKenna College Series 2009-1208 (Deutsche Bank A.G., LIQ)(a)
2,000,000	0.250	03/07/16	2,000,000
California Educational Facilities Authority VRDN RB for University of Southern California Floaters Series 2015-XF-2188 (Morgan Stanley Bank N.A., LIQ)(a)
1,976,640	0.020	03/07/16	1,976,640
California Educational Facilities Authority VRDN RB for University of Southern California Putters Series 2009-3424 (JPMorgan Chase Bank N.A., LIQ)(a)
2,690,000	0.020	03/07/16	2,690,000
California Educational Facilities Authority VRDN RB Refunding for California Institute of Technology Series 2006 B
2,000,000	0.010	03/07/16	2,000,000
California Educational Facilities Authority VRDN RB Refunding for Stanford University Series 1996 L-4
2,300,000	0.010	03/07/16	2,300,000
California Educational Facilities Authority VRDN RB Refunding for Stanford University Series 1999 L-7
3,393,000	0.010	03/07/16	3,393,000
California Educational Facilities Authority VRDN RB Refunding for University of Southern California Floaters Series 2015-XF-0093 (JPMorgan Chase Bank N.A., LIQ)(a)
2,300,000	0.020	03/07/16	2,300,000
California Health Facilities Financing Authority CP for Kaiser Permanente Series 2015 E
1,000,000	0.260	03/01/16	1,000,000
California Health Facilities Financing Authority VRDN RB for Adventist Health System P-Floats Series 2011 PT-4699 (NATL-RE) (Bank of America N.A., SPA)(a)
1,620,000	0.180	03/07/16	1,620,000
California Health Facilities Financing Authority VRDN RB for City of Hope Series 2012 B
8,430,000	0.010	03/07/16	8,430,000
California Health Facilities Financing Authority VRDN RB for Lucile Packard Children’s Hospital Floater Certificates Series 2012 O-48 (Royal Bank of Canada, LIQ)(a)
2,000,000	0.010	03/07/16	2,000,000
California Health Facilities Financing Authority VRDN RB for Lucile Packard Children’s Hospital Floaters Series 2015-XF-0152 (Bank of America N.A., LIQ)(a)
2,580,000	0.040	03/07/16	2,580,000
California Health Facilities Financing Authority VRDN RB for Providence Health Services Floaters Series 2015-XF-0036 (Toronto-Dominion Bank, LIQ)(a)
2,440,000	0.020	03/07/16	2,440,000
California Health Facilities Financing Authority VRDN RB for Sutter Health Floaters Series 2015-ZF-0212 (JPMorgan Chase Bank N.A., LIQ)(a)
2,935,000	0.020	03/07/16	2,935,000

Municipal Debt Obligations – (continued)
California – (continued)
California Health Facilities Financing Authority VRDN RB for Sutter Health ROCS RR-II R-11952 Series 2011 (Citibank N.A., LIQ)(a)
$1,600,000	0.020%	03/07/16	$1,600,000
California Health Facilities Financing Authority VRDN RB Refunding for Dignity Health Obligation Group Series 1988 C (NATL-RE) (JPMorgan Chase Bank N.A., LOC)
1,900,000	0.100	03/07/16	1,900,000
California Health Facilities Financing Authority VRDN RB Refunding for Scripps Health Series 2008 E RMKT (MUFG Union Bank, N.A., LOC)
300,000	0.010	03/07/16	299,986
California Municipal Finance Authority VRDN RB for Chevron USA, Inc. Recovery Zone Bonds Series 2010 A (GTY AGMT-Chevron Corp.)
4,300,000	0.010	03/01/16	4,300,000
California State University VRDN RB Floater Trust Series 2008-K37W Reg D (AGM) (Citibank N.A., LIQ)
5,475,000	0.160	03/07/16	5,475,000
California State University VRDN RB ROCS RR-II R-11568 Series 2008 (BHAC-CR FSA) (Citibank N.A., LIQ)(a)
3,000,000	0.020	03/07/16	3,000,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2004 L
200,000	0.010	03/07/16	200,000
California Statewide Communities Development Authority VRDN RB Refunding for Kaiser Permanente ROCS RR-II R-1563 Series 2008 (BHAC-CR) (Citibank N.A., LIQ)(a)
600,000	0.020	03/07/16	600,000
California Statewide Communities Development Authority VRDN RB Refunding for Kaiser Permanente Series 2003 C (GTY AGMT-Kaiser Permanente)
5,000,000	0.010	03/07/16	5,000,000
Central Basin Municipal Water District VRDN COPS Refunding for 2007 Project Series 2008 B (U.S. Bank N.A., LOC)
5,600,000	0.010	03/07/16	5,600,000
City of Santa Clara Electric VRDN RB Refunding Series 2008 Subseries B (Bank of Tokyo-Mitsubishi UFJ, LOC)
3,855,000	0.010	03/07/16	3,855,000
East Bay Municipal Utility District VRDN RB Water System Eagle Series 2013- 0010 Class A (Citibank N.A., LIQ)(a)
1,900,000	0.020	03/07/16	1,900,000
East Bay Municipal Utility District VRDN RB Water System Refunding Series 2008 A-2 RMKT (U.S. Bank N.A., SPA)
3,800,000	0.010	03/07/16	3,800,000
Eastern Municipal Water District VRDN RB Refunding for Wastewater System Series 2014 A (Wells Fargo Bank N.A., SPA)
1,645,000	0.010	03/07/16	1,645,000
Eastern Municipal Water District VRDN RB Refunding for Wastewater System Series 2014 B (Wells Fargo Bank N.A., SPA)
3,000,000	0.010	03/01/16	3,000,000
Irvine Ranch Water District GO VRDN Special Assessment District Nos.140-240- 105-250 Series 1993 (U.S. Bank N.A., LOC)
4,800,000	0.010	03/01/16	4,800,000
Los Angeles Community College District GO VRDN Series 2011 O-4 Floaters Certificates (Royal Bank of Canada, LIQ)(a)
2,100,000	0.010	03/07/16	2,100,000
Los Angeles Community Redevelopment Agency MF Hsg VRDN RB for Metropolitan Apartments Series 1985 RMKT (FNMA)(FNMA, LIQ)
7,800,000	0.010	03/07/16	7,800,000

28	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
California – (continued)
Los Angeles County Housing Authority MF Hsg VRDN RB Refunding for Malibu Meadows II Project Series 1998 C (FNMA)(FNMA, LIQ)
$1,200,000	0.010%	03/07/16	$1,200,000
Los Angeles County Housing Authority MF Hsg VRDN RB Refunding for Malibu Meadows Project Series 1998 B (FNMA)(FNMA, LIQ)
1,836,000	0.010	03/07/16	1,836,000
Los Angeles Department of Airports VRDN RB for Los Angeles International Airport Putters Series 2010-3838 (JPMorgan Chase Bank N.A., LIQ)(a)
3,800,000	0.020	03/07/16	3,800,000
Los Angeles Department of Airports VRDN RB Refunding for Los Angeles International Airport Floater Trust Series 2010-80W (Barclays Bank PLC, LIQ)(a)
1,545,000	0.020	03/07/16	1,545,000
Los Angeles Department of Airports VRDN RB Refunding for Los Angeles International Airport Floater Trust Series 2013-26WX (Barclays Bank PLC, LIQ)(a)
3,500,000	0.020	03/07/16	3,500,000
Los Angeles Department of Water & Power VRDN RB Refunding for Power System Series 2001 Subseries B-1 (Royal Bank of Canada, SPA)
250,000	0.010	03/07/16	250,000
Los Angeles Department of Water & Power VRDN RB Refunding for Power System Series 2002 Subseries A-1 RMKT (Bank of America N.A., SPA)
1,000,000	0.010	03/01/16	1,000,000
Los Angeles Department of Water & Power VRDN RB Refunding for Power System Series 2002 Subseries A-2 RMKT (Citibank N.A., SPA)
4,500,000	0.010	03/01/16	4,500,000
Los Angeles Department of Water & Power VRDN RB Refunding Series 2001 Subseries B-7 (Bank of Montreal, SPA)
3,000,000	0.010	03/07/16	3,000,000
Los Angeles Department of Water & Power Waterworks VRDN RB Floaters Series 2015-XF-2168 (Citibank N.A., LIQ)(a)
1,140,000	0.010	03/07/16	1,140,000
Los Angeles Department of Water & Power Waterworks VRDN RB Refunding Series 2001 Subseries B-4 (Wells Fargo Bank N.A., SPA)
2,800,000	0.010	03/07/16	2,800,000
Metropolitan Water District of Southern California VRDN RB Refunding Floater Trusts Refunding Series 2009-8B Reg D (Barclays Bank PLC, LIQ)(a)
2,500,000	0.020	03/07/16	2,500,000
Metropolitan Water District of Southern California VRDN RB Refunding Series 2008 A-2 (Barclays Bank PLC, SPA)
5,900,000	0.010	03/07/16	5,900,000
Orange County Apartment Development VRDN RB Refunding for Park Ridge Villas Series 1998 (FNMA) (FNMA, LIQ)
1,400,000	0.010	03/07/16	1,400,000
Riverside County Transportation Commission Sales Tax VRDN RB Putters Refunding Series 2013-4354 (JPMorgan Chase Bank, N.A., LIQ)(a)
1,875,000	0.020	03/07/16	1,875,000
Sacramento County Housing Authority VRDN RB Refunding for River Terrace Apartments Series 1996 C RMKT (FNMA) (FNMA, LIQ)
5,190,000	0.020	03/07/16	5,190,000
Sacramento Municipal Utility District VRDN RB Refunding Series 2008 J (Bank of America N.A., LOC)
3,600,000	0.010	03/07/16	3,600,000
Sacramento Municipal Utility District VRDN RB Series 2012 L (U.S. Bank N.A., LOC)
600,000	0.010	03/07/16	600,000

Municipal Debt Obligations – (continued)
California – (continued)
Sacramento Suburban Water District VRDN COPS Refunding Series 2009 A (Sumitomo Mitsui Banking Corp., LOC)
$2,000,000	0.010%	03/07/16	$2,000,000
San Diego Community College District GO VRDN Floater Series 2011-O-8 (Royal Bank of Canada, LIQ)(a)
1,000,000	0.010	03/07/16	1,000,000
San Diego Community College District GO VRDN Putters Series 2009-3415 (JPMorgan Chase Bank N.A., LIQ)(a)
570,000	0.030	03/07/16	570,000
San Diego County Regional Transportation Commission VRDN RB Refunding for Limited Tax Series 2008 C (Mizuho Corp. Bank, SPA)
5,450,000	0.010	03/07/16	5,450,000
Santa Clara County Financing Authority VRDN RB Refunding for Multiple Facilities Projects Series 2008 M (Bank of America N.A., LOC)
385,000	0.010	03/07/16	385,000
Santa Clara Valley Transportation Authority Sales Tax VRDN RB Refunding for Measure A Series 2008 B-RMKT (Sumitomo Mitsui Banking Corp., SPA)
750,000	0.010	03/07/16	750,000
Santa Clara Valley Transportation Authority Sales Tax VRDN RB Refunding for Measure A Series 2008 C-RMKT (Sumitomo Mitsui Banking Corp., SPA)
6,700,000	0.010	03/07/16	6,700,000
Southern California Public Power Authority VRDN RB Refunding for Magnolia Power Project Series 2009 A-1 (U.S. Bank N.A., LOC)
2,000,000	0.010	03/07/16	2,000,000
State of California GO VRDN Refunding for Kindergarten-University Public Education Facilities Series 2004-B-2 RMKT (Citibank N.A., LOC)
2,500,000	0.010	03/01/16	2,500,000
State of California GO VRDN Various Purpose Floaters Series 2015-XF1039 (Deutsche Bank A.G., LIQ)(a)
6,300,000	0.090	03/07/16	6,300,000
The Regents of the University of California Medical Center Pooled VRDN RB Series 2013 K
2,000,000	0.010	03/07/16	2,000,000
The Regents of the University of California VRDN RB Refunding General Series 2013 AL-2
5,100,000	0.010	03/07/16	5,100,000

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS			$182,480,626

Repurchase Agreements(b) – 1.4%
Joint Repurchase Agreement Account I
$2,500,000	0.300%	03/01/16	$2,500,000
Maturity Value: $2,500,021

TOTAL INVESTMENTS – 99.9%			$184,980,626

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%			137,839

NET ASSETS – 100.0%			$185,118,465

The accompanying notes are an integral part of these financial statements.	29

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Schedule of Investments (continued)

February 29, 2016 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security not registered under the Securities Act of 1933, as amended. Such securities may be deemed liquid by the Investment Adviser. At February 29, 2016, these securities amounted to $58,071,640 or approximately 31.4% of net assets.
(b)	Unless noted, all repurchase agreements were entered into on February 29, 2016. Additional information on Joint Repurchase Agreement Account I appears on page 50.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
AGM	—Insured by Assured Guaranty Municipal Corp.
BHAC	—Berkshire Hathaway Assurance Corp.
COPS	—Certificates of Participation
CP	—Commercial Paper
CR	—Custodial Receipts
FNMA	—Insured by Federal National Mortgage Association
FSA	—Insured by Financial Security Assurance Co.
GO	—General Obligation
GTY AGMT	—Guaranty Agreement
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
MF Hsg	—Multi-Family Housing
NATL-RE	—National Reinsurance Corp.
RB	—Revenue Bond
RMKT	—Remarketed
ROCS	—Reset Option Certificates
RR	—Revenue Refunding
SPA	—Stand-by Purchase Agreement
VRDN	—Variable Rate Demand Notes

30	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND

Schedule of Investments

February 29, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – 98.5%
Multi-State – 3.2%
New York City Trust for Cultural Resources VRDN RB Refunding for Museum of Modern Art Series 2015-XM-0072 (Bank of America N.A., LIQ)(a)
$3,000,000	0.060%	03/07/16	$3,000,000

New York – 95.3%
City of New York GO VRDN Refunding Series 2008 Subseries J-5 (Bank of America N.A., SPA)
600,000	0.010	03/01/16	600,000
City of New York GO VRDN Series 2005-E Subseries E-3 (Bank of America N.A., LOC)
1,800,000	0.010	03/07/16	1,800,000
City of New York GO VRDN Series 2008 Subseries L-4 (U.S. Bank N.A., LOC)
300,000	0.010	03/01/16	300,000
City of New York GO VRDN Series 2008 Subseries L-5 RMKT (Bank of America N.A., SPA)
1,100,000	0.010	03/01/16	1,100,000
County of Nassau GO RANS Series 2015 A
1,670,000	2.000	03/15/16	1,670,990
County of Nassau IDA Civic Facility Refunding & Improvement VRDN RB Refunding for Cold Spring Harbor Laboratory Project Series 1999 RMKT (TD Bank N.A., SPA)
3,570,000	0.010	03/01/16	3,570,000
County of Nassau Interim Finance Authority VRDN RB Refunding Series 2008 D-1 RMKT (BMO Harris Bank N.A., SPA)
2,100,000	0.010	03/07/16	2,100,000
County of Onondaga Trust for Cultural Resources VRDN RB Refunding for Syracuse University Project Series 2010 A RMKT (Wells Fargo Bank N.A., LOC)
4,500,000	0.010	03/07/16	4,500,000
Metropolitan Transportation Authority VRDN RB for Dedicated Tax Series 2002 Subseries B-1 RMKT (State Street Bank & Trust Co., LOC)
1,150,000	0.010	03/07/16	1,150,000
Metropolitan Transportation Authority VRDN RB Refunding for Dedicated Tax Fund Series 2008 Subseries A-1 RMKT (Royal Bank of Canada, LOC)
2,285,000	0.010	03/01/16	2,285,000
Metropolitan Transportation Authority VRDN RB Series 2005 Subseries E-1 RMKT (Bank of Montreal, LOC)
1,000,000	0.010	03/01/16	1,000,000
New York City GO VRDN Refunding Series 2008 Subseries J-6 (Landesbank Hessen-Thueringen Girozentrale, LOC)
600,000	0.010	03/01/16	600,000
New York City Health & Hospital Corp. VRDN RB Refunding for Health System Series 2008 B (TD Bank N.A., LOC)
2,400,000	0.010	03/07/16	2,400,000
New York City Health & Hospital Corp. VRDN RB Refunding for Health System Series 2008 C (TD Bank N.A., LOC)
1,000,000	0.010	03/07/16	1,000,000
New York City Housing Development Corp. MF Hsg. VRDN RB for Bruckner by the Bridge Series 2008 A RMKT (FHLMC, LIQ)
2,000,000	0.010	03/07/16	2,000,000
New York City Housing Development Corp. MF Hsg. VRDN RB for Elliot Chelsea Development Series 2010 A (FHLMC, LIQ)
2,000,000	0.010	03/07/16	2,000,000
New York City Municipal Water Finance Authority Water & Sewer System CP Series 2016-1 (JPMorgan Chase Bank N.A., LIQ)
2,000,000	0.020	03/03/16	2,000,000

Municipal Debt Obligations – (continued)
New York – (continued)
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Refunding Series 2008 Subseries B-4 RMKT (Royal Bank of Canada, SPA)
$1,000,000	0.010%	03/07/16	$1,000,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Refunding Series 2015 Subseries AA-1 (Bank of America N.A., SPA)
1,000,000	0.010	03/01/16	1,000,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Refunding Series 2015 Subseries AA-2 (PNC Bank N.A., SPA)
2,000,000	0.010	03/01/16	2,000,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Series 2008 Subseries B-1A RMKT (Sumitomo Mitsui Banking, SPA)
400,000	0.010	03/07/16	400,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 1998 Subseries A-1 (TD Bank N.A., SPA)
1,000,000	0.010	03/07/16	1,000,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 1999 Subseries B-3 (JPMorgan Chase Bank N.A., SPA)
90,000	0.010	03/07/16	90,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 2012 Subseries A-6 (State Street Bank & Trust Co., SPA)
1,400,000	0.010	03/01/16	1,400,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 2014 Subseries A-3 (Mizuho Bank, Ltd., SPA)
1,100,000	0.010	03/01/16	1,100,000
New York City Transitional Finance Authority VRDN RB Refunding for Future Tax Secured Series 2002-A-3B Convertible (Bank of Tokyo-Mitsubishi UFJ, LOC)
800,000	0.010	03/07/16	800,000
New York City Trust for Cultural Resources VRDN RB for Metropolitan Museum of Art Series 2006 A1 RMKT
650,000	0.010	03/07/16	650,000
New York City Trust for Cultural Resources VRDN RB for Metropolitan Museum of Art Series 2006 A2 RMKT
600,000	0.010	03/07/16	600,000
New York City Trust for Cultural Resources VRDN RB for The Juilliard School ROCS-RR-II R-11927 Series 2011 (Citibank N.A., LIQ)(a)
2,400,000	0.020	03/07/16	2,400,000
New York City Trust for Cultural Resources VRDN RB Refunding for The New York Botanical Garden Series 2009 A (JPMorgan Chase Bank N.A., LOC)
1,800,000	0.010	03/07/16	1,800,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Columbia University Series 2009 A
4,400,000	0.010	03/07/16	4,400,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Cornell University Series 2004 A RMKT (Bank of New York Mellon, SPA)
2,000,000	0.010	03/07/16	2,000,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Rockefeller University Series 2009 B (U.S. Bank N.A., SPA)
3,900,000	0.010	03/07/16	3,900,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for University of Rochester Series 2003 B Convertible RMKT (HSBC Bank USA N.A., LOC)
3,110,000	0.010	03/01/16	3,110,000

The accompanying notes are an integral part of these financial statements.	31

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND

Schedule of Investments (continued)

February 29, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
New York – (continued)
New York State Dormitory Authority Non-State Supported Debt VRDN RB Refunding for Memorial Sloan-Kettering Cancer Center Floaters Series 2016-XF-0288 (JPMorgan Chase Bank N.A., LIQ)(a)
$1,055,000	0.020%	03/07/16	$1,055,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB Refunding for Vassar College Floaters Series 2007-1861 (Wells Fargo Bank N.A., LIQ)
1,745,000	0.010	03/07/16	1,745,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB Refunding for Vassar College Floaters Series 2014-XF-0007 (JPMorgan Chase Bank N.A., LIQ)(a)
1,500,000	0.020	03/07/16	1,500,000
New York State Dormitory Authority State Personal Income Tax VRDN RB Floaters Refunding Series 2015-ZM-0084 (JPMorgan Chase Bank N.A., LIQ)(a)
1,000,000	0.020	03/07/16	1,000,000
New York State Housing Finance Agency VRDN RB for 10 Barclay Street Series 2004 A (FNMA) (FNMA, LIQ)
600,000	0.010	03/07/16	600,000
New York State Housing Finance Agency VRDN RB for 20 River Terrace Housing Series 2002 A RMKT (FNMA) (FNMA, LIQ)
1,000,000	0.010	03/07/16	1,000,000
New York State Housing Finance Agency VRDN RB for Clinton Park Housing Series 2010 A RMKT (FHLMC, LIQ)
300,000	0.010	03/07/16	300,000
New York State Housing Finance Agency VRDN RB for North End Series 2004 A RMKT (FNMA) (FNMA, LIQ)
1,000,000	0.010	03/07/16	1,000,000
New York State Housing Finance Agency VRDN RB for West 37th Street Housing Series 2009 B RMKT (FHLMC, LIQ)
1,500,000	0.020	03/07/16	1,500,000
New York State Housing Finance Agency VRDN RB Refunding for 11th Avenue Housing Series 2009 A (FNMA) (FNMA, LIQ)
500,000	0.010	03/07/16	500,000
New York State Liberty Development Corp. VRDN RB Refunding for 7 World Trade Center Project Putters Series 2012-4080Z (JPMorgan Chase Bank N.A., LIQ)(a)
1,000,000	0.160	03/07/16	1,000,000
New York State Liberty Development Corp. VRDN RB Refunding for 7 World Trade Center Project SPEARS Series 2012-DB-1091 (Deutsche Bank A.G., LIQ)(a)
2,795,000	0.090	03/07/16	2,795,000
New York State Local Government Assistance Corp. VRDN RB Refunding for Subordinated Lien Series 2008 B-3V (JPMorgan Chase Bank N.A., SPA)
2,100,000	0.010	03/07/16	2,100,000
New York State Local Government Assistance Corp. VRDN RB Refunding Series 1997 SG-100 (NATL-RE-IBC) (Societe Generale, SPA)
1,065,000	0.130	03/07/16	1,065,000
New York State Power Authority CP Series 2016-2 (JP Morgan Chase Bank N.A., LIQ) (TD Bank N.A., LIQ) (State Street Bank & Trust, LIQ) (Wells Fargo Bank N.A., LIQ)
4,150,000	0.030	04/07/16	4,150,000
New York State Thruway Authority VRDN RB Floater Refunding Series 2008-2800 (Credit Suisse, LIQ)
1,000,000	0.020	03/07/16	1,000,000

New York – (continued)
Port Authority of New York & New Jersey VRDN RB ROCS-RR-II-R-664 Refunding Series 2006 (Citibank N.A., LIQ)(a)
$2,030,000	0.020%	03/07/16	$2,030,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding General Series 2001 C RMKT (Bank of Tokyo-Mitsubishi UFJ, LOC)
900,000	0.010	03/07/16	900,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding General Series 2002 F RMKT (Helaba, LOC)
3,100,000	0.010	03/01/16	3,100,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding General Series 2005 Subseries B-3 RMKT (Bank of Tokyo-Mitsubishi UFJ, LOC)
900,000	0.010	03/07/16	900,000
Utility Debt Securization Authority of New York VRDN RB Floaters Refunding Series 2015-ZF-0195 (JPMorgan Chase Bank N.A., LIQ)(a)
2,000,000	0.020	03/07/16	2,000,000
Utility Debt Securization Authority of New York VRDN RB Floaters Refunding Series 2015-ZM-0122 (Royal Bank of Canada, LIQ)(a)
1,500,000	0.020	03/07/16	1,500,000

			90,465,990

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS			$93,465,990

Repurchase Agreements(b) – 1.4%
Joint Repurchase Agreement Account I
$1,300,000	0.300%	03/01/16	$1,300,000
Maturity Value: $1,300,011

TOTAL INVESTMENTS – 99.9%			$94,765,990

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%			131,425

NET ASSETS – 100.0%			$94,897,415

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security not registered under the Securities Act of 1933, as amended. Such securities may be deemed liquid by the Investment Adviser. At February 29, 2016, these securities amounted to $18,280,000 or approximately 19.3% of net assets.
(b)	Unless noted, all repurchase agreements were entered into on February 29, 2016. Additional information on Joint Repurchase Agreement Account I appears on page 50.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

32	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND

Investment Abbreviations:
CP	—Commercial Paper
FHLMC	—Insured by Federal Home Loan Mortgage Corp.
FNMA	—Insured by Federal National Mortgage Association
GO	—General Obligation
IBC	—Insured Bond Certificate
IDA	—Industrial Development Agency
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
MF Hsg	—Multi-Family Housing
NATL-RE	—National Reinsurance Corp.
RANS	—Revenue Anticipation Notes
RB	—Revenue Bond
RMKT	—Remarketed
ROCS	—Reset Option Certificates
RR	—Revenue Refunding
SPA	—Stand-by Purchase Agreement
SPEARS	—Short Puttable Exempt Adjustable Receipts
VRDN	—Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.	33

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments

February 29, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – 101.7%
Alabama – 3.5%
Alabama Special Care Facilities Financing Authority VRDN RB Refunding for Birmingham Ascension Health Senior Credit Group Solar Eclipse Series 2007-0046 (U.S. Bank N.A., LIQ) (U.S. Bank N.A., LOC)(a)
$16,380,000	0.010%	03/07/16	$16,380,000
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 2014 C
50,000,000	0.030	03/01/16	50,000,000
East Alabama Health Care Authority VRDN RB Refunding Series 2012 B
15,000,000	0.020	03/07/16	15,000,000
Huntsville Health Care Authority CP Series 2016
20,000,000	0.060	03/07/16	20,000,000
Mobile IDB VRDN PCRB for Alabama Power Co. Barry Plant Project Series 2007 RMKT
11,500,000	0.060	03/07/16	11,500,000
West Jefferson IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1998 RMKT
37,290,000	0.060	03/07/16	37,290,000

			150,170,000

Alaska – 1.6%
Alaska Housing Finance Corp. Home Mortgage VRDN RB Refunding Series 2009 A RMKT (Bank of Tokyo-Mitsubishi UFJ, SPA)
10,000,000	0.010	03/07/16	10,000,000
Alaska Housing Finance Corp. Home Mortgage VRDN RB Refunding Series 2009 B RMKT (Wells Fargo Bank N.A., SPA)(b)
54,950,000	0.010	03/07/16	54,950,000
Alaska Housing Finance Corp. Home Mortgage VRDN RB Refunding Series 2009 D RMKT (Bank of America N.A., SPA)
5,015,000	0.010	03/07/16	5,015,000

			69,965,000

Arizona – 1.4%
Arizona Health Facilities Authority VRDN RB for Banner Health Series 2015 B (Bank of Tokyo-Mitsubishi UFJ, LOC)
9,000,000	0.010	03/07/16	9,000,000
Arizona Health Facilities Authority VRDN RB for Banner Health Series 2015 C (Bank of America N.A., LOC)
9,000,000	0.010	03/07/16	9,000,000
Arizona Health Facilities Authority VRDN RB Refunding for Banner Health P-Floats Series 2011 PT-4695 (Bank of America N.A., LIQ)(a)
10,500,000	0.060	03/07/16	10,500,000
Arizona Health Facilities Authority VRDN RB Refunding for Banner Health Series 2008 G (Wells Fargo Bank N.A., LOC)
5,000,000	0.010	03/07/16	5,000,000
Arizona State Transportation Board Highway VRDN RB Putters Series 2008-3151 (JPMorgan Chase Bank N.A., LIQ)(a)
6,605,000	0.020	03/07/16	6,605,000
Arizona State Transportation Board Highway VRDN RB Putters Series 2009-3466 (JPMorgan Chase Bank N.A., LIQ)(a)
4,065,000	0.020	03/07/16	4,065,000
City of Phoenix Civic Improvement Corp. Water System VRDN RB Putters Refunding Series 2009-3458 (JPMorgan Chase Bank N.A., LIQ)(a)
7,140,000	0.020	03/07/16	7,140,000

Municipal Debt Obligations – (continued)
Arizona – (continued)
County of Maricopa IDA Senior Living Facilities VRDN RB Refunding for Christian Care Apartments, Inc. Project Series 2005 A (FNMA) (FNMA, LIQ)
$9,985,000	0.020%	03/07/16	$9,985,000

			61,295,000

California – 12.2%
ABAG Finance Authority for Non-Profit Corporations VRDN RB for Lakeside Village Apartments Series 2011 A (FHLMC, LIQ)
16,600,000	0.010	03/07/16	16,600,000
Bay Area Toll Authority California Toll Bridge VRDN RB Refunding for San Francisco Bay Area SPEARS Series 2011-DB-1043 (Deutsche Bank A.G., LIQ)(a)
8,745,000	0.100	03/07/16	8,745,000
California Educational Facilities Authority VRDN RB Austin Trust Certificates for Claremont McKenna College Series 2009-1208 (Deutsche Bank A.G., LIQ)(a)
2,000,000	0.250	03/07/16	2,000,000
California Educational Facilities Authority VRDN RB Refunding for Claremont McKenna College Putters Series 2009-3580 (JPMorgan Chase Bank N.A., LIQ)(a)
6,380,000	0.020	03/07/16	6,380,000
California Health Facilities Financing Authority CP for Kaiser Permanente Series 2015 E
27,000,000	0.260	03/01/16	27,000,000
California Health Facilities Financing Authority VRDN RB for Adventist Health System P-Floats Series 2011 PT-4699 (NATL-RE) (Bank of America N.A., SPA)(a)
17,990,000	0.180	03/07/16	17,990,000
California Health Facilities Financing Authority VRDN RB for City of Hope Series 2012 B
2,200,000	0.010	03/07/16	2,200,000
California Health Facilities Financing Authority VRDN RB for Sutter Health ROCS RR-II R-11952 Series 2011 (Citibank N.A., LIQ)(a)
7,230,000	0.020	03/07/16	7,230,000
California State University VRDN RB Floater Trust Series 2008-K37W Reg D (AGM) (Citibank N.A., LIQ)
15,000,000	0.160	03/07/16	15,000,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2008-B
2,000,000	0.050	04/01/16	2,000,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2009 B-1
13,000,000	0.240	03/02/16	13,000,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2009 B-3
1,500,000	0.060	03/02/16	1,500,000
9,500,000	0.240	03/02/16	9,500,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2009 B-4
10,000,000	0.220	03/07/16	10,000,000
California Statewide Communities Development Authority CP Series 2015 K
2,000,000	0.260	06/01/16	2,000,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente ROCS RR-II R-11672 Series 2008 (BHAC-CR) (Citibank N.A., LIQ)(a)
10,035,000	0.020	03/07/16	10,035,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2003 B (GTY AGMT-GTY AGMT-Kaiser Permanente)
7,100,000	0.010	03/07/16	7,100,000

34	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
California – (continued)
California Statewide Communities Development Authority VRDN RB Refunding for Kaiser Permanente ROCS RR-II R-1563 Series 2008 (BHAC-CR) (Citibank N.A., LIQ)(a)
$9,200,000	0.020%	03/07/16	$9,200,000
California Statewide Communities Development Authority VRDN RB Refunding for Kaiser Permanente Series 2003 C (GTY AGMT-Kaiser Permanente)
4,200,000	0.010	03/07/16	4,200,000
East Bay Municipal Utility District VRDN RB Water System Eagle Series 2013-0004-1 Class A (Citibank N.A., LIQ)(a)
10,000,000	0.020	03/07/16	10,000,000
East Bay Municipal Utility District VRDN RB Water System Eagle Series 2013-0010 Class A (Citibank N.A., LIQ)(a)
4,700,000	0.020	03/07/16	4,700,000
East Bay Municipal Utility District VRDN RB Water System Refunding Series 2008 A-2 RMKT (U.S. Bank N.A., SPA)
3,870,000	0.010	03/07/16	3,870,000
Los Angeles Community Redevelopment Agency MF Hsg VRDN RB for Metropolitan Apartments Series 1985 RMKT (FNMA)(FNMA, LIQ)
8,035,000	0.010	03/07/16	8,035,000
Los Angeles County Housing Authority MF Hsg VRDN RB Refunding for Malibu Meadows Project Series 1998 B (FNMA)(FNMA, LIQ)
600,000	0.010	03/07/16	600,000
Los Angeles Department of Water & Power VRDN RB for Power System Putters Series 2009-3422 (JPMorgan Chase Bank N.A., LIQ)(a)
8,795,000	0.020	03/07/16	8,795,000
Los Angeles Department of Water & Power Waterworks VRDN RB Refunding Series 2001 Subseries B-4 (Wells Fargo Bank N.A., SPA)
72,850,000	0.010	03/07/16	72,850,000
Orange County Apartment Development VRDN RB Refunding for Park Ridge Villas Series 1998 (FNMA) (FNMA, LIQ)
2,600,000	0.010	03/07/16	2,600,000
Riverside County Transportation Commission Sales Tax VRDN RB Putters Refunding Series 2013-4364 (JPMorgan Chase Bank N.A., LIQ)(a)
6,365,000	0.020	03/07/16	6,365,000
Sacramento County Housing Authority VRDN RB Refunding for River Terrace Apartments Series 1996 C RMKT (FNMA) (FNMA, LIQ)
6,110,000	0.020	03/07/16	6,110,000
San Diego Community College District GO VRDN Putters Series 2009-3415 (JPMorgan Chase Bank N.A., LIQ)(a)
5,470,000	0.030	03/07/16	5,470,000
San Diego County Regional Transportation Commission VRDN RB Refunding for Limited Tax Series 2008 C (Mizuho Corp. Bank, SPA)
400,000	0.010	03/07/16	400,000
Santa Clara Valley Transportation Authority Sales Tax VRDN RB Refunding for Measure A Series 2008 C-RMKT (Sumitomo Mitsui Banking Corp., SPA)
3,100,000	0.010	03/07/16	3,100,000
State of California GO CP Series 2011A-5 (U.S. Bank N.A., LOC)
4,000,000	0.030	04/01/16	4,000,000
State of California GO CP Series 2011B-5 (U.S. Bank N.A., LOC)
27,193,000	0.400	03/17/16	27,193,000
State of California GO Refunding Series 2015
50,000,000	3.000	03/01/16	50,000,000
49,545,000	5.000	03/01/16	49,545,000
State of California GO VRDN Refunding Floaters Series 2015-XF-2171 (Citibank N.A., LIQ)(a)
3,000,000	0.010	03/07/16	3,000,000

Municipal Debt Obligations – (continued)
California – (continued)
State of California GO VRDN Refunding Series 2005 B Subseries B-1 RMKT (Mizuho Bank LTD, LOC)
$10,000,000	0.010%	03/07/16	$10,000,000
State of California GO VRDN Refunding Series 2005 Subseries A-1-1 RMKT (Royal Bank of Canada, LOC)
24,550,000	0.010	03/07/16	24,550,000
State of California GO VRDN Refunding Series 2005 Subseries A-1-2 RMKT (Royal Bank of Canada, LOC)
11,250,000	0.010	03/07/16	11,250,000
State of California GO VRDN Refunding Series B 2005 Subseries B-3 RMKT (Sumitomo Mitsui Banking Corp., LOC)
6,135,000	0.010	03/07/16	6,135,000
The Regents of the University of California VRDN RB Refunding General Series 2013 AL-2
36,900,000	0.010	03/07/16	36,900,000
The Regents of the University of California VRDN RB Refunding General Series 2013 AL-3
4,000,000	0.010	03/07/16	4,000,000

			531,148,000

Colorado – 1.7%
City & County of Denver GO VRDN Floaters Series 2015-XM-0062 (Bank of America N.A., LIQ)(a)
7,500,000	0.060	03/07/16	7,500,000
City of Colorado Springs Utilities System VRDN RB for Subordinate Lien Refunding Series 2004 A RMKT (Bank of America N.A., SPA)
14,075,000	0.010	03/07/16	14,075,000
City of Colorado Springs Utilities System VRDN RB for Subordinate Lien Series 2000 A RMKT (Landesbank Hessen-Thueringen Girozentrale, SPA)
40,000,000	0.020	03/07/16	40,000,000
Colorado Health Facilities Authority VRDN RB for Catholic Health Initiatives Floaters Series 2015-XF-2195 (GTY AGMT-Morgan Stanley Municipal Funding) (Morgan Stanley Bank, LIQ)(a)
5,625,000	0.150	03/07/16	5,625,000
Colorado Health Facilities Authority VRDN RB Refunding for Sisters of Leavenworth Health System Floater Certificates Series 2012-O-15 (Royal Bank of Canada, LIQ)(a)
5,670,000	0.020	03/07/16	5,670,000

			72,870,000

Connecticut – 2.7%
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2011 Subseries E-3 (Bank of Tokyo-Mitsubishi UFJ, SPA)(b)
25,850,000	0.010	03/07/16	25,850,000
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2013 Subseries B-6 (Bank of Tokyo-Mitsubishi UFJ, SPA)
10,000,000	0.010	03/07/16	10,000,000
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2014 Subseries C-2 (Bank of Tokyo-Mitsubishi UFJ, SPA)
5,500,000	0.010	03/07/16	5,500,000
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Putters Series 2008-2861 (JPMorgan Chase Bank N.A., LIQ)(a)
16,820,000	0.010	03/01/16	16,820,000

The accompanying notes are an integral part of these financial statements.	35

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)

February 29, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Connecticut – (continued)
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Putters Series 2008-2862 (JPMorgan Chase Bank N.A., LIQ)(a)
$21,405,000	0.010%	03/01/16	$21,405,000
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Putters Series 2008-3185Z (JPMorgan Chase Bank N.A., LIQ)(a)
11,995,000	0.020	03/07/16	11,995,000
State of Connecticut GO VRDN for Economic Recovery SIFMA Index Series 2012 A
5,000,000	0.540	04/15/16	5,002,333
State of Connecticut GO VRDN for Economic Recovery SIFMA Index Series 2013 A
4,500,000	0.240	03/01/16	4,500,000
State of Connecticut GO VRDN Refunding for Economic Recovery SIFMA Index Series 2011 A
14,350,000	0.660	05/15/16	14,363,817

			115,436,150

Delaware – 0.7%
County of New Castle GO VRDN Floaters Refunding Series 2015-ZF-2088 (Morgan Stanley Bank, LIQ)(a)
6,665,000	0.140	03/07/16	6,665,000
Delaware State Health Facilities Authority VRDN RB Refunding for Christiana Care Health Services, Inc. Series 2008 B
16,475,000	0.010	03/07/16	16,475,000
University of Delaware VRDN RB Putters Refunding Series 2013-4359 (JPMorgan Chase Bank N.A., LIQ)(a)
9,170,000	0.020	03/07/16	9,170,000

			32,310,000

District of Columbia – 0.6%
District of Columbia Income Tax Secured VRDN RB Putters Series 2009-3354 (JPMorgan Chase Bank N.A., LIQ)(a)
7,080,000	0.020	03/07/16	7,080,000
District of Columbia Water & Sewer Authority Public Utility Systems VRDN RB Eagle Refunding Series 2014-0040 Class A (AGM) (Citibank N.A., LIQ)(a)
6,200,000	0.020	03/07/16	6,200,000
District of Columbia Water & Sewer Authority Public Utility Systems VRDN RB Putters Refunding Series 2009-3317 (JPMorgan Chase Bank N.A., LIQ)(a)
6,670,000	0.020	03/07/16	6,670,000
District of Columbia Water & Sewer Authority Public Utility Systems VRDN RB Subordinate Lien Series 2014 Subseries B-2 (TD Bank N.A., SPA)
5,000,000	0.010	03/07/16	5,000,000

			24,950,000

Florida – 2.0%
City of Gainesville Utilities System VRDN RB Refunding Series 2012 B RMKT (Sumitomo Mitsui Banking Corp., LOC)
24,470,000	0.010	03/07/16	24,470,000
Pinellas County Health Facilities Authority VRDN RB for BayCare Health System Series 2009 A2 (Northern Trust Co., LOC)
13,750,000	0.010	03/07/16	13,750,000
State of Florida VRDN RB Refunding for Department of Transportation Putters Series 2008-2514 (JPMorgan Chase Bank N.A., LIQ)(a)
27,105,000	0.030	03/07/16	27,105,000

Municipal Debt Obligations – (continued)
Florida – (continued)
State of Florida VRDN RB Refunding for Department of Transportation Putters Series 2008-2539 (JPMorgan Chase Bank N.A., LIQ)(a)
$21,330,000	0.030%	03/07/16	$21,330,000

			86,655,000

Georgia – 1.0%
County of DeKalb Water & Sewerage VRDN RB ROCS RR-II-R-11900 Refunding Series 2011 (AGM) (Citibank N.A., LIQ)(a)
9,600,000	0.030	03/07/16	9,600,000
Municipal Electric Authority of Georgia VRDN RB Refunding Series 1985 Sub Gen-C RMKT (TD Bank N.A., LOC)
34,475,000	0.010	03/07/16	34,475,000
Private Colleges & Universities Authority CP for Emory University Series 2016
1,417,000	0.070	04/04/16	1,417,000

			45,492,000

Hawaii – 0.2%
State of Hawaii GO VRDN P-Floats Series 2011 PT-4718 (Bank of America N.A., LIQ)(a)
3,000,000	0.060	03/07/16	3,000,000
State of Hawaii GO VRDN P-Floats Series 2013 PT-4739 (Bank of America N.A., LIQ)(a)
6,000,000	0.040	03/07/16	6,000,000

			9,000,000

Illinois – 2.5%
County of Peoria GO VRDN ROCS-RR-II-14004 Series 2012 (Citibank N.A., LIQ)(a)
8,130,000	0.110	03/07/16	8,130,000
Illinois Educational Facilities Authority VRDN RB for University of Chicago Series 2003 B
7,554,000	0.010	03/07/16	7,554,000
Illinois Finance Authority VRDN RB for Northwestern University Series 2004 Subseries C RMKT
65,300,000	0.010	03/07/16	65,300,000
Illinois Finance Authority VRDN RB for Northwestern University Series 2008 Subseries D RMKT
8,000,000	0.010	03/07/16	8,000,000
Illinois Toll Highway Authority VRDN RB Floater Series 2015-ZM-0120 (Royal Bank of Canada, LIQ)(a)
3,130,000	0.030	03/07/16	3,130,000
Metropolitan Water Reclamation District of Greater Chicago Floaters Series 2015-XM-0024 (Morgan Stanley Bank, LIQ)(a)
18,000,000	0.120	03/07/16	18,000,000

			110,114,000

Indiana – 2.3%
Indiana Finance Authority Hospital VRDN RB for Indiana University Health Floater Certificates Series 2011 E-23 (Royal Bank of Canada, LIQ) (Royal Bank of Canada, LOC)(a)
11,000,000	0.020	03/07/16	11,000,000
Indiana Finance Authority Hospital VRDN RB Refunding for Indiana University Health Floaters Series 2015-XM-0032 (Royal Bank of Canada, LIQ)(a)
6,000,000	0.030	03/07/16	6,000,000
Indiana Finance Authority Hospital VRDN RB Refunding for Indiana University Health Series 2011 C (Northern Trust Co., LOC)
2,800,000	0.010	03/07/16	2,800,000

36	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Indiana – (continued)
Indiana Finance Authority Hospital VRDN RB Refunding for Indiana University Health Series 2016 B (BMO Harris Bank N.A., LOC)
$4,550,000	0.010%	03/07/16	$4,550,000
Indiana Finance Authority Hospital VRDN RB Refunding for Indiana University Health Series 2016 C (BMO Harris Bank N.A., LOC)
4,000,000	0.010	03/07/16	4,000,000
Indiana Finance Authority VRDN RB Refunding for Trinity Health Corp. Floaters Series 2015-XF-0106 (JPMorgan Chase Bank N.A., LIQ)(a)
17,180,000	0.040	03/07/16	17,180,000
Indiana Health Facility Financing Authority VRDN RB for Ascension Health Subordinate Credit Group Series 2005 A-2 RMKT
13,585,000	0.010	03/07/16	13,585,000
Indiana Health Facility Financing Authority VRDN RB Refunding for Ascension Health Solar Certificates Series 2007-0063 (U.S. Bank N.A., LIQ)(a)
14,910,000	0.040	03/07/16	14,910,000
Indiana Health Facility Financing Authority VRDN RB Refunding for Sisters of St. Francis Health Services, Inc. Obligated Group Putters Series 2010-3639Z (AGM) (JPMorgan Chase Bank N.A., LIQ)(a)
4,925,000	0.040	03/07/16	4,925,000
University of Purdue VRDN RB for Student Facilities System Series 2004 A
10,325,000	0.010	03/07/16	10,325,000
University of Purdue VRDN RB for Student Facilities System Series 2007 C
12,335,000	0.010	03/07/16	12,335,000

			101,610,000

Louisiana – 0.3%
State of Louisiana Gasoline & Fuels Tax RB Series 2006 A (BHAC-CR AGM)
15,000,000	4.750	05/01/16	15,110,993

Maine – 0.2%
Maine Health & Higher Educational Facilities Authority VRDN RB Refunding for Bowdoin College Putters Series 2009-3461 (JPMorgan Chase Bank N.A., LIQ)(a)
6,955,000	0.020	03/07/16	6,955,000

Maryland – 0.3%
Maryland State Health & Higher Educational Facilities Authority VRDN RB for Johns Hopkins Health System Floater Certificates Series 2013 O-66 (Royal Bank of Canada, LIQ)(a)
5,650,000	0.020	03/07/16	5,650,000
Maryland State Transportation Authority VRDN RB Austin Trust Certificates Series 2008-3017X (AGM) (Bank of America N.A., LIQ)(a)
5,000,000	0.060	03/07/16	5,000,000
State of Maryland Department of Transportation RB Refunding Series 2011
3,000,000	5.000	05/01/16	3,023,601
State of Maryland GO for State and Local Facilities Loan First Series 2009 C
1,400,000	5.000	03/01/16	1,400,000

			15,073,601

Massachusetts – 1.4%
Commonwealth of Massachusetts (The) GO VRDN Austin Trust Certificates Refunding Series 2008-1203 (Bank of America N.A., LIQ)(a)
9,500,000	0.060	03/07/16	9,500,000
Massachusetts Bay Transportation Authority Sales Tax VRDN RB Austin Trust Certificates Refunding Series 2008-1111 (Bank of America N.A., LIQ)
5,000,000	0.060	03/07/16	5,000,000

Municipal Debt Obligations – (continued)
Massachusetts – (continued)
Massachusetts Bay Transportation Authority VRDN RB Refunding for General Transportation System Series 2000 A2 RMKT (Bank of Tokyo-Mitsubishi UFJ, SPA)
$10,200,000	0.010%	03/07/16	$10,200,000
Massachusetts Development Finance Agency VRDN RB for Partners Healthcare System, Inc. Series 2011 K-1 (Wells Fargo Bank N.A., SPA) (GTY AGMT)(b)
28,500,000	0.020	03/07/16	28,500,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Harvard University Series 2000 Y(b)
5,750,000	0.010	03/07/16	5,750,000

			58,950,000

Michigan – 0.9%
Michigan Finance Authority RB Refunding for Unemployment Obligation Assessment Series 2012 A
425,000	5.000	07/01/16	431,468
Michigan Finance Authority VRDN RB Refunding for Trinity Health Credit Group Floater Certificates Series 2012-0-32 (Royal Bank of Canada, LIQ)(a)
10,740,000	0.020	03/07/16	10,740,000
Michigan State Hospital Finance Authority VRDN RB Refunding for Trinity Health Credit Group Series 2005 E
6,855,000	0.010	03/07/16	6,855,000
Michigan State University VRDN RB Series 2005 (Royal Bank of Canada, SPA)
3,700,000	0.010	03/07/16	3,700,000
Regents of the University of Michigan VRDN RB Series 2012 D-2
19,065,000	0.010	03/07/16	19,065,000

			40,791,468

Minnesota – 0.2%
City of Minneapolis VRDN RB for University Gateway Project Series 1997 B (Wells Fargo Bank N.A., SPA)
1,800,000	0.020	03/07/16	1,800,000
City of Minneapolis VRDN RB for University Gateway Project Series 2009 (Wells Fargo Bank N.A., SPA)
3,000,000	0.010	03/07/16	3,000,000
Minnesota Higher Education Facilities Authority VRDN RB Refunding for Carleton College Series 2005 Six D (JPMorgan Chase Bank N.A., SPA)
5,245,000	0.040	03/07/16	5,245,000

			10,045,000

Mississippi – 2.9%
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2007 A (GTY AGMT-Chevron Corp.)
24,450,000	0.010	03/01/16	24,450,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2007 B (GTY AGMT-Chevron Corp.)
15,500,000	0.010	03/01/16	15,500,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2007 E (GTY AGMT-Chevron Corp.)
4,150,000	0.010	03/01/16	4,150,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2009 E (GTY AGMT-Chevron Corp.)
10,150,000	0.010	03/01/16	10,150,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 E (GTY AGMT-Chevron Corp.)
10,000,000	0.010	03/07/16	10,000,000

The accompanying notes are an integral part of these financial statements.	37

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)

February 29, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Mississippi – (continued)
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 L (GTY AGMT-Chevron Corp.)
$12,990,000	0.010%	03/01/16	$12,990,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2011 B (GTY AGMT-Chevron Corp.)
20,480,000	0.010	03/01/16	20,480,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2011 E (GTY AGMT-Chevron Corp.)
24,900,000	0.010	03/01/16	24,900,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2011 G (GTY AGMT-Chevron Corp.)
3,100,000	0.010	03/01/16	3,100,000

			125,720,000

Missouri – 1.5%
Curators of the University of Missouri System Facilities (The) VRDN RB Refunding Series 2007 B
5,435,000	0.010	03/07/16	5,435,000
Missouri Health & Educational Facilities Authority VRDN RB for Ascension Health Senior Credit Group Series 2008 C4 RMKT(b)
21,500,000	0.010	03/07/16	21,500,000
Missouri Health & Educational Facilities Authority VRDN RB Refunding for BJC Health System Series 2005 B RMKT
18,400,000	0.010	03/07/16	18,400,000
Missouri Health & Educational Facilities Authority VRDN RB Refunding for BJC Health System Series 2008 B (BJC Health System, LIQ)
19,900,000	0.010	03/07/16	19,900,000

			65,235,000

Multi-State – 2.4%
Federal Home Loan Mortgage Corporation VRDN RB for Multi-Family Variable Rate Certificates Series 2013-M027 Class A (FHLMC, LIQ)
15,780,000	0.020	03/07/16	15,780,000
Federal Home Loan Mortgage Corporation VRDN RB for Multi-Family Variable Rate Certificates Series 2014-M031 Class A (FHLMC, LIQ)
22,890,000	0.020	03/07/16	22,890,000
Federal Home Loan Mortgage Corporation VRDN RB for Multi-Family Variable Rate Certificates Series 2015-M033 Class A (FHLMC, LIQ)
10,515,000	0.020	03/07/16	10,515,000
New York City Trust for Cultural Resources VRDN RB Refunding for Museum of Modern Art Series 2015-XM-0072 (Bank of America N.A., LIQ)(a)
5,995,000	0.060	03/07/16	5,995,000
Nuveen AMT-Free Municipal Income Fund VRDP Series 2013-1-2190 (Deutsche Bank A.G., LIQ)(a)
43,800,000	0.110	03/07/16	43,800,000
Nuveen AMT-Free Municipal Income Fund VRDP Series 2013-2-1309 (Citibank N.A., LIQ)(a)(b)
4,500,000	0.090	03/07/16	4,500,000

			103,480,000

Nevada – 1.3%
City of Las Vegas NV GO Refunding for Limited Tax Series 2014 A
4,470,000	5.000	05/01/16	4,505,481
Clark County GO VRDN Refunding for Flood Control Floaters Series 2015-XM-0116 (NATL-RE FGIC) (Morgan Stanley Bank, LIQ)(a)
7,615,000	0.020	03/07/16	7,615,000

Municipal Debt Obligations – (continued)
Nevada – (continued)
Clark County Water Reclamation District GO VRDN Putters Series 2009-3366Z (JPMorgan Chase Bank N.A., LIQ)(a)
$6,000,000	0.020%	03/07/16	$6,000,000
Clark County Water Reclamation District GO VRDN Putters Series 2009-3488Z (JPMorgan Chase Bank N.A., LIQ)(a)
6,305,000	0.020	03/07/16	6,305,000
Clark County Water Reclamation District GO VRDN Putters Series 2009-3489Z (JPMorgan Chase Bank N.A., LIQ)(a)
7,000,000	0.020	03/07/16	7,000,000
Las Vegas Valley Water District GO VRDN Floaters Refunding Series 2016-ZF-0284 (Toronto-Dominion Bank, LIQ)(a)
7,185,000	0.030	03/07/16	7,185,000
State of Nevada GO VRDN Putters Series 2009-3421 (JPMorgan Chase Bank N.A., LIQ)(a)
8,450,000	0.020	03/07/16	8,450,000
State of Nevada Unemployment Compensation Fund RB Refunding Series 2013
9,390,000	5.000	06/01/16	9,502,729

			56,563,210

New Hampshire – 0.5%
New Hampshire Health & Education Facilities Authority VRDN RB Refunding for Dartmouth College Series 2003 (U.S. Bank N.A., SPA)
21,115,000	0.010	03/07/16	21,115,000
State of New Hampshire GO for Capital Improvements Series 2009 B
1,700,000	5.000	03/01/16	1,700,000

			22,815,000

New Jersey – 0.4%
New Jersey Housing & Mortgage Finance Agency Multi-Family Conduit VRDN RB for Lincoln Towers Project Series 2015 E
7,000,000	0.480	09/01/16	7,000,000
Rutgers The State University of New Jersey CP Series 2016 A (Wells Fargo Bank N.A., SLOC) (Wells Fargo Bank N.A., LIQ)
5,000,000	0.100	03/01/16	5,000,000
7,400,000	0.090	04/18/16	7,400,000

			19,400,000

New Mexico – 1.3%
Regents of the University of New Mexico (The) VRDN RB Refunding Subordinate Lien System Series 2003 B (U.S. Bank N.A., SPA)
18,160,000	0.010	03/07/16	18,160,000
Regents of the University of New Mexico (The) VRDN RB Subordinate Lien System Improvement Series 2001 (U.S. Bank N.A., SPA)
31,020,000	0.010	03/07/16	31,020,000
State of New Mexico Capital Projects GO Series 2015
5,300,000	5.000	03/01/16	5,300,000

			54,480,000

New York – 21.2%
City of Binghamton GO BANS Series 2015 B
17,588,150	1.250	04/22/16	17,611,052
County of Nassau GO RANS Series 2015 A
24,970,000	2.000	03/15/16	24,983,818

38	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
New York – (continued)
County of Nassau IDA Civic Facility Refunding & Improvement VRDN RB Refunding for Cold Spring Harbor Laboratory Project Series 1999 RMKT (TD Bank N.A., SPA)
$700,000	0.010%	03/01/16	$700,000
County of Nassau Interim Finance Authority VRDN RB Refunding Series 2008 D-1 RMKT (BMO Harris Bank N.A., SPA)
25,575,000	0.010	03/07/16	25,575,000
County of Onondaga Trust for Cultural Resources VRDN RB Refunding for Syracuse University Project Series 2010 A RMKT (Wells Fargo Bank N.A., LOC)
3,295,000	0.010	03/07/16	3,295,000
Metropolitan Transportation Authority VRDN RB Refunding Series 2015 Subseries E-1 (U.S. Bank N.A., LOC)
5,500,000	0.010	03/01/16	5,500,000
Metropolitan Transportation Authority VRDN RB Refunding Series 2015 Subseries E-2 (Bank of Tokyo-Mitsubishi UFJ, LOC)
28,000,000	0.010	03/07/16	28,000,000
Metropolitan Transportation Authority VRDN RB Refunding Series 2015 Subseries E-3 (Citibank N.A., LOC)
18,000,000	0.010	03/07/16	18,000,000
Metropolitan Transportation Authority VRDN RB Series 2005 Subseries E-1 RMKT (Bank of Montreal, LOC)
7,500,000	0.010	03/01/16	7,500,000
Metropolitan Transportation Authority VRDN RB Series 2015 Subseries E-5 (U.S. Bank N.A., LOC)
3,000,000	0.010	03/01/16	3,000,000
New York City GO VRDN Refunding Series 2008 Subseries J-6 (Landesbank Hessen-Thueringen Girozentrale, LOC)
31,580,000	0.010	03/01/16	31,580,000
New York City GO VRDN Series 2005 Subseries F-3 (Sumitomo Mitsui Banking Corp., LOC)
11,600,000	0.010	03/07/16	11,600,000
New York City GO VRDN Series 2006-I Subseries I-3 (Bank of America N.A., LOC)
11,600,000	0.010	03/01/16	11,600,000
New York City GO VRDN Series 2011 Subseries A-4 (Bank of Tokyo-Mitsubishi UFJ, LOC)
10,400,000	0.010	03/07/16	10,400,000
New York City Housing Development Corp. MF Hsg. VRDN RB for 245 East 124th Street Series 2008 (FHLMC, LIQ)
16,100,000	0.010	03/07/16	16,100,000
New York City Housing Development Corp. MF Hsg. VRDN RB for 90 West Street Series 2006 A (FNMA) (FNMA, LIQ)(b)
11,800,000	0.010	03/07/16	11,800,000
New York City Housing Development Corp. MF Hsg. VRDN RB for Bruckner by the Bridge Series 2008 A RMKT (FHLMC, LIQ)
22,900,000	0.010	03/07/16	22,900,000
New York City Housing Development Corp. MF Hsg. VRDN RB for Elliot Chelsea Development Series 2010 A (FHLMC, LIQ)
23,825,000	0.010	03/07/16	23,825,000
New York City Housing Development Corp. MF Hsg. VRDN RB for Lexington Courts Series 2009 A (FHLMC, LIQ)
8,200,000	0.010	03/07/16	8,200,000
New York City Housing Development Corp. MF Hsg. VRDN RB for The Balton Series 2009 A (FHLMC, LIQ)
11,700,000	0.010	03/07/16	11,700,000

Municipal Debt Obligations – (continued)
New York – (continued)
New York City Housing Development Corp. MF Hsg. VRDN RB for W 26th Street Development Series 2011 B RMKT (FHLMC, LIQ)
$4,200,000	0.010%	03/07/16	$4,200,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Refunding Series 2008 Subseries B-2 RMKT (Royal Bank of Canada, SPA)
34,000,000	0.010	03/07/16	34,000,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Refunding Series 2008 Subseries B-4 RMKT (Royal Bank of Canada, SPA)
43,805,000	0.010	03/07/16	43,805,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Refunding Series 2012 Subseries B-2 (California Public Employees Retirement System, SPA)
2,100,000	0.010	03/01/16	2,100,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Floater Refunding Series 2011-3274X (Credit Suisse, LIQ)(a)
7,980,000	0.010	03/07/16	7,980,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Putters Refunding Series 2008-3231Z (JPMorgan Chase Bank N.A., LIQ)(a)
6,000,000	0.010	03/01/16	6,000,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Refunding Series 2014 Subseries BB-2 (Mizuho Bank, Ltd., SPA)
9,000,000	0.010	03/01/16	9,000,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Refunding Series 2015 Subseries AA-2 (PNC Bank N.A., SPA)
12,300,000	0.010	03/01/16	12,300,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Refunding Series 2015 Subseries AA-3 (Royal Bank of Canada, SPA)
6,000,000	0.010	03/01/16	6,000,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Series 2011 Subseries FF-2 (Landesbank Hessen-Thueringen Girozentrale, SPA)
24,700,000	0.010	03/01/16	24,700,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Series 2008 Subseries B-1A RMKT (Sumitomo Mitsui Banking, SPA)
3,100,000	0.010	03/07/16	3,100,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Floaters Series 2015-XM-0029 (Royal Bank of Canada, LIQ)(a)
6,300,000	0.020	03/07/16	6,300,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 1998 Subseries A-1 (JPMorgan Chase Bank N.A., SPA)
90,000	0.010	03/07/16	90,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 2012 Subseries A-6 (State Street Bank & Trust Co., SPA)
600,000	0.010	03/01/16	600,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 2014 Subseries A-3 (Mizuho Bank, Ltd., SPA)
30,300,000	0.010	03/01/16	30,300,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 2015 Subseries A-5 (Royal Bank of Canada, SPA)
5,000,000	0.010	03/01/16	5,000,000

The accompanying notes are an integral part of these financial statements.	39

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)

February 29, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
New York – (continued)
New York City Transitional Finance Authority VRDN RB Refunding for Future Tax Secured Series 2002-A-3B Convertible (Bank of Tokyo-Mitsubishi UFJ, LOC)
$10,000,000	0.010%	03/07/16	$10,000,000
New York City Transitional Finance Authority VRDN RB Refunding for Future Tax Secured Series 2001 C RMKT (PNC Bank N.A., SPA)
1,500,000	0.010	03/01/16	1,500,000
New York City Trust for Cultural Resources VRDN RB Refunding for The New York Botanical Garden Series 2009 A (JPMorgan Chase Bank N.A., LOC)
8,000,000	0.010	03/07/16	8,000,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for New York University Putters Series 2008-3233Z (JPMorgan Chase Bank N.A., LIQ)(a)
8,770,000	0.020	03/07/16	8,770,000
New York State Dormitory Authority State Personal Income Tax VRDN RB for Education Eagle Series 2006-0164 Class A (Citibank N.A., LIQ)
11,060,000	0.020	03/07/16	11,060,000
New York State Dormitory Authority State Personal Income Tax VRDN RB for Education Putters Series 2008-3160 (JPMorgan Chase Bank N.A., LIQ)(a)
6,660,000	0.020	03/07/16	6,660,000
New York State Dormitory Authority State Personal Income Tax VRDN RB for Education Putters Series 2010-3792Z (JPMorgan Chase Bank N.A., LIQ)(a)
6,360,000	0.020	03/07/16	6,360,000
New York State Dormitory Authority State Personal Income Tax VRDN RB for Education ROCS RR-II R-11479 Series 2008 (Citibank N.A., LIQ)(a)
4,130,000	0.020	03/07/16	4,130,000
New York State Environmental Facilities Corp. VRDN RB Refunding for State Clean Water & Drinking Water Revolving Funds Putters Series 2008-2870 (JPMorgan Chase Bank N.A., LIQ)
7,245,000	0.020	03/07/16	7,245,000
New York State Housing Finance Agency VRDN RB for 10 Barclay Street Series 2004 A (FNMA) (FNMA, LIQ)(b)
24,800,000	0.010	03/07/16	24,800,000
New York State Housing Finance Agency VRDN RB for 100 Maiden Lane Series 2004 A RMKT (FNMA) (FNMA, LIQ)
9,000,000	0.010	03/07/16	9,000,000
New York State Housing Finance Agency VRDN RB for 20 River Terrace Housing Series 2002 A RMKT (FNMA) (FNMA, LIQ)(b)
5,000,000	0.010	03/07/16	5,000,000
New York State Housing Finance Agency VRDN RB for 600 West 42nd Street Series 2009 A RMKT (FNMA) (FNMA, LIQ)
53,775,000	0.010	03/07/16	53,775,000
New York State Housing Finance Agency VRDN RB for Shore Hill Housing Series 2008 A (FHLMC, LIQ)
19,500,000	0.010	03/07/16	19,500,000
New York State Housing Finance Agency VRDN RB for West 37th Street Housing Series 2009 A RMKT (FHLMC, LIQ)
25,200,000	0.020	03/07/16	25,200,000
New York State Housing Finance Agency VRDN RB for West 37th Street Housing Series 2009 B RMKT (FHLMC, LIQ)
21,900,000	0.020	03/07/16	21,900,000
New York State Housing Finance Agency VRDN RB Refunding for 11th Avenue Housing Series 2009 A (FNMA) (FNMA, LIQ)
8,760,000	0.010	03/07/16	8,760,000
New York State Housing Finance Agency VRDN RB Refunding for Bowery Place Series 2010 A (FHLMC, LIQ)(b)
10,000,000	0.010	03/07/16	10,000,000

Municipal Debt Obligations – (continued)
New York – (continued)
New York State Housing Finance Agency VRDN RB Refunding for Taconic Housing West 17th Street Series 2009 A (FNMA) (FNMA, LIQ)
$19,000,000	0.010%	03/07/16	$19,000,000
New York State Liberty Development Corp. VRDN RB Refunding for 7 World Trade Center Project Putters Series 2012-4080Z (JPMorgan Chase Bank N.A., LIQ)(a)
7,000,000	0.160	03/07/16	7,000,000
New York State Local Government Assistance Corp. VRDN RB Refunding for Subordinated Lien Series 2003 4V RMKT (Bank of America N.A., SPA)
3,000,000	0.010	03/07/16	3,000,000
New York State Local Government Assistance Corp. VRDN RB Refunding for Subordinated Lien Series 2008 B-7V (JPMorgan Chase Bank N.A., SPA)
20,785,000	0.010	03/07/16	20,785,000
New York State Local Government Assistance Corp. VRDN RB Refunding Series 1997 SG-100 (NATL-RE-IBC) (Societe Generale, SPA)
2,100,000	0.130	03/07/16	2,100,000
New York State Urban Development Corp. RB for State Personal Income Tax Series 2010 A
450,000	5.000	03/15/16	450,793
New York State Urban Development Corp. VRDN RB Refunding for State Facilities and Equipment 2004 A-3B RMKT (JPMorgan Chase Bank N.A., SPA)
18,200,000	0.010	03/07/16	18,200,000
Northport-East Northport Union Free School District GO TANS Series 2015 (State Aid Withholding)
32,500,000	2.000	06/27/16	32,672,773
Port Authority of New York & New Jersey VRDN RB ROCS-RR-II-R-664 Refunding Series 2006 (Citibank N.A., LIQ)(a)
100,000	0.020	03/07/16	100,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding General Series 2001 C RMKT (Bank of Tokyo-Mitsubishi UFJ, LOC)
11,700,000	0.010	03/07/16	11,700,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding General Series 2002 F RMKT (Helaba, LOC)
39,100,000	0.010	03/01/16	39,100,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding General Series 2005 Subseries B-3 RMKT (Bank of Tokyo-Mitsubishi UFJ, LOC)(b)
36,425,000	0.010	03/07/16	36,425,000

			921,538,436

North Carolina – 3.4%
City of Raleigh Combined Enterprise System VRDN RB Series 2008 A RMKT (Bank of America N.A., SPA)
8,610,000	0.010	03/07/16	8,610,000
City of Raleigh Combined Enterprise System VRDN RB Series 2008 B RMKT (Bank of America N.A., SPA)
5,575,000	0.010	03/07/16	5,575,000
County of Guilford GO VRDN Series 2005 B (Wells Fargo Bank N.A., SPA)
6,880,000	0.020	03/07/16	6,880,000
County of Mecklenburg GO Refunding Series 2009 C
3,285,000	5.000	03/01/16	3,285,000
County of Union Enterprise System VRDN RB Series 2009 (U.S. Bank N.A., LOC)
16,985,000	0.010	03/07/16	16,985,000
North Carolina Capital Facilities Finance Agency VRDN RB Refunding for Duke University Project Eagle Series 2014-0050 Class A (Citibank N.A., LIQ)(a)
8,000,000	0.020	03/07/16	8,000,000

40	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
North Carolina – (continued)
North Carolina Capital Facilities Finance Agency VRDN RB Refunding for Duke University Project Putters Series 2009-3333 (JPMorgan Chase Bank N.A., LIQ)(a)
$11,000,000	0.020%	03/07/16	$11,000,000
North Carolina Capital Facilities Finance Agency VRDN RB Refunding for Wake Forest University Series 2004 A
19,020,000	0.020	03/07/16	19,020,000
North Carolina State University Raleigh VRDN RB Refunding Series 2003 B (Bayerische Landesbank SPA)
6,385,000	0.020	03/07/16	6,385,000
Raleigh Durham Airport Authority VRDN RB Refunding Series 2008 C RMKT (Royal Bank of Canada, LOC)
19,100,000	0.010	03/07/16	19,100,000
University of North Carolina Hospital at Chapel Hill VRDN RB Series 2001 B RMKT (Landesbank Hessen-Thueringen, SPA)
45,100,000	0.010	03/01/16	45,100,000

			149,940,000

North Dakota – 1.5%
County of Mercer Pollution Control Refunding for Basin Electric Power Cooperative CP Series 2009-1
64,925,000	0.060	04/01/16	64,925,000

Ohio – 3.9%
Franklin County Hospital VRDN RB Refunding for Nationwide Children’s Hospital Series 2008 D RMKT (The Bank of New York Mellon, SPA)
18,120,000	0.010	03/07/16	18,120,000
Franklin County Hospital VRDN RB Refunding for Nationwide Children’s Hospital Series 2008 F (PNC Bank N.A., SPA)
24,200,000	0.010	03/07/16	24,200,000
Ohio Higher Educational Facility Commission CP for Case Western Reserve University Program I Series 2016 (JPMorgan Chase Bank N.A., LOC)
38,500,000	0.070	04/19/16	38,500,000
Ohio State Hospital Facility VRDN RB for Cleveland Clinic Health System Putters Series 2009-3555Z (JPMorgan Chase Bank N.A., LIQ)(a)
6,245,000	0.020	03/07/16	6,245,000
Ohio State Hospital Facility VRDN RB Refunding for Cleveland Clinic Health System Putters Series 2009-3558Z (JPMorgan Chase Bank N.A., LIQ)(a)
7,100,000	0.020	03/07/16	7,100,000
Ohio State University VRDN RB Series 2001
17,700,000	0.010	03/07/16	17,700,000
Ohio State University VRDN RB Series 2005 B
7,000,000	0.010	03/07/16	7,000,000
Ohio State University VRDN RB Series 2014 B-2
25,000,000	0.010	03/07/16	25,000,000
State of Ohio GO for Common Schools Series 2015 B
5,000,000	2.000	06/15/16	5,025,712
State of Ohio GO VRDN for Common Schools Series 2006 C
4,585,000	0.010	03/07/16	4,585,000
State of Ohio GO VRDN Refunding for Infrastructure Improvement Series 2004 A
14,800,000	0.010	03/07/16	14,800,000

			168,275,712

Oklahoma – 0.2%
Oklahoma State Turnpike Authority VRDN RB Floater Certificates Refunding Series 2012 E-37 (Royal Bank of Canada, LOC)(a)
9,345,000	0.020	03/07/16	9,345,000

Municipal Debt Obligations – (continued)
Oregon – 0.8%
Metro GO Refunding Series 2014
$9,965,000	2.000%	06/01/16	$10,008,220
State of Oregon GO VRDN for Veterans’ Welfare Series 2005-84 RMKT (Bank of Tokyo-Mitsubishi UFJ, SPA)
19,355,000	0.010	03/07/16	19,355,000
State of Oregon GO VRDN for Veterans’ Welfare Series 2006-86-RMKT (U.S. Bank N.A., SPA)
5,030,000	0.010	03/01/16	5,030,000

			34,393,220

Pennsylvania – 2.4%
Allegheny County Hospital Development Authority VRDN RB for University of Pittsburgh Medical Center Putters Series 2013-4323 (GTY AGMT-JPMorgan Chase Bank N.A.) (JPMorgan Chase Bank N.A., LIQ)(a)
60,000,000	0.110	03/01/16	60,000,000

Allegheny County Hospital Development Authority VRDN RB Refunding for
University of Pittsburgh Medical Center Floater Certificates Series 2011 E-29
(Royal Bank of Canada, LIQ) (Royal Bank of Canada, LOC)(a)

7,000,000	0.020	03/07/16	7,000,000

Allegheny County Hospital Development Authority VRDN RB Refunding for
University of Pittsburgh Medical Center Floater Certificates Series 2013 E-45
(Royal Bank of Canada, LOC) (Royal Bank of Canada, SPA)(a)

20,000,000	0.020	03/07/16	20,000,000
Butler County General Authority VRDN RB Refunding for Allegheny School District Project Series 2014 (State Aid Withholding) (PNC Bank N.A., SPA)
7,000,000	0.010	03/07/16	7,000,000
Delaware County Industrial Development Authority VRDN RB Refunding for United Parcel Service Project Series 2015
10,000,000	0.010	03/01/16	10,000,000

			104,000,000

South Carolina – 1.1%
Columbia Waterworks & Sewer System VRDN RB Series 2009 RMKT (Sumitomo Mitsui Banking, LOC)
20,000,000	0.010	03/07/16	20,000,000
South Carolina Public Service Authority CP Series 2016 CC (U.S. Bank N.A., LOC)
23,791,000	0.410	03/09/16	23,791,000
State of South Carolina GO Refunding for State Capital Improvements Series 2011
2,700,000	5.000	03/01/16	2,700,000
State of South Carolina GO Refunding for State School Facilities Series 2011 (South Carolina School District)
3,430,000	5.000	03/01/16	3,430,000

			49,921,000

Tennessee – 1.3%
State of Tennessee GO CP Series 2016 A (Tennessee Consolidated Retirement System, SLOC)
35,000,000	0.080	03/02/16	35,000,000
20,000,000	0.080	03/16/16	20,000,000

			55,000,000

The accompanying notes are an integral part of these financial statements.	41

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)

February 29, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Texas – 9.8%
Austin Independent School District CP Series 2016 A (Mizuho Corporate Bank, LOC)
$15,000,000	0.060%	03/01/16	$15,000,000
Board of Regents of the Texas State University System RB Refunding Series 2015 A
5,815,000	2.500	03/15/16	5,820,062
City of Austin Hotel Occupancy Tax VRDN RB Refunding Subordinate Lien Series 2008 A RMKT (JPMorgan Chase Bank N.A., LOC)
35,075,000	0.010	03/07/16	35,075,000
City of Houston Airport System VRDN RB Floater Certificates Refunding Series 2012-0-44 (Royal Bank of Canada, LIQ)(a)
8,330,000	0.020	03/07/16	8,330,000
City of Houston GO Refunding for Public Improvements Series 2013 A
1,345,000	4.000	03/01/16	1,345,000
County of Fort Bend GO Refunding Series 2015 A
1,170,000	2.000	03/01/16	1,170,000
Dallastown Area School District GO VRDN Refunding Series 2015 (State Aid Withholding)
10,000,000	1.251	04/15/16	10,011,379
Dickinson ISD GO VRDN Municipal Trust Receipts Refunding Series 2000-SGA94 (PSF-GTD) (Societe Generale, LIQ)
13,350,000	0.040	03/01/16	13,350,000
El Paso Waterworks & Sewer System CP Series 2016 A (JPMorgan Chase Bank N.A., LIQ)
5,000,000	0.060	03/01/16	5,000,000
Grand Prairie ISD Eclipse Funding Trust GO VRDN Series 2007-0067 (PSF-GTD) (U.S. Bank N.A., LIQ) (U.S. Bank N.A., LOC)(a)
10,065,000	0.020	03/07/16	10,065,000
Harris County Cultural Education Facilities Finance Corp. CP Refunding for Methodist Hospital Series 2009 C-1
25,000,000	0.220	04/05/16	25,000,000
Harris County Cultural Education Facilities Finance Corp. CP Refunding for Methodist Hospital Series 2009 C-2
10,000,000	0.220	04/05/16	10,000,000
Harris County Cultural Education Facilities Finance Corp. VRDN RB for Memorial Hermann Health System Series 2014 C
10,000,000	0.010	03/07/16	10,000,000
Harris County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Memorial Hermann Health System Series 2013 B
4,275,000	0.410	06/01/16	4,277,358
Harris County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Memorial Hermann Health System Series 2013 C
11,050,000	0.010	03/07/16	11,050,000
Harris County Toll Road Authority VRDN RB Putters Series 2009-3425 (JPMorgan Chase Bank N.A., LIQ)(a)
6,845,000	0.020	03/07/16	6,845,000
Mesquite ISD GO VRDN for School Building Series 2003 A (PSF-GTD) (JPMorgan Chase Bank N.A., SPA)
18,745,000	0.020	03/07/16	18,745,000
North Central Texas Health Facilities Development Corp. Hospital for Children’s Medical Center of Dallas Project VRDN RB Floaters Trust Series 2015-XF-0034 (Toronto-Dominion Bank, LIQ)(a)
20,000,000	0.020	03/07/16	20,000,000
San Antonio Water System CP Series 2016 A (Bank of Tokyo Mitsubishi, LOC)
18,000,000	0.040	04/01/16	18,000,000

Municipal Debt Obligations – (continued)
Texas – (continued)
State of Texas GO VRDN for Transportation Commission Mobility Fund Floaters Series 2015-XM-0064 (Bank of America N.A., LIQ)(a)
$6,074,000	0.030%	03/07/16	$6,074,000
State of Texas GO VRDN for Veterans Series 2014 D (State Street Bank & Trust Co., SPA)
4,000,000	0.010	03/07/16	4,000,000
State of Texas GO VRDN for Veterans Series 2015 B (Mizuho Bank, Ltd., SPA)
19,870,000	0.010	03/07/16	19,870,000
State of Texas GO VRDN for Veterans Series 2016 (Landesbank Hessen- Thueringen Girozentrale, SPA)
62,500,000	0.020	03/07/16	62,500,000
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB for Texas Health Resources Series 2012 B(b)
31,500,000	0.010	03/07/16	31,500,000
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Texas Health Resources Series 2008 A
6,250,000	0.010	03/07/16	6,250,000
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Texas Health Resources Series 2008 C
24,070,000	0.010	03/07/16	24,070,000
Texas State GO VRDN Refunding for Veterans Series 2011 C (Landesbank Hessen-Thueringen Girozentrale, SPA)(b)
36,215,000	0.020	03/07/16	36,215,000
Texas State Transportation Commission VRDN RB Putters Series 2008-2563 (JPMorgan Chase Bank N.A., LIQ)(a)
6,665,000	0.020	03/07/16	6,665,000

			426,227,799

Utah – 2.2%
University of Utah CP Series 2013-B
50,000,000	0.390	03/03/16	50,000,000
University of Utah VRDN RB Floaters Series 2015-XM-0056 (Citibank N.A., LIQ)(a)
9,490,000	0.020	03/07/16	9,490,000
Utah County Hospital VRDN RB for IHC Health Services, Inc. Series 2002 B (U.S. Bank N.A., SPA)
21,600,000	0.010	03/07/16	21,600,000
Utah County Hospital VRDN RB for IHC Health Services, Inc. Series 2002 C (U.S. Bank N.A., SPA)
15,000,000	0.010	03/07/16	15,000,000

			96,090,000

Virginia – 3.3%
Commonwealth of Virginia GO Refunding Series 2014 B
9,685,000	4.000	06/01/16	9,776,890
Fairfax County IDA VRDN RB for Fairfax Hospital Series 1988 A (Northern Trust Co., LOC)
2,900,000	0.030	03/07/16	2,900,000
Fairfax County IDA VRDN RB for Fairfax Hospital Series 1988 B (Northern Trust Co., LOC)
2,800,000	0.030	03/07/16	2,800,000
Fairfax County IDA VRDN RB for Inova Health System Series 2000 (Branch Banking & Trust, SPA)
5,900,000	0.020	03/07/16	5,900,000

42	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Virginia – (continued)
Fairfax County IDA VRDN RB Refunding for Inova Health System Series 2005 C-1 RMKT (Northern Trust Co., LOC)
$9,305,000	0.030%	03/07/16	$9,305,000
Fairfax County IDA VRDN RB Refunding for Inova Health System Series 2005 C-2 RMKT (Northern Trust Co., LOC)
3,600,000	0.030	03/07/16	3,600,000
Loudoun County IDA VRDN RB for Howard Hughes Medical Institute Series 2003 C(b)
23,100,000	0.010	03/07/16	23,100,000
Loudoun County IDA VRDN RB for Howard Hughes Medical Institute Series 2003 D
14,840,000	0.010	03/07/16	14,840,000
Loudoun County IDA VRDN RB for Howard Hughes Medical Institute Series 2003 E(b)
32,950,000	0.010	03/07/16	32,950,000
University of Virginia VRDN RB Putters Refunding Series 2008-3188Z (JPMorgan Chase Bank N.A., LIQ)(a)
15,010,000	0.010	03/01/16	15,010,000
Virginia College Building Authority Educational Facilities VRDN RB Refunding for University of Richmond Project Series 2004 (U.S. Bank N.A., SPA)
15,000,000	0.010	03/07/16	15,000,000
Virginia Commonwealth Transportation Board VRDN RB Floater Certificates Series 2013-O-67 (Royal Bank of Canada, LIQ)(a)
6,775,000	0.020	03/07/16	6,775,000

			141,956,890

Washington – 3.3%
Central Puget Sound Regional Transportation Authority Sales Tax VRDN RB Putters Series 2008-2625Z (AGM) (JPMorgan Chase Bank N.A., LIQ)(a)
8,380,000	0.010	03/01/16	8,380,000
County of King Multi-Modal Limited Tax GO VRDN Series 2010 B (State Street Bank & Trust Co., SPA)
13,735,000	0.010	03/07/16	13,735,000
County of King Sewer Revenue VRDN RB Eagle Series 2014-0047 Class A (AGM) (Citibank N.A., LIQ)(a)
14,850,000	0.020	03/07/16	14,850,000
County of King Sewer Revenue VRDN RB Junior Lien Series 2001 A (Landesbank Hessen-Thueringen, LOC)
20,000,000	0.010	03/07/16	20,000,000
County of King Sewer Revenue VRDN RB Junior Lien Series 2001 B (Landesbank Hessen-Thueringen, LOC)
12,000,000	0.010	03/07/16	12,000,000
Energy Northwest RB Refunding for Project 1 Series 2007 C
1,050,000	5.000	07/01/16	1,066,573
Energy Northwest RB Refunding for Project 1 Series 2008 A
2,490,000	5.250	07/01/16	2,530,743
Energy Northwest RB Refunding for Project 3 Series 2007 C
2,255,000	5.000	07/01/16	2,290,736
Snohomish County School District No. 15 Edmonds GO Series 2006 (NATL SCH BD GTY)
6,250,000	5.000	06/01/16	6,322,336
State of Washington GO VRDN Floaters Series 2015-XF-2114 (Citibank N.A., LIQ)(a)
4,700,000	0.020	03/07/16	4,700,000

Municipal Debt Obligations – (continued)
Washington – (continued)
State of Washington GO VRDN Putters Series 2008-2640 (JPMorgan Chase Bank N.A., LIQ)
$9,995,000	0.020%	03/07/16	$9,995,000
State of Washington GO VRDN Putters Series 2009-3538 (JPMorgan Chase Bank N.A., LIQ)(a)
10,000,000	0.020	03/07/16	10,000,000
State of Washington GO VRDN ROCS RR-II R-11889 Series 2010 (Citibank N.A., LIQ)(a)
2,250,000	0.010	03/07/16	2,250,000
Washington Health Care Facilities Authority VRDN RB Refunding for Providence Health & Services Series 2012 C (U.S. Bank N.A., SPA)
16,060,000	0.040	03/07/16	16,060,000
Washington State Housing Finance Commission VRDN RB for Discovery Heights Apartments Series 2010 (FHLMC, LIQ)
20,205,000	0.020	03/07/16	20,205,000

			144,385,388

Wisconsin – 0.8%
Kenosha Unified School District NO. 1 TRANS Series 2015
15,000,000	1.500	09/22/16	15,087,780
State of Wisconsin GO Series 2011 A
220,000	5.000	05/01/16	221,643
State of Wisconsin GO VRDN Floaters Series 2008-2927 (Credit Suisse, LIQ)(a)
7,200,000	0.010	03/07/16	7,200,000
Wisconsin Health & Educational Facilities Authority VRDN RB Refunding for Froedtert Health Floater Certificates Series 2013-O-64 (Royal Bank of Canada, LIQ)(a)
5,275,000	0.040	03/07/16	5,275,000
Wisconsin Health & Educational Facilities Authority VRDN RB Refunding for Froedtert Health Floaters Series 2015-ZF-2060 (Morgan Stanley Bank, LIQ)(a)
6,665,000	0.020	03/07/16	6,665,000

			34,449,423

Wyoming – 0.5%
County of Lincoln PCRB Refunding Exxon Mobil Project Series 2014 (GTY AGMT-Exxon Mobil Corp.)
20,900,000	0.010	03/01/16	20,900,000

TOTAL INVESTMENTS – 101.7%			$4,426,982,290

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.7)%			(75,848,653)

NET ASSETS – 100.0%			$4,351,133,637

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security not registered under the Securities Act of 1933, as amended. Such securities may be deemed liquid by the Investment Adviser. At February 29, 2016, these securities amounted to $864,969,000 or approximately 19.9% of net assets.
(b)	All or a portion represents a forward commitment.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The accompanying notes are an integral part of these financial statements.	43

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)

February 29, 2016 (Unaudited)

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
AGM	—Insured by Assured Guaranty Municipal Corp.
AMT	—Alternative Minimum Tax (subject to)
BANS	—Bond Anticipation Notes
BHAC	—Berkshire Hathaway Assurance Corp.
CP	—Commercial Paper
CR	—Custodial Receipts
FGIC	—Insured by Financial Guaranty Insurance Co.
FHLMC	—Insured by Federal Home Loan Mortgage Corp.
FNMA	—Insured by Federal National Mortgage Association
GO	—General Obligation
GTD	—Guaranteed
GTY AGMT	—Guaranty Agreement
IDA	—Industrial Development Agency
IDB	—Industrial Development Board
IHC	—Intermountain Health Care
ISD	—Independent School District
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
MF Hsg	—Multi-Family Housing
NATL-RE	—National Reinsurance Corp.
PCRB	—Pollution Control Revenue Bond
PSF-GTD	—Guaranteed by Permanent School Fund
RANS	—Revenue Anticipation Notes
RB	—Revenue Bond
RMKT	—Remarketed
ROCS	—Reset Option Certificates
RR	—Revenue Refunding
SCH BD
GTY	—School Bond Guaranty
SIFMA	—Securities Industry and Financial Market Association
SLOC	—Stand-by Letter of Credit
SPA	—Stand-by Purchase Agreement
SPEARS	—Short Puttable Exempt Adjustable Receipts
TANS	—Tax Anticipation Notes
TRANS	—Tax Revenue Anticipation Notes
VRDN	—Variable Rate Demand Notes
VRDP	—Variable Rate Demand Preferred Shares

44	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Schedule of Investments

February 29, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – 101.5%
United States Treasury Bills
$125,000,000	0.142%		03/03/16	$124,999,028
213,000,000	0.173		03/03/16	212,997,988
4,061,800,000	0.275		03/03/16	4,061,739,073
97,500,000	0.285		03/03/16	97,498,483
5,500,000,000	0.270		03/10/16	5,499,635,627
20,000,000	0.269		03/17/16	19,997,645
4,000,000,000	0.275		03/17/16	3,999,520,000
2,905,000,000	0.290		03/24/16	2,904,471,048
29,000,000	0.564		06/09/16	28,955,292
20,000,000	0.579		06/09/16	19,968,333
29,000,000	0.434		08/18/16	28,941,799
1,768,500,000	0.464		08/25/16	1,764,543,718
1,231,500,000	0.481	(a)	09/01/16	1,228,511,557
United States Treasury Bond
700,000,000	7.250		05/15/16	709,868,120
United States Treasury Floating Rate Notes
6,900,600,000	0.389	(b)	04/30/16	6,901,069,551
6,345,420,000	0.390	(b)	07/31/16	6,346,098,881
3,409,000,000	0.373	(b)	10/31/16	3,408,702,428
480,000,000	0.404	(b)	01/31/17	479,995,522
995,000,000	0.394	(b)	04/30/17	994,632,921
300,000,000	0.397	(b)	07/31/17	299,750,982
125,000,000	0.488	(b)	10/31/17	124,999,999
United States Treasury Notes
2,514,700,000	0.375		03/15/16	2,514,804,954
114,000,000	0.375		03/31/16	114,000,490
287,500,000	2.250		03/31/16	287,962,016
95,000,000	2.375	(a)	03/31/16	95,159,570
11,000,000	0.375		04/30/16	11,000,939
91,000,000	2.000		04/30/16	91,239,582
100,000,000	2.625		04/30/16	100,375,000
384,400,000	5.125		05/15/16	388,161,701
21,000,000	3.250		05/31/16	21,143,150
133,000,000	0.500		06/15/16	133,054,734
269,000,000	3.250		06/30/16	271,311,536
800,100,000	0.625		07/15/16	800,559,167
171,500,000	0.500		07/31/16	171,482,476
515,000,000	1.500		07/31/16	517,162,031
1,730,540,000	3.250		07/31/16	1,749,508,012
660,000,000	0.625		08/15/16	660,366,612
1,596,000,000	4.875		08/15/16	1,626,750,930
102,000,000	0.500		08/31/16	101,907,536
496,000,000	1.000		08/31/16	497,003,452
1,792,990,000	3.000		08/31/16	1,814,635,362
1,021,300,000	0.875		09/15/16	1,023,125,421
660,000,000	0.500		09/30/16	659,935,776
211,000,000	1.000		09/30/16	211,612,588
645,000,000	3.000		09/30/16	654,178,307
565,000,000	1.000		10/31/16	566,755,825
250,000,000	3.125		10/31/16	254,317,096
181,500,000	4.625		11/15/16	186,457,382

TOTAL INVESTMENTS – 101.5%				$54,780,869,640

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.5)%				(798,910,022)

NET ASSETS – 100.0%				$53,981,959,618

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	All or a portion represents a forward commitment.
(b)	Variable or floating rate security. Interest rate disclosed is that which is in effect at February 29, 2016.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

The accompanying notes are an integral part of these financial statements.	45

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Schedule of Investments

February 29, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – 53.7%
United States Treasury Bills
$38,000,000	0.564%		06/09/16	$37,941,417
40,000,000	0.580		06/09/16	39,936,667
237,500,000	0.464		08/25/16	236,968,693
312,500,000	0.481	(a)	09/01/16	311,741,666
United States Treasury Bond
296,500,000	7.250		05/15/16	300,630,231
United States Treasury Floating Rate Notes
561,700,000	0.389	(b)	04/30/16	561,746,381
299,550,000	0.390	(b)	07/31/16	299,602,986
1,005,000,000	0.404	(b)	01/31/17	1,005,060,434
445,000,000	0.394	(b)	04/30/17	444,692,872
200,000,000	0.397	(b)	07/31/17	199,876,654
170,000,000	0.488	(b)	10/31/17	169,809,316
United States Treasury Notes
28,000,000	0.375		03/31/16	27,999,832
109,500,000	2.250		03/31/16	109,675,374
27,000,000	0.375		04/30/16	26,999,249
70,500,000	2.000		04/30/16	70,683,171
145,000,000	0.250		05/15/16	144,951,909
315,700,000	5.125		05/15/16	318,825,451
51,500,000	3.250		05/31/16	51,857,338
218,500,000	0.500		06/15/16	218,590,150
338,500,000	0.625		07/15/16	338,667,651
43,500,000	0.500		07/31/16	43,497,677
88,000,000	1.500		07/31/16	88,357,232
631,540,000	3.250		07/31/16	638,490,091
131,000,000	0.625		08/15/16	131,054,339
685,500,000	4.875		08/15/16	698,730,103
42,000,000	0.500		08/31/16	41,961,927
155,000,000	1.000		08/31/16	155,308,340
725,500,000	3.000		08/31/16	734,205,747
386,000,000	0.875		09/15/16	386,691,326
71,000,000	1.000		09/30/16	71,219,381
13,000,000	3.000		09/30/16	13,176,202
107,500,000	4.625		11/15/16	110,425,523

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$8,029,375,330

Repurchase Agreements(c) – 47.8%
Bank of Montreal
$300,000,000	0.320	%(b)(d)	03/07/16	$300,000,000
Maturity Value: $300,117,333
Settlement Date: 02/02/16

Collateralized by U.S. Treasury Bonds, 2.500% to 8.750%, due
08/15/20 to 11/15/45, U.S. Treasury Inflation-Indexed Bond,
1.375%, due 02/15/44, U.S. Treasury Inflation-Indexed Notes,
0.125%, due 04/15/17 to 04/15/20 and U.S. Treasury Notes,
0.750% to 2.750%, due 02/28/18 to 02/15/24. The aggregate
market value of the collateral, including accrued interest, was
$306,000,014.

Repurchase Agreements(c) – (continued)
Bank of Montreal – (continued)
$250,000,000	0.350	%(b)(d)	03/07/16	$250,000,000
Maturity Value: $250,218,750
Settlement Date: 02/17/16

Collateralized by U.S. Treasury Bonds, 3.875% to 4.750%, due
02/15/37 to 08/15/40, U.S. Treasury Inflation-Indexed Bond,
1.375%, due 02/15/44, and U.S. Treasury Notes, 0.625% to
3.125%, due 11/30/17 to 08/15/24. The aggregate market value of the collateral, including accrued interest, was $255,000,095.

250,000,000	0.350	(b)(d)	03/07/16	250,000,000
Maturity Value: $250,221,180
Settlement Date: 02/18/16

Collateralized by U.S. Treasury Bonds, 2.500% to 3.625%, due
02/15/43 to 02/15/46, U.S. Treasury Inflation-Indexed Notes,
0.125%, due 04/15/16 to 04/15/20 and U.S. Treasury Notes,
1.375% to 3.625%, due 03/31/18 to 11/15/25. The aggregate
market value of the collateral, including accrued interest, was
$255,000,096.

Bank of Nova Scotia (The)
750,000,000	0.330	(b)(d)	03/07/16	750,000,000
Maturity Value: $750,474,377
Settlement Date: 01/07/16

Collateralized by U.S. Treasury Bills, 0.000%, due 05/26/16 to
08/18/16, U.S. Treasury Bonds, 3.000% to 7.500%, due
11/15/24 to 05/15/45, U.S. Treasury Inflation-Indexed Bonds,
0.625% to 3.875%, due 01/15/28 to 02/15/45, U.S. Treasury
Inflation-Indexed Notes, 0.125% to 2.625%, due 04/15/16 to
01/15/24 and U.S. Treasury Notes, 0.500% to 4.250%, due
06/30/16 to 11/15/25. The aggregate market value of the
collateral, including accrued interest, was $765,378,697.

500,000,000	0.400	(b)(d)	03/07/16	500,000,000
Maturity Value: $501,481,476
Settlement Date: 12/14/15

Collateralized by U.S. Treasury Bills, 0.000%, due 03/31/16 to
09/15/16, U.S. Treasury Bonds, 3.000% to 8.875%, due
05/15/16 to 05/15/45, U.S. Treasury Inflation-Indexed Bonds,
0.750% to 3.875%, due 01/15/27 to 02/15/45, U.S. Treasury
Inflation-Indexed Notes, 0.125% to 2.375%, due 04/15/16 to
07/15/21 and U.S. Treasury Notes, 0.375% to 3.250%, due
03/31/16 to 02/15/26. The aggregate market value of the
collateral, including accrued interest, was $510,079,244.

BNP Paribas
1,000,000,000	0.300		03/01/16	1,000,000,000
Maturity Value: $1,000,008,333

Collateralized by U.S. Treasury Bill, 0.000%, due 03/31/16, U.S.
Treasury Bonds, 2.500% to 7.500%, due 11/15/16 to 02/15/45,
U.S. Treasury Inflation-Indexed Bond, 1.375%, due 02/15/44,
U.S. Treasury Inflation-Indexed Note, 0.125%, due 01/15/22,
U.S. Treasury Interest-Only Stripped Securities, 0.000%, due
11/15/26 to 02/15/35, U.S. Treasury Notes, 1.500% to 3.125%,
due 05/31/20 to 07/31/22 and U.S. Treasury Principal-Only
Stripped Securities, 0.000%, due 08/15/28 to 02/15/43. The
aggregate market value of the collateral, including accrued
interest, was $1,020,000,012.

46	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
BNP Paribas – (continued)
$700,000,000	0.320	%(b)(d)	03/01/16	$700,000,000
Maturity Value: $700,149,334
Settlement Date: 02/23/16

Collateralized by U.S. Treasury Bonds, 4.500% to 8.125%, due
05/15/21 to 08/15/39, U.S. Treasury Inflation-Indexed Bonds,
1.375% to 3.875%, due 04/15/29 to 02/15/44, U.S. Treasury
Inflation-Indexed Note, 0.125%, due 01/15/22, U.S. Treasury
Interest-Only Stripped Securities, 0.000%, due 02/15/26 to
05/15/33 and U.S. Treasury Notes, 0.375% to 3.875%, due
03/15/16 to 10/31/21. The aggregate market value of the
collateral, including accrued interest, was $714,000,081.

Joint Repurchase Agreement Account I
1,038,500,000	0.300		03/01/16	1,038,500,000
Maturity Value: $1,038,508,654

JPMorgan Securities LLC
38,600,000	0.300		03/01/16	38,600,000
Maturity Value: $38,600,322
Collateralized by U.S. Treasury Notes, 2.000%, due 07/31/20 to 11/30/22. The aggregate market value of the collateral, including accrued interest, was $39,375,410.
500,000,000	0.280	(b)(d)	03/07/16	500,000,000
Maturity Value: $501,458,338
Settlement Date: 03/02/15

Collateralized by U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 11/15/35 to 05/15/44, U.S. Treasury Notes,
2.500%, due 08/15/23 to 05/15/24 and U.S. Treasury Principal-
Only Stripped Securities, 0.000%, due 08/15/21 to 11/15/45.
The aggregate market value of the collateral, including accrued interest, was $510,002,771.

Merrill Lynch, Pierce, Fenner & Smith, Inc.
106,800,000	0.300		03/01/16	106,800,000
Maturity Value: $106,800,890

Collateralized by U.S. Treasury Inflation-Indexed Note, 0.125%,
due 07/15/22 and U.S. Treasury Note, 1.750%, due 12/31/20.
The aggregate market value of the collateral, including accrued interest, was $108,936,083.

Societe Generale
127,300,000	0.320		03/01/16	127,300,000
Maturity Value: $127,301,132

Collateralized by U.S. Treasury Inflation-Indexed Note, 0.125%,
due 04/15/16, U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 08/15/28 to 11/15/29, U.S. Treasury Note,
2.125%, due 06/30/21 and U.S. Treasury Principal-Only
Stripped Securities, 0.000%, due 08/15/27 to 08/15/41. The
aggregate market value of the collateral, including accrued
interest, was $129,845,999.

Repurchase Agreements(c) – (continued)
Societe Generale – (continued)
$250,000,000	0.340	%(b)(d)	03/07/16	$250,000,000
Maturity Value: $250,082,639
Settlement Date: 02/12/16

Collateralized by U.S. Treasury Bonds, 3.625% to 3.750%, due
08/15/43 to 02/15/44, U.S. Treasury Inflation-Indexed Note,
0.375%, due 07/15/25, U.S. Treasury Interest-Only Stripped
Security, 0.000%, due 05/15/21 and U.S. Treasury Note,
1.125%, due 02/28/21. The aggregate market value of the
collateral, including accrued interest, was $255,000,000.

250,000,000	0.350	(b)(d)	03/07/16	250,000,000
Maturity Value: $250,085,069
Settlement Date: 02/04/16

Collateralized by U.S. Treasury Bill, 0.000%, due 05/26/16, U.S.
Treasury Bonds, 6.250% to 8.750%, due 05/15/20 to 05/15/30
and U.S. Treasury Notes, 1.125% to 2.625%, due 10/31/19 to
11/30/22. The aggregate market value of the collateral,
including accrued interest, was $255,000,073.

500,000,000	0.350	(b)(d)	03/07/16	500,000,000
Maturity Value: $500,160,416
Settlement Date: 02/03/16

Collateralized by U.S. Treasury Bonds, 3.625% to 6.250, due
05/15/30 to 02/15/44, U.S. Treasury Inflation-Indexed Notes,
0.125% to 1.125%, due 04/15/19 to 01/15/21, U.S. Treasury
Notes, 1.125% to 2.375%, due 06/30/18 to 11/30/22 and U.S.
Treasury Principal-Only Stripped Security, 0.000%, due
08/15/41. The aggregate market value of the collateral,
including accrued interest, was $510,000,023.

250,000,000	0.370	(b)(d)	03/07/16	250,000,000
Maturity Value: $250,154,167
Settlement Date: 02/12/16

Collateralized by U.S. Treasury Bond, 8.750%, due 08/15/20,
U.S. Treasury Inflation-Indexed Notes, 0.125% to 2.500%, due
07/15/16 to 01/15/22, U.S. Treasury Notes, 0.625% to 2.125%,
due 12/31/16 to 08/15/25 and U.S. Treasury Principal-Only
Stripped Security, 0.000%, due 08/15/41. The aggregate market value of the collateral, including accrued interest, was
$255,000,005.

Wells Fargo Securities LLC
325,000,000	0.390	(e)	04/12/16	325,000,000
Maturity Value: $325,316,875
Settlement Date: 01/13/16
Collateralized by U.S. Treasury Notes, 1.000% to 1.750%, due 05/31/16 to 08/31/20. The aggregate market value of the collateral, including accrued interest, was $331,500,052.

TOTAL REPURCHASE AGREEMENTS				$7,136,200,000

TOTAL INVESTMENTS – 101.5%				$15,165,575,330

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.5)%				(227,315,289)

NET ASSETS – 100.0%				$14,938,260,041

The accompanying notes are an integral part of these financial statements.	47

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Schedule of Investments (continued)

February 29, 2016 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	All or a portion represents a forward commitment.
(b)	Variable or floating rate security. Interest rate disclosed is that which is in effect at February 29, 2016.
(c)	Unless noted, all repurchase agreements were entered into on February 29, 2016. Additional information on Joint Repurchase Agreement Account I appears on page 50.
(d)	The instrument is subject to a demand feature.
(e)	Securities have been determined to be illiquid by the Investment Adviser. At February 29, 2016, these securities amounted to $325,000,000 or approximately 2.2% of net assets.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

48	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Schedule of Investments

February 29, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – 64.2%
United States Treasury Bills
$621,500,000	0.290%		03/24/16	$621,386,835
202,500,000	0.464		08/25/16	202,046,991
247,500,000	0.481	(a)	09/01/16	246,899,399
United States Treasury Bond
354,500,000	7.250		05/15/16	359,514,533
United States Treasury Floating Rate Notes
436,000,000	0.389	(b)	04/30/16	436,032,807
313,000,000	0.390	(b)	07/31/16	313,055,029
335,000,000	0.373	(b)	10/31/16	335,029,447
750,000,000	0.397	(b)	07/31/17	749,537,449
148,500,000	0.488	(b)	10/31/17	148,367,883
United States Treasury Notes
312,000,000	0.375		03/15/16	312,009,997
27,500,000	0.375		03/31/16	27,499,813
383,000,000	2.250		03/31/16	383,622,413
20,000,000	2.375	(a)	03/31/16	20,033,594
11,000,000	0.375		04/30/16	10,998,366
37,000,000	2.000		04/30/16	37,095,595
92,900,000	0.250		05/15/16	92,862,111
182,600,000	5.125		05/15/16	184,363,000
3,000,000	3.250		05/31/16	3,020,051
193,500,000	0.500		06/15/16	193,579,933
187,400,000	0.625		07/15/16	187,502,616
22,500,000	0.500		07/31/16	22,495,301
102,000,000	1.500		07/31/16	102,436,170
429,920,000	3.250		07/31/16	434,672,754
168,500,000	0.625		08/15/16	168,591,483
320,600,000	4.875		08/15/16	326,837,956
30,000,000	0.500		08/31/16	29,972,805
231,500,000	1.000		08/31/16	231,942,558
415,500,000	3.000		08/31/16	420,423,510
271,000,000	0.875		09/15/16	271,489,946
54,000,000	1.000		09/30/16	54,166,853
99,750,000	3.000		09/30/16	101,164,392
79,500,000	4.625		11/15/16	81,663,580

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$7,110,315,170

Repurchase Agreements(c) – 36.2%
Federal Reserve Bank of New York
$4,000,000,000	0.250%		03/01/16	$4,000,000,000
Maturity Value: $4,000,027,778

Collateralized by U.S. Treasury Bonds, 3.625% to 6.125%, due
11/15/28 to 08/15/43 and U.S. Treasury Notes, 1.125% to
2.750%, due 12/31/18 to 07/31/20. The aggregate market value of the collateral, including accrued interest, was
$4,000,027,842.

TOTAL INVESTMENTS – 100.4%				$11,110,315,170

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%				(48,917,407)

NET ASSETS – 100.0%				$11,061,397,763

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	All or a portion represents a forward commitment.
(b)	Variable or floating rate security. Interest rate disclosed is that which is in effect at February 29, 2016.
(c)	Unless noted, all repurchase agreements were entered into on February 29, 2016.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Schedule of Investments

February 29, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT I — At February 29, 2016, certain Funds had undivided interests in the Joint Repurchase Agreement Account I with a maturity date of March 1, 2016, as follows:

Fund	Principal Amount	Maturity Value	Collateral Value Allocation
Government	$3,094,300,000	$3,094,325,786	$3,156,188,795
Money Market	966,100,000	966,108,051	985,422,873
Prime Obligations	510,100,000	510,104,251	520,302,461
Tax-Exempt California	2,500,000	2,500,021	2,550,002
Tax-Exempt New York	1,300,000	1,300,011	1,326,001
Treasury Obligations	1,038,500,000	1,038,508,654	1,059,270,938

REPURCHASE AGREEMENTS — At February 29, 2016, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account I were as follows:

Counterparty	Interest Rate	Government	Money Market	Prime Obligations	Tax-Exempt California	Tax-Exempt New York	Treasury Obligations
BNP Paribas Securities Corp.	0.300%	$1,378,233,680	$430,311,075	$227,203,891	$1,113,526	$579,034	$462,558,794
Citigroup Global Markets, Inc.	0.300	357,127,911	111,502,205	58,873,072	288,537	150,039	119,858,235
Credit Agricole Corporate and Investment Bank	0.300	826,940,208	258,186,645	136,322,335	668,116	347,420	277,535,276
Credit Suisse Securities (USA) LLC	0.300	275,646,736	86,062,215	45,440,778	222,705	115,807	92,511,759
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.300	256,351,465	80,037,860	42,259,924	207,116	107,700	86,035,936
TOTAL		$3,094,300,000	$966,100,000	$510,100,000	$2,500,000	$1,300,000	$1,038,500,000

At February 29, 2016, the Joint Repurchase Agreement Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
U.S. Treasury Bonds	2.500 to 9.125%	05/15/17 to 05/15/45
U.S. Treasury Floating Rate Notes	0.394 to 0.493	04/30/16 to 10/31/17
U.S. Treasury Inflation-Indexed Bond	2.375	01/15/27
U.S. Treasury Inflation-Indexed Notes	0.125 to 2.500	07/15/16 to 01/15/25
U.S. Treasury Interest-Only Stripped Securities	0.000	02/15/17 to 02/15/45
U.S. Treasury Notes	0.375 to 4.875	03/31/16 to 11/15/25
U.S. Treasury Principal-Only Stripped Securities	0.000	05/15/17 to 08/15/44

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT III — At February 29, 2016, certain Funds had undivided interests in the Joint Repurchase Agreement Account III with a maturity date of March 1, 2016, as follows:

Fund	Principal Amount	Maturity Value	Collateral Value Allocation
Government	$2,831,400,000	$2,831,425,209	$2,909,724,155
Money Market	1,000,000,000	1,000,008,903	1,027,662,695
Prime Obligations	750,000,000	750,006,678	770,747,021

REPURCHASE AGREEMENTS — At February 29, 2016, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Government	Money Market	Prime Obligations
ABN Amro Bank N.V.	0.320%	$303,798,283	$107,296,137	$80,472,103
Bank of America, N.A.	0.320	303,798,283	107,296,137	80,472,103
BNP Paribas Securities Corp.	0.310	461,773,390	163,090,129	122,317,597
Citigroup Global Markets, Inc.	0.320	121,519,313	42,918,455	32,188,841
Credit Agricole Corporate and Investment Bank	0.320	607,596,567	214,592,275	160,944,206
TD Securities (USA) LLC	0.320	425,317,597	150,214,592	112,660,944
Wells Fargo Securities LLC	0.330	607,596,567	214,592,275	160,944,206
TOTAL		$2,831,400,000	$1,000,000,000	$750,000,000

At February 29, 2016, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	1.000 to 9.500%	07/28/17 to 02/01/46
Federal National Mortgage Association	1.125 to 8.000	06/01/16 to 03/01/46
Government National Mortgage Association	2.000 to 8.500	01/15/22 to 01/20/46
Tennessee Valley Authority	5.250	09/15/39
U.S. Treasury Inflation-Indexed Bonds	0.750 to 2.000	01/15/26 to 02/15/45
U.S. Treasury Interest-Only Stripped Securities	0.000	05/15/28 to 02/15/35
U.S. Treasury Notes	0.625 to 4.750	08/31/16 to 08/15/25

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Assets and Liabilities

February 29, 2016 (Unaudited)

	Federal Instruments Fund	Government Fund	Money Market Fund
Assets:
Investments based on amortized cost	$685,993,992	$24,602,192,227	$36,908,344,482
Repurchase agreements based on amortized cost	—	22,617,500,000	9,453,650,000
Cash	5,852,634	8,762,464	—
Receivables:
Interest	1,040,854	31,153,764	21,569,893
Reimbursement from investment advisor	36,903	—	—
Deferred offering cost	180,095	—	—
Investments sold	—	198,549,928	—
Fund shares sold	—	963,101	7,824,591
Other assets	—	121,304	17,273
Total assets	693,104,478	47,459,242,788	46,391,406,239

Liabilities:
Due to custodian	—	—	669,293
Payables:
Investments purchased	6,831,494	1,295,197,091	337,651,456
Management fees	101,145	5,240,597	5,603,411
Distribution and Service fees and Transfer Agency fees	5,626	330,290	352,601
Accrued offering costs	3,204	—	—
Dividend distribution	979	2,825,910	5,665,366
Fund shares redeemed	—	157,012	3,369,322
Accrued expenses	77,119	927,083	237,680
Total liabilities	7,019,567	1,304,677,983	353,549,129

Net Assets:
Paid-in capital	686,082,491	46,154,485,968	46,037,768,631
Undistributed (distributions in excess of) net investment income (loss)	—	(54,878)	53,525
Accumulated net realized gain (loss) from investments	2,420	133,715	34,954
NET ASSETS	$686,084,911	$46,154,564,805	$46,037,857,110
Net asset value, offering and redemption price per share	$1.00	$1.00	$1.00
Net Assets:
FST Institutional Shares	$630,087,346	$41,590,799,911	$42,909,776,571
FST Select Shares	50,017	182,830,673	2,349,107,173
FST Preferred Shares	50,009	93,336,142	63,853,582
FST Capital Shares	50,004	1,188,130,115	323,127,584
FST Administration Shares	34,740,904	2,732,149,184	354,156,414
FST Premier Shares	50,002	1,000	1,000
FST Service Shares	21,006,628	344,376,765	25,953,150
Class A Shares	—	10,000	—
Class C Shares	—	10,000	—
FST Resource Shares	—	22,906,059	1,000
FST Cash Management Shares	50,001	4,947	11,880,636
Class R6 Shares	—	10,009	—
Total Net Assets	$686,084,911	$46,154,564,805	$46,037,857,110
Shares outstanding $0.001 par value (unlimited number of shares authorized):
FST Institutional Shares	630,085,123	41,590,723,946	42,909,685,991
FST Select Shares	50,017	182,830,339	2,349,102,214
FST Preferred Shares	50,009	93,335,971	63,853,447
FST Capital Shares	50,004	1,188,127,945	323,126,903
FST Administration Shares	34,740,782	2,732,144,194	354,155,666
FST Premier Shares	50,001	1,000	1,000
FST Service Shares	21,006,554	344,376,136	25,953,094
Class A Shares	—	10,000	—
Class C Shares	—	10,000	—
FST Resource Shares	—	22,906,017	1,000
FST Cash Management Shares	50,001	4,947	11,880,611
Class R6 Shares	—	10,009	—

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Prime Obligations Fund	Tax-Exempt California Fund	Tax-Exempt New York Fund	Tax-Free Money Market Fund	Treasury Instruments Fund	Treasury Obligations Fund	Treasury Solutions Fund

$13,468,547,778	$182,480,626	$93,465,990	$4,426,982,290	$54,780,869,640	$8,029,375,330	$7,110,315,170
2,695,100,000	2,500,000	1,300,000	—	—	7,136,200,000	4,000,000,000
23,448,718	83,864	61,421	—	131,908,759	2,197,750	25,894

6,370,630	17,041	30,076	4,648,250	69,115,885	22,528,032	21,748,165
—	81,136	81,407	—	—	—	—
—	—	—	—	—	—	—
—	—	—	231,919,693	325,962,768	62,358,646	198,626,661
1,344,384	—	—	180,529	11,241,652	838,824	12,478
—	—	—	340,606	6,143	—	25,467
16,194,811,510	185,162,667	94,938,894	4,664,071,368	55,319,104,847	15,253,498,582	11,330,753,835

—	—	—	1,145,061	—	—	—

103,319,998	—	—	311,392,589	1,324,614,314	311,741,666	267,131,559
1,916,054	—	—	273,201	6,976,109	2,059,398	1,559,527
134,243	—	—	—	387,529	114,401	109,177
—	—	—	—	—	—	—
2,735,435	53	28	6,001	2,958,769	871,697	499,801
574,275	—	—	61,687	1,739,063	878	—
673,973	44,149	41,451	59,192	469,445	450,501	56,008
109,353,978	44,202	41,479	312,937,731	1,337,145,229	315,238,541	269,356,072

16,085,550,566	185,108,957	94,897,083	4,350,671,153	53,980,974,951	14,938,360,556	11,061,031,426
(50,056)	—	332	(29)	(44,020)	(36,827)	(60,193)
(42,978)	9,508	—	462,513	1,028,687	(63,688)	426,530
$16,085,457,532	$185,118,465	$94,897,415	$4,351,133,637	$53,981,959,618	$14,938,260,041	$11,061,397,763
$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

$13,198,314,427	$185,115,661	$94,895,570	$3,934,719,406	$51,216,501,947	$11,691,239,536	$10,232,875,239
94,780,297	—	—	195,911,400	12,341,197	172,038,223	11,239,001
269,511,759	—	—	3,073,399	40,313,809	175,288,731	54,596,889
166,497,073	—	—	47,932,882	408,730,421	366,162,465	75,909,171
1,700,224,608	10	10	101,470,141	2,210,189,969	1,641,338,820	247,224,991
1,001	—	—	1,000	51,992	1,000	1,004
566,990,224	1,757	800	61,472,201	93,828,283	892,189,266	284,030,500
—	—	—	—	—	—	—
22,185,669	—	—	—	—	—	—
66,951,474	—	—	6,552,208	1,000	1,000	1,000
1,000	1,037	1,035	1,000	1,000	1,000	155,519,968
—	—	—	—	—	—	—
$16,085,457,532	$185,118,465	$94,897,415	$4,351,133,637	$53,981,959,618	$14,938,260,041	$11,061,397,763

13,198,553,382	185,060,567	94,889,707	3,934,255,107	51,215,570,135	11,691,318,202	10,232,536,344
94,782,010	—	—	195,888,282	12,340,973	172,039,381	11,238,629
269,516,630	—	—	3,073,036	40,313,075	175,289,911	54,595,081
166,500,082	—	—	47,927,225	408,722,983	366,164,929	75,906,656
1,700,255,336	10	10	101,458,167	2,210,149,746	1,641,349,865	247,216,803
1,001	—	—	1,000	51,990	1,000	1,004
567,000,471	1,756	799	61,464,948	93,826,576	892,195,270	284,021,092
—	—	—	—	—	—	—
22,186,070	—	—	—	—	—	—
66,952,684	—	—	6,551,434	1,000	1,000	1,000
1,000	1,036	1,035	1,000	1,000	1,000	155,514,817
—	—	—	—	—	—	—

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Operations

For the Six Months or Period Ended February 29, 2016 (Unaudited)

	Federal Instruments Fund*	Government Fund	Money Market Fund
Investment income:
Interest income	$407,127	$50,897,948	$83,323,385
Total investment income	407,127	50,897,948	83,323,385

Expenses:
Fund-Level Expenses:
Management fees	230,766	35,623,539	41,728,943
Transfer Agency fees	11,257	1,737,734	2,035,558
Custody, accounting and administrative services	20,510	513,837	622,266
Printing and mailing fees	24,465	63,197	110,887
Registration fees	842	93,505	87,563
Trustee fees	7,212	53,613	55,769
Professional fees	29,701	153,417	47,143
Amortization of offering costs	92,638	—	—
Organization costs	12,000	—	—
Other	3,934	123,076	112,135
Subtotal	433,325	38,361,918	44,800,264
Class Specific Expenses:
FST Administration Share fees	22,880	3,048,311	487,871
FST Select Share fees	5	31,838	357,806
FST Capital Share fees	25	976,690	226,103
FST Service Share fees	42,183	996,918	75,912
FST Preferred Share fees	17	89,401	51,775
FST Cash Management Share fees	84	11	22,110
FST Premier Share fees	59	2	2
FST Resource Share fees	—	25,257	2
Class C Share fees	—	—	—
Distribution fees — FST Cash Management Shares	51	7	13,266
Distribution fees — FST Resource Share fees	—	7,577	1
Distribution and Service fees — Class C Shares(a)	—	—	—
Total expenses	498,629	43,537,930	46,035,112
Less — expense reductions	(245,158)	(10,759,930)	(9,360,757)
Net expenses	253,471	32,778,000	36,674,355
NET INVESTMENT INCOME	$153,656	$18,119,948	$46,649,030
Net realized gain from investment transactions	9,248	948,123	1,347,355
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$162,904	$19,068,071	$47,996,385

*	Commenced operations on October 30, 2015.
(a)	Class C Shares of the Government Fund commenced operations on February 29, 2016.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Prime Obligations Fund	Tax-Exempt California Fund	Tax-Exempt New York Fund	Tax-Free Money Market Fund	Treasury Instruments Fund	Treasury Obligations Fund	Treasury Solutions Fund

$24,810,477	$47,779	$26,927	$2,281,209	$45,487,212	$18,645,894	$12,268,243
24,810,477	47,779	26,927	2,281,209	45,487,212	18,645,894	12,268,243

13,503,077	378,460	162,654	5,387,182	38,580,343	15,378,873	11,415,741
658,687	10,813	4,648	262,789	1,881,968	750,189	556,865
221,352	62,865	48,257	85,022	559,236	221,154	176,676
75,099	13,642	12,851	45,021	150,963	32,243	67,750
107,849	14,920	15,629	70,469	103,959	75,084	83,980
49,819	11,581	11,417	19,747	59,116	38,893	19,704
52,673	61,323	64,737	47,046	44,630	41,558	43,864
—	—	—	—	—	—	—
—	—	—	—	—	—	—
81,245	3,093	4,160	31,103	102,650	76,906	57,324
14,749,801	556,697	324,353	5,948,379	41,482,865	16,614,900	12,421,904

2,311,042	—	—	135,210	2,826,329	1,936,522	381,589
13,057	—	—	29,825	4,165	26,751	1,507
108,203	—	—	28,053	302,206	351,246	61,656
1,959,897	3	2	151,931	481,554	2,292,884	788,358
147,537	—	—	2,682	19,120	73,302	25,072
2	2	2	2	3	3	393,493
2	—	—	2	94	2	2
166,121	—	—	19,822	2	2	2
26,013	—	—	—	—	—	—
2	3	3	1	1	1	236,096
49,836	—	—	5,947	1	1	1
78,039	—	—	—	—	—	—
19,609,552	556,705	324,360	6,321,854	45,116,340	21,295,614	14,309,680
(5,357,055)	(515,514)	(300,268)	(4,200,888)	(12,807,548)	(7,197,074)	(4,801,310)
14,252,497	41,191	24,092	2,120,966	32,308,792	14,098,540	9,508,370
$10,557,980	$6,588	$2,835	$160,243	$13,178,420	$4,547,354	$2,759,873
561,010	9,508	5,348	612,863	1,662,546	335,557	1,001,731
$11,118,990	$16,096	$8,183	$773,106	$14,840,966	$4,882,911	$3,761,604

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets

	Federal Instruments Fund	Government Fund
	For the Period Ended February 29, 2016* (Unaudited)	For the Six Months Ended February 29, 2016 (Unaudited)	For the Fiscal Year Ended August 31, 2015
From operations:
Net investment income	$153,656	$18,119,948	$1,853,229
Net realized gain from investment transactions	9,248	948,123	213,860
Net increase in net assets resulting from operations	162,904	19,068,071	2,067,089

Distributions to shareholders:
From net investment income:
FST Institutional Shares	(153,296)	(17,820,447)	(1,681,325)
FST Select Shares	(16)	(83,335)	(8,935)
FST Preferred Shares	(8)	(25,087)	(13,575)
FST Capital Shares	(4)	(171,258)	(65,269)
FST Administration Shares	(137)	(17,070)	(110,899)
FST Premier Shares	(1)	(2)	(4)
FST Service Shares	(193)	(2,750)	(22,618)
FST Class B Shares(a)	—	—	—
Class C Shares(b)	—	—	—
FST Resource Shares	—	—	(4)
FST Cash Management Shares	(1)	(2)	(4)
Class R6 Shares(c)	—	(4)	—
From net realized gains:
FST Institutional Shares	(6,079)	(767,424)	(198,474)
FST Select Shares	(1)	(4,853)	(1,078)
FST Preferred Shares	(1)	(3,772)	(1,703)
FST Capital Shares	(1)	(30,759)	(7,833)
FST Administration Shares	(422)	(59,550)	(13,609)
FST Premier Shares	(1)	—	—
FST Service Shares	(322)	(9,202)	(2,925)
FST Class B Shares(a)	—	—	—
Class C Shares(b)	—	—	—
FST Resource Shares	—	(321)	—
FST Cash Management Shares	(1)	—	—
Total distributions to shareholders	(160,484)	(18,995,836)	(2,128,255)

From share transactions (at $1.00 per share):
Proceeds from sales of shares	858,453,253	150,994,643,497	222,389,573,754
Reinvestment of distributions	157,549	11,397,664	1,134,005
Cost of shares redeemed	(172,528,311)	(138,619,747,402)	(214,488,774,251)
Net increase (decrease) in net assets resulting from share transactions	686,082,491	12,386,293,759	7,901,933,508
NET INCREASE (DECREASE)	686,084,911	12,386,365,994	7,901,872,342

Net assets:
Beginning of period	—	33,768,198,811	25,866,326,469
End of period	$686,084,911	$46,154,564,805	$33,768,198,811
Undistributed (distributions in excess of) net investment income	$—	$(54,878)	$(54,871)

*	Commenced operations on October 30, 2015.
(a)	FST Class B Shares were converted to FST Service Shares at the close of business on November 14, 2014.
(b)	Class C Shares of the Government Fund commenced operations on February 29, 2016.
(c)	Class R6 Shares of the Government Fund commenced operations on December 29, 2015.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Money Market Fund		Prime Obligations Fund		Tax-Exempt California Fund
For the Six Months Ended February 29, 2016 (Unaudited)	For the Fiscal Year Ended August 31, 2015	For the Six Months Ended February 29, 2016 (Unaudited)	For the Fiscal Year Ended August 31, 2015	For the Six Months Ended February 29, 2016 (Unaudited)	For the Fiscal Year Ended August 31, 2015

$46,649,030	$26,556,245	$10,557,980	$3,209,594	$6,588	$17,287
1,347,355	220,120	561,010	480,029	9,508	68,045
47,996,385	26,776,365	11,118,990	3,689,623	16,096	85,332

(43,923,994)	(25,863,072)	(9,978,334)	(3,005,896)	(6,582)	(17,244)
(2,446,950)	(672,879)	(70,776)	(10,291)	—	—
(58,468)	(6,130)	(130,811)	(18,929)	—	—
(143,834)	(3,247)	(59,483)	(5,821)	—	—
(76,160)	(10,127)	(314,702)	(106,970)	(2)	(36)
(2)	(4)	(2)	(4)	—	—
—	(662)	(3,320)	(55,460)	(2)	(4)
—	—	—	(57)	—	—
—	—	(152)	(1,269)	—	—
(2)	(4)	(398)	(4,894)	—	—
—	(120)	(2)	(3)	(2)	(3)
—	—	—	—	—	—

(1,181,681)	(178,573)	(437,203)	(359,963)	(18,905)	—
(75,122)	(7,341)	(3,850)	(4,013)	—	—
(3,390)	(670)	(12,789)	(13,198)	—	—
(9,417)	(761)	(6,787)	(3,383)	—	—
(12,662)	(1,968)	(86,566)	(57,318)	—	—
—	—	—	—	—	—
(675)	(118)	(37,432)	(30,756)	—	—
—	—	—	(6)	—	—
—	—	(930)	(697)	—	—
—	—	(3,062)	(2,617)	—	—
(198)	(30)	—	—	—	—
(47,932,555)	(26,745,706)	(11,146,599)	(3,681,545)	(25,493)	(17,287)

222,116,982,281	420,663,619,405	59,779,073,888	94,447,494,094	289,216,151	768,196,899
27,270,342	13,420,300	3,382,407	1,206,891	25,203	17,094
(211,548,814,713)	(412,692,587,409)	(56,196,895,439)	(95,868,232,603)	(362,387,096)	(766,011,976)
10,595,437,910	7,984,452,296	3,585,560,856	(1,419,531,618)	(73,145,742)	2,202,017
10,595,501,740	7,984,482,955	3,585,533,247	(1,419,523,540)	(73,155,139)	2,270,062

35,442,355,370	27,457,872,415	12,499,924,285	13,919,447,825	258,273,604	256,003,542
$46,037,857,110	$35,442,355,370	$16,085,457,532	$12,499,924,285	$185,118,465	$258,273,604
$53,525	$53,905	$(50,056)	$(50,056)	$—	$—

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets (continued)

	Tax-Exempt New York Fund		Tax-Free Money Market Fund
	For the Six Months Ended February 29, 2016 (Unaudited)	For the Fiscal Year Ended August 31, 2015	For the Six Months Ended February 29, 2016 (Unaudited)	For the Fiscal Year Ended August 31, 2015
From operations:
Net investment income (loss)	$2,835	$6,813	$160,243	$354,873
Net realized gain from investment transactions	5,348	16,809	612,863	1,150,228
Net increase in net assets resulting from operations	8,183	23,622	773,106	1,505,101

Distributions to shareholders:
From net investment income:
FST Institutional Shares	(2,830)	(6,762)	(147,481)	(326,566)
FST Select Shares	—	—	(6,062)	(15,418)
FST Preferred Shares	—	—	(164)	(690)
FST Capital Shares	—	—	(1,140)	(707)
FST Administration Shares	(2)	(44)	(3,298)	(7,007)
FST Premier Shares	—	—	(2)	(39)
FST Service Shares	(2)	(4)	(1,852)	(3,737)
FST Resource Shares	—	—	(242)	(705)
FST Cash Management Shares	(1)	(3)	(2)	(4)
From net realized gains:
FST Institutional Shares	(15,761)	(6,817)	(198,426)	—
FST Select Shares	—	—	(7,632)	—
FST Preferred Shares	—	—	(206)	—
FST Capital Shares	—	—	(1,525)	—
FST Administration Shares	—	(77)	(4,514)	—
FST Premier Shares	—	—	—	—
FST Service Shares	—	—	(2,046)	—
FST Resource Shares	—	—	(320)	—
FST Cash Management Shares	—	—	—	—
Total distributions to shareholders	(18,596)	(13,707)	(374,912)	(354,873)

From share transactions (at $1.00 per share):
Proceeds from sales of shares	131,231,185	339,711,990	8,528,712,726	16,926,979,995
Reinvestment of distributions	18,452	13,528	269,038	244,325
Cost of shares redeemed	(127,204,468)	(374,603,287)	(9,545,288,143)	(17,311,899,566)
Net increase (decrease) in net assets resulting from share transactions	4,045,169	(34,877,769)	(1,016,306,379)	(384,675,246)
NET INCREASE (DECREASE)	4,034,756	(34,867,854)	(1,015,908,185)	(383,525,018)

Net assets:
Beginning of period	90,862,659	125,730,513	5,367,041,822	5,750,566,840
End of period	$94,897,415	$90,862,659	$4,351,133,637	$5,367,041,822
Undistributed (distributions in excess of) net investment income	$332	$332	$(29)	$(29)

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Treasury Instruments Fund		Treasury Obligations Fund		Treasury Solutions Fund
For the Six Months Ended February 29, 2016 (Unaudited)	For the Fiscal Year Ended August 31, 2015	For the Six Months Ended February 29, 2016 (Unaudited)	For the Fiscal Year Ended August 31, 2015	For the Six Months Ended February 29, 2016 (Unaudited)	For the Fiscal Year Ended August 31, 2015

$13,178,420	$(125,222)	$4,547,354	$682,847	$2,759,873	$332,091
1,662,546	354,413	335,557	267,582	1,001,731	906,292
14,840,966	229,191	4,882,911	950,429	3,761,604	1,238,383

(13,180,653)	—	(4,423,549)	(597,842)	(2,816,613)	(302,041)
(3,354)	—	(52,985)	(8,254)	(2,096)	(1,216)
(3,781)	—	(19,305)	(6,077)	(2,804)	(1,438)
(9,999)	—	(34,203)	(13,361)	—	(1,551)
—	—	(11,030)	(60,952)	—	(11,934)
(2)	—	(2)	(13)	(2)	(453)
—	—	(6,276)	(35,362)	—	(12,096)
(2)	—	(2)	(4)	(2)	(4)
(2)	—	(2)	(4)	—	(1,358)

(501,702)	(377,134)	(251,746)	(328,383)	(1,087,600)	(326,157)
(471)	(1,201)	(4,035)	(4,408)	(1,061)	(873)
(464)	(516)	(4,022)	(3,649)	(5,098)	(1,496)
(5,572)	(2,767)	(9,758)	(6,761)	(6,059)	(2,850)
(12,413)	(16,492)	(36,958)	(33,459)	(9,292)	(12,074)
(1)	(16)	—	(3)	—	(20)
(1,058)	(1,685)	(21,809)	(18,908)	(9,599)	(11,591)
—	(4)	—	—	—	—
—	(4)	—	—	(4,792)	(2,512)
(13,719,474)	(399,819)	(4,875,682)	(1,117,440)	(3,945,018)	(689,664)

92,769,921,286	118,520,288,413	45,367,573,389	96,318,556,683	16,938,297,819	22,661,884,182
8,369,381	274,114	2,537,585	549,258	2,701,666	502,101
(75,656,768,270)	(114,605,231,015)	(46,583,839,628)	(96,892,376,337)	(16,982,108,071)	(21,807,387,853)
17,121,522,397	3,915,331,512	(1,213,728,654)	(573,270,396)	(41,108,586)	854,998,430
17,122,643,889	3,915,160,884	(1,213,721,425)	(573,437,407)	(41,292,000)	855,547,149

36,859,315,729	32,944,154,845	16,151,981,466	16,725,418,873	11,102,689,763	10,247,142,614
$53,981,959,618	$36,859,315,729	$14,938,260,041	$16,151,981,466	$11,061,397,763	$11,102,689,763
$(44,020)	$(24,647)	$(36,827)	$(36,827)	$(60,193)	$1,451

The accompanying notes are an integral part of these financial statements.	59

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE PERIOD ENDED FEBRUARY 29, (UNAUDITED)*
2016 - FST Institutional Shares	$1.00	$—	(c)	$—	(c)
2016 - FST Select Shares	1.00	—	(c)	—	(c)
2016 - FST Preferred Shares	1.00	—	(c)	—	(c)
2016 - FST Capital Shares	1.00	—	(c)	—	(c)
2016 - FST Administration Shares	1.00	—	(c)	—	(c)
2016 - FST Premier Shares	1.00	—	(c)	—	(c)
2016 - FST Service Shares	1.00	—	(c)	—	(c)
2016 - FST Cash Management Shares	1.00	—	(c)	—	(c)

*	Commenced operations on October 30, 2015.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005%.
(e)	Annualized.
(f)	Amount is less than 0.005% of average net assets.

60	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Net asset value, end of period	Total return(b)		Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.04%		$630,087	0.20	%(e)	0.37	%(e)	0.16	%(e)
1.00	0.03		50	0.22	(e)	0.40	(e)	0.10	(e)
1.00	0.02		50	0.27	(e)	0.47	(e)	0.05	(e)
1.00	0.01		50	0.30	(e)	0.52	(e)	0.02	(e)
1.00	—	(d)	34,741	0.35	(e)	0.62	(e)	—	(e)(f)
1.00	—	(d)	50	0.31	(e)	0.72	(e)	0.01	(e)
1.00	—	(d)	21,007	0.35	(e)	0.87	(e)	—	(e)(f)
1.00	—	(d)	50	0.31	(e)	1.17	(e)	0.01	(e)

The accompanying notes are an integral part of these financial statements.	61

FINANCIAL SQUARE GOVERNMENT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
	FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
	2016 - FST Institutional Shares	$1.00	$0.001		$(0.001)
	2016 - FST Select Shares	1.00	—	(c)	—	(c)
	2016 - FST Preferred Shares	1.00	—	(c)	—	(c)
	2016 - FST Capital Shares	1.00	—	(c)	—	(c)
	2016 - FST Administration Shares	1.00	—	(c)	—	(c)
	2016 - FST Premier Shares	1.00	—	(c)	—	(c)
	2016 - FST Service Shares	1.00	—	(c)	—	(c)
	2016 - FST Resource Shares	1.00	—	(c)	—	(c)
	2016 - FST Cash Management Shares	1.00	—	(c)	—	(c)
	2016 - Class R6 Shares (Commenced operations on December 29, 2015)	1.00	—	(c)	—	(c)
	2016 - Class A Shares (Commenced operations on February 29, 2016)	1.00	—	(c)	—	(c)
	2016 - Class C Shares (Commenced operations on February 29, 2016)	1.00	—	(c)	—	(c)

‘	FOR THE FISCAL YEARS ENDED AUGUST 31,
	2015 - FST Institutional Shares	1.00	—	(c)	—	(c)
	2015 - FST Select Shares	1.00	—	(c)	—	(c)
	2015 - FST Preferred Shares	1.00	—	(c)	—	(c)
	2015 - FST Capital Shares	1.00	—	(c)	—	(c)
	2015 - FST Administration Shares	1.00	—	(c)	—	(c)
	2015 - FST Premier Shares	1.00	—	(c)	—	(c)
	2015 - FST Service Shares	1.00	—	(c)	—	(c)
	2015 - FST Resource Shares	1.00	—	(c)	—	(c)
	2015 - FST Cash Management Shares	1.00	—	(c)	—	(c)
	2014 - FST Institutional Shares	1.00	—	(c)	—	(c)
	2014 - FST Select Shares	1.00	—	(c)	—	(c)
	2014 - FST Preferred Shares	1.00	—	(c)	—	(c)
	2014 - FST Capital Shares	1.00	—	(c)	—	(c)
	2014 - FST Administration Shares	1.00	—	(c)	—	(c)
	2014 - FST Premier Shares	1.00	—	(c)	—	(c)
	2014 - FST Service Shares	1.00	—	(c)	—	(c)
	2014 - FST Resource Shares	1.00	—	(c)	—	(c)
	2014 - FST Cash Management Shares	1.00	—	(c)	—	(c)
	2013 - FST Institutional Shares	1.00	—	(c)	—	(c)
	2013 - FST Select Shares	1.00	—	(c)	—	(c)
	2013 - FST Preferred Shares	1.00	—	(c)	—	(c)
	2013 - FST Capital Shares	1.00	—	(c)	—	(c)
	2013 - FST Administration Shares	1.00	—	(c)	—	(c)
	2013 - FST Premier Shares	1.00	—	(c)	—	(c)
	2013 - FST Service Shares	1.00	—	(c)	—	(c)
	2013 - FST Resource Shares	1.00	—	(c)	—	(c)
	2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
	2012 - FST Institutional Shares	1.00	—	(c)	—	(c)
	2012 - FST Select Shares	1.00	—	(c)	—	(c)
	2012 - FST Preferred Shares	1.00	—	(c)	—	(c)
	2012 - FST Capital Shares	1.00	—	(c)	—	(c)
	2012 - FST Administration Shares	1.00	—	(c)	—	(c)
	2012 - FST Premier Shares	1.00	—	(c)	—	(c)
	2012 - FST Service Shares	1.00	—	(c)	—	(c)
	2012 - FST Resource Shares	1.00	—	(c)	—	(c)
	2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
	2011 - FST Institutional Shares	1.00	—	(c)	—	(c)
	2011 - FST Select Shares	1.00	—	(c)	—	(c)
	2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
	2011 - FST Capital Shares	1.00	—	(c)	—	(c)
	2011 - FST Administration Shares	1.00	—	(c)	—	(c)
	2011 - FST Premier Shares	1.00	—	(c)	—	(c)
	2011 - FST Service Shares	1.00	—	(c)	—	(c)
	2011 - FST Resource Shares	1.00	—	(c)	—	(c)
	2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)

(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005%.
(e)	Annualized.
(f)	Amount is less than 0.005% of average net assets.

62	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Net asset value, end of period	Total return(b)		Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.06%		$41,590,800	0.18	%(e)	0.23	%(e)	0.12	%(e)
1.00	0.04		182,831	0.21	(e)	0.26	(e)	0.08	(e)
1.00	0.03		93,336	0.23	(e)	0.33	(e)	0.03	(e)
1.00	0.02		1,188,130	0.26	(e)	0.38	(e)	0.03	(e)
1.00	—	(d)	2,732,149	0.30	(e)	0.48	(e)	—	(e)(f)
1.00	—	(d)	1	0.20	(e)	0.58	(e)	0.37	(e)
1.00	—	(d)	344,377	0.28	(e)	0.73	(e)	—	(e)(f)
1.00	—	(d)	22,906	0.39	(e)	0.88	(e)	—	(e)(f)
1.00	—	(d)	5	0.25	(e)	1.03	(e)	0.08	(e)
1.00	0.04		10	0.18	(e)	0.23	(e)	0.21	(e)
1.00	—	(d)	10	0.33	(e)	0.48	(e)	0.04	(e)
1.00	—	(d)	10	0.33	(e)	1.23	(e)	0.04	(e)

1.00	0.01		29,753,210	0.14		0.23		0.01
1.00	0.01		203,098	0.14		0.26		0.01
1.00	0.01		249,542	0.14		0.33		0.01
1.00	0.01		1,174,099	0.14		0.38		0.01
1.00	0.01		1,920,203	0.14		0.48		0.01
1.00	0.01		1	0.14		0.58		0.40
1.00	0.01		468,041	0.14		0.73		0.01
1.00	0.01		1	0.14		0.88		0.40
1.00	0.01		4	0.14		1.03		0.22
1.00	0.01		22,069,515	0.12		0.23		—	(f)
1.00	0.01		101,446	0.12		0.26		—	(f)
1.00	0.01		266,881	0.12		0.33		—	(f)
1.00	0.01		1,113,078	0.12		0.38		—	(f)
1.00	0.01		1,939,309	0.12		0.48		—	(f)
1.00	0.01		1	0.12		0.58		—	(f)
1.00	0.01		376,094	0.12		0.73		—	(f)
1.00	0.01		1	0.12		0.88		0.40
1.00	0.01		1	0.12		1.03		0.40
1.00	0.03		21,751,069	0.18		0.23		0.03
1.00	0.01		145,992	0.20		0.26		0.02
1.00	0.01		305,546	0.21		0.33		—	(f)
1.00	0.01		411,426	0.20		0.38		—	(f)
1.00	0.01		1,983,578	0.20		0.48		—	(f)
1.00	0.01		5,416	0.20		0.58		—	(f)
1.00	0.01		260,856	0.20		0.73		—	(f)
1.00	0.01		1	0.18		0.88		0.40
1.00	0.01		1	0.18		1.03		0.40
1.00	0.03		28,326,048	0.18		0.23		0.03
1.00	0.01		628,155	0.20		0.26		0.01
1.00	0.01		546,452	0.20		0.33		0.01
1.00	0.01		493,427	0.20		0.38		0.01
1.00	0.01		2,382,900	0.20		0.48		0.01
1.00	0.01		5,594	0.21		0.58		0.01
1.00	0.01		374,051	0.20		0.73		0.01
1.00	0.01		1	0.18		0.88		0.40
1.00	0.01		1	0.18		1.03		0.40
1.00	0.04		20,959,643	0.18		0.23		0.04
1.00	0.02		474,953	0.20		0.26		0.03
1.00	0.01		652,225	0.22		0.33		—	(f)
1.00	0.01		815,275	0.22		0.38		—	(f)
1.00	0.01		1,956,642	0.22		0.48		—	(f)
1.00	0.01		1	0.22		0.58		0.28
1.00	0.01		478,866	0.21		0.73		—	(f)
1.00	0.01		1	0.22		0.88		0.28
1.00	0.01		1	0.22		1.03		—	(f)

The accompanying notes are an integral part of these financial statements.	63

FINANCIAL SQUARE MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2016 - FST Institutional Shares	$1.00	$0.001		$(0.001)
2016 - FST Select Shares	1.00	0.001		(0.001)
2016 - FST Preferred Shares	1.00	0.001		(0.001)
2016 - FST Capital Shares	1.00	—	(c)	—	(c)
2016 - FST Administration Shares	1.00	—	(c)	—	(c)
2016 - FST Premier Shares	1.00	—	(c)	—	(c)
2016 - FST Service Shares	1.00	—	(c)	—	(c)
2016 - FST Resource Shares	1.00	—	(c)	—	(c)
2016 - FST Cash Management Shares	1.00	—	(c)	—	(c)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - FST Institutional Shares	1.00	0.001		(0.001)
2015 - FST Select Shares	1.00	0.001		(0.001)
2015 - FST Preferred Shares	1.00	—	(c)	—	(c)
2015 - FST Capital Shares	1.00	—	(c)	—	(c)
2015 - FST Administration Shares	1.00	—	(c)	—	(c)
2015 - FST Premier Shares	1.00	—	(c)	—	(c)
2015 - FST Service Shares	1.00	—	(c)	—	(c)
2015 - FST Resource Shares	1.00	—	(c)	—	(c)
2015 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2014 - FST Institutional Shares	1.00	0.001		(0.001)
2014 - FST Select Shares	1.00	—	(c)	—	(c)
2014 - FST Preferred Shares	1.00	—	(c)	—	(c)
2014 - FST Capital Shares	1.00	—	(c)	—	(c)
2014 - FST Administration Shares	1.00	—	(c)	—	(c)
2014 - FST Premier Shares	1.00	—	(c)	—	(c)
2014 - FST Service Shares	1.00	—	(c)	—	(c)
2014 - FST Resource Shares	1.00	—	(c)	—	(c)
2014 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2013 - FST Institutional Shares	1.00	0.001		(0.001)
2013 - FST Select Shares	1.00	0.001		(0.001)
2013 - FST Preferred Shares	1.00	—	(c)	—	(c)
2013 - FST Capital Shares	1.00	—	(c)	—	(c)
2013 - FST Administration Shares	1.00	—	(c)	—	(c)
2013 - FST Premier Shares	1.00	—	(c)	—	(c)
2013 - FST Service Shares	1.00	—	(c)	—	(c)
2013 - FST Resource Shares	1.00	—	(c)	—	(c)
2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - FST Institutional Shares	1.00	0.002		(0.002)
2012 - FST Select Shares	1.00	0.001		(0.001)
2012 - FST Preferred Shares	1.00	0.001		(0.001)
2012 - FST Capital Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Premier Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Resource Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Institutional Shares	1.00	0.001		(0.001)
2011 - FST Select Shares	1.00	0.001		(0.001)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)

(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005%.
(e)	Annualized.
(f)	Amount is less than 0.005% of average net assets.

64	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Net asset value, end of period	Total return(b)		Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.12%		$42,909,776	0.18	%(e)	0.23	%(e)	0.23	%(e)
1.00	0.10		2,349,107	0.21	(e)	0.26	(e)	0.21	(e)
1.00	0.07		63,854	0.28	(e)	0.33	(e)	0.11	(e)
1.00	0.05		323,128	0.33	(e)	0.38	(e)	0.10	(e)
1.00	0.03		354,156	0.36	(e)	0.48	(e)	0.04	(e)
1.00	0.03		1	0.19	(e)	0.58	(e)	0.37	(e)
1.00	—	(d)	25,953	0.41	(e)	0.73	(e)	—	(e)(f)
1.00	0.03		1	0.19	(e)	0.88	(e)	0.37	(e)
1.00	—	(d)	11,881	0.42	(e)	1.03	(e)	—	(e)(f)

1.00	0.09		32,746,797	0.18		0.23		0.08
1.00	0.06		1,917,216	0.21		0.26		0.06
1.00	0.01		116,846	0.26		0.33		0.01
1.00	0.01		201,440	0.27		0.38		—	(f)
1.00	0.01		430,947	0.26		0.48		—	(f)
1.00	0.01		1	0.18		0.58		0.40
1.00	0.01		21,066	0.26		0.73		—	(f)
1.00	0.01		1	0.18		0.88		0.40
1.00	0.01		8,041	0.28		1.03		—	(f)
1.00	0.06		26,529,130	0.18		0.23		0.06
1.00	0.03		527,470	0.21		0.26		0.03
1.00	0.01		66,193	0.24		0.33		0.01
1.00	0.01		36,709	0.24		0.38		0.01
1.00	0.01		277,404	0.24		0.48		0.01
1.00	0.01		1	0.24		0.58		0.01
1.00	0.01		20,963	0.24		0.73		0.01
1.00	0.01		1	0.18		0.88		0.40
1.00	0.01		1	0.18		1.03		0.40
1.00	0.11		25,047,026	0.18		0.23		0.11
1.00	0.08		178,080	0.21		0.26		0.08
1.00	0.02		44,177	0.27		0.33		0.02
1.00	0.01		44,542	0.28		0.38		—	(f)
1.00	0.01		338,423	0.29		0.48		—	(f)
1.00	0.01		30,335	0.28		0.58		—	(f)
1.00	0.01		40,544	0.28		0.73		—	(f)
1.00	0.01		1	0.18		0.88		0.40
1.00	0.01		1	0.18		1.03		0.40
1.00	0.17		20,278,527	0.18		0.23		0.17
1.00	0.14		151,931	0.21		0.26		0.14
1.00	0.07		34,142	0.28		0.33		0.07
1.00	0.03		31,393	0.33		0.38		0.02
1.00	0.01		400,478	0.35		0.48		0.01
1.00	0.01		28,554	0.35		0.58		0.01
1.00	0.01		24,931	0.34		0.73		0.01
1.00	0.01		1	0.18		0.88		0.40
1.00	0.01		1	0.18		1.03		0.40
1.00	0.14		19,751,293	0.18		0.23		0.14
1.00	0.11		212,150	0.21		0.26		0.10
1.00	0.04		57,885	0.28		0.33		0.04
1.00	0.02		47,555	0.31		0.38		0.01
1.00	0.01		567,818	0.32		0.48		—	(f)
1.00	0.01		10,572	0.29		0.58		—	(f)
1.00	0.01		148,341	0.31		0.73		—	(f)
1.00	0.01		1	0.28		0.88		0.32
1.00	0.01		1	0.40		1.03		(0.07)

The accompanying notes are an integral part of these financial statements.	65

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2016 - FST Institutional Shares	$1.00	$0.001		$(0.001)
2016 - FST Select Shares	1.00	0.001		(0.001)
2016 - FST Preferred Shares	1.00	0.001		(0.001)
2016 - FST Capital Shares	1.00	—	(c)	—	(c)
2016 - FST Administration Shares	1.00	—	(c)	—	(c)
2016 - FST Premier Shares	1.00	—	(c)	—	(c)
2016 - FST Service Shares	1.00	—	(c)	—	(c)
2016 - FST Resource Shares	1.00	—	(c)	—	(c)
2016 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2016 - Class C Shares	1.00	—	(c)	—	(c)

FOR THE FISCAL YEARS ENDED AUGUST 31 ,
2015 - FST Institutional Shares	1.00	—	(c)	—	(c)
2015 - FST Select Shares	1.00	—	(c)	—	(c)
2015 - FST Preferred Shares	1.00	—	(c)	—	(c)
2015 - FST Capital Shares	1.00	—	(c)	—	(c)
2015 - FST Administration Shares	1.00	—	(c)	—	(c)
2015 - FST Premier Shares	1.00	—	(c)	—	(c)
2015 - FST Service Shares	1.00	—	(c)	—	(c)
2015 - FST Resource Shares	1.00	—	(c)	—	(c)
2015 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2015 - Class C Shares	1.00	—	(c)	—	(c)
2014 - FST Institutional Shares	1.00	—	(c)	—	(c)
2014 - FST Select Shares	1.00	—	(c)	—	(c)
2014 - FST Preferred Shares	1.00	—	(c)	—	(c)
2014 - FST Capital Shares	1.00	—	(c)	—	(c)
2014 - FST Administration Shares	1.00	—	(c)	—	(c)
2014 - FST Premier Shares	1.00	—	(c)	—	(c)
2014 - FST Service Shares	1.00	—	(c)	—	(c)
2014 - FST Resource Shares	1.00	—	(c)	—	(c)
2014 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2014 - Class C Shares	1.00	—	(c)	—	(c)
2013 - FST Institutional Shares	1.00	0.001		(0.001)
2013 - FST Select Shares	1.00	—	(c)	—	(c)
2013 - FST Preferred Shares	1.00	—	(c)	—	(c)
2013 - FST Capital Shares	1.00	—	(c)	—	(c)
2013 - FST Administration Shares	1.00	—	(c)	—	(c)
2013 - FST Premier Shares	1.00	—	(c)	—	(c)
2013 - FST Service Shares	1.00	—	(c)	—	(c)
2013 - FST Resource Shares	1.00	—	(c)	—	(c)
2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2013 - Class C Shares	1.00	—	(c)	—	(c)
2012 - FST Institutional Shares	1.00	0.001		(0.001)
2012 - FST Select Shares	1.00	0.001		(0.001)
2012 - FST Preferred Shares	1.00	—	(c)	—	(c)
2012 - FST Capital Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Premier Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Resource Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - Class C Shares	1.00	—	(c)	—	(c)
2011 - FST Institutional Shares	1.00	0.001		(0.001)
2011 - FST Select Shares	1.00	0.001		(0.001)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - Class C Shares	1.00	—	(c)	—	(c)

(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Annualized.
(e)	Amount is less than 0.005% of average net assets.

66	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Net asset value, end of period	Total return(b)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.10%	$13,198,314	0.18	%(d)	0.23	%(d)	0.20	%(d)
1.00	0.08	94,780	0.21	(d)	0.26	(d)	0.16	(d)
1.00	0.05	269,512	0.27	(d)	0.33	(d)	0.09	(d)
1.00	0.04	166,497	0.30	(d)	0.38	(d)	0.08	(d)
1.00	0.02	1,700,225	0.34	(d)	0.48	(d)	0.03	(d)
1.00	0.02	1	0.18	(d)	0.58	(d)	0.36	(d)
1.00	0.01	566,990	0.36	(d)	0.73	(d)	—	(d)(e)
1.00	0.01	66,952	0.36	(d)	0.88	(d)	—	(d)(e)
1.00	0.02	1	0.18	(d)	1.03	(d)	0.37	(d)
1.00	0.01	22,186	0.37	(d)	1.23	(d)	—	(d)(e)

1.00	0.03	9,211,383	0.18		0.23		0.03
1.00	0.01	88,996	0.20		0.26		0.01
1.00	0.01	332,798	0.21		0.33		0.01
1.00	0.01	103,978	0.21		0.38		0.01
1.00	0.01	1,893,461	0.20		0.48		0.01
1.00	0.01	1	0.18		0.58		0.40
1.00	0.01	777,357	0.20		0.73		0.01
1.00	0.01	72,031	0.20		0.88		0.01
1.00	0.01	1	0.18		1.03		0.40
1.00	0.01	19,918	0.20		1.23		0.01
1.00	0.02	10,934,044	0.18		0.23		0.02
1.00	0.01	118,994	0.19		0.26		0.01
1.00	0.01	108,264	0.19		0.33		0.01
1.00	0.01	72,327	0.19		0.38		0.01
1.00	0.01	1,644,425	0.19		0.48		0.01
1.00	0.01	1	0.18		0.58		0.40
1.00	0.01	938,791	0.19		0.73		0.01
1.00	0.01	78,532	0.19		0.88		0.01
1.00	0.01	1	0.18		1.03		0.40
1.00	0.01	20,870	0.19		1.23		0.01
1.00	0.07	13,339,031	0.18		0.23		0.07
1.00	0.05	212,468	0.21		0.26		0.04
1.00	0.01	227,037	0.24		0.33		—	(e)
1.00	0.01	102,509	0.26		0.38		—	(e)
1.00	0.01	2,579,850	0.24		0.48		—	(e)
1.00	0.01	1	0.18		0.58		0.40
1.00	0.01	767,593	0.24		0.73		—	(e)
1.00	0.01	91,805	0.25		0.88		—	(e)
1.00	0.01	1	0.18		1.03		0.40
1.00	0.01	23,106	0.25		1.23		—	(e)
1.00	0.12	14,614,135	0.18		0.23		0.11
1.00	0.09	325,596	0.21		0.26		0.09
1.00	0.02	206,707	0.27		0.33		0.02
1.00	0.01	187,844	0.29		0.38		—	(e)
1.00	0.01	1,888,821	0.29		0.48		—	(e)
1.00	0.01	1	0.18		0.58		0.40
1.00	0.01	764,803	0.29		0.73		—	(e)
1.00	0.01	139,778	0.29		0.88		—	(e)
1.00	0.01	1	0.18		1.03		0.40
1.00	0.01	26,300	0.29		1.23		—	(e)
1.00	0.10	17,670,097	0.18		0.23		0.10
1.00	0.07	151,663	0.21		0.26		0.07
1.00	0.02	406,827	0.26		0.33		0.02
1.00	0.01	179,018	0.28		0.38		0.01
1.00	0.01	2,875,584	0.27		0.48		0.01
1.00	0.01	1	0.23		0.58		0.30
1.00	0.01	762,833	0.27		0.73		0.01
1.00	0.01	147,232	0.27		0.88		0.01
1.00	0.01	1	0.32		1.03		0.03
1.00	0.01	32,646	0.27		1.23		0.01

The accompanying notes are an integral part of these financial statements.	67

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2016 - FST Institutional Shares	$1.00	$—	(c)	$—	(c)
2016 - FST Administration Shares	1.00	—	(c)	—	(c)
2016 - FST Service Shares	1.00	—	(c)	—	(c)
2016 - FST Cash Management Shares	1.00	—	(c)	—	(c)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - FST Institutional Shares	1.00	—	(c)	—	(c)
2015 - FST Administration Shares	1.00	—	(c)	—	(c)
2015 - FST Service Shares	1.00	—	(c)	—	(c)
2015 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2014 - FST Institutional Shares	1.00	—	(c)	—	(c)
2014 - FST Administration Shares	1.00	—	(c)	—	(c)
2014 - FST Service Shares	1.00	—	(c)	—	(c)
2014 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2013 - FST Institutional Shares	1.00	—	(c)	—	(c)
2013 - FST Administration Shares	1.00	—	(c)	—	(c)
2013 - FST Service Shares	1.00	—	(c)	—	(c)
2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - FST Institutional Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Institutional Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)

(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than $500.
(e)	Annualized.

68	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Net asset value, end of period	Total return(b)	Net assets end of period (in 000s)		Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.01%	$185,115		0.04	%(e)	0.51	%(e)	0.01	%(e)
1.00	0.01	—	(d)	0.04	(e)	0.66	(e)	0.01	%(e)
1.00	0.01	2		0.04	(e)	0.91	(e)	0.21	(e)
1.00	0.01	1		0.04	(e)	1.51	(e)	0.35	(e)

1.00	0.01	258,271		0.07		0.43		0.01
1.00	0.01	—	(d)	0.07		0.58		0.01
1.00	0.01	2		0.07		0.83		0.23
1.00	0.01	1		0.07		1.43		0.39
1.00	0.01	254,701		0.09		0.43		0.01
1.00	0.01	1,300		0.09		0.58		0.01
1.00	0.01	2		0.09		0.83		0.23
1.00	0.01	1		0.09		1.43		0.39
1.00	0.02	91,299		0.15		0.41		0.01
1.00	0.02	224,999		0.15		0.56		0.01
1.00	0.02	2		0.15		0.81		0.23
1.00	0.02	1		0.15		1.41		0.39
1.00	0.01	91,478		0.15		0.48		0.01
1.00	0.01	151,848		0.15		0.63		0.01
1.00	0.01	2		0.15		0.88		0.23
1.00	0.01	1		0.15		1.48		0.29
1.00	0.01	88,040		0.24		0.50		0.01
1.00	0.01	145,131		0.24		0.65		0.01
1.00	0.01	2		0.24		0.90		0.11
1.00	0.01	1		0.24		1.50		0.09

The accompanying notes are an integral part of these financial statements.	69

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2016 - FST Institutional Shares	$1.00	$—	(c)	$—	(c)
2016 - FST Administration Shares	1.00	—	(c)	—	(c)
2016 - FST Service Shares	1.00	—	(c)	—	(c)
2016 - FST Cash Management Shares	1.00	—	(c)	—	(c)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - FST Institutional Shares	1.00	—	(c)	—	(c)
2015 - FST Administration Shares	1.00	—	(c)	—	(c)
2015 - FST Service Shares	1.00	—	(c)	—	(c)
2015 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2014 - FST Institutional Shares	1.00	—	(c)	—	(c)
2014 - FST Administration Shares	1.00	—	(c)	—	(c)
2014 - FST Service Shares	1.00	—	(c)	—	(c)
2014 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2013 - FST Institutional Shares	1.00	—	(c)	—	(c)
2013 - FST Administration Shares	1.00	—	(c)	—	(c)
2013 - FST Service Shares	1.00	—	(c)	—	(c)
2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - FST Institutional Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Institutional Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)

(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than $500.
(e)	Annualized.

70	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND

Net asset value, end of period	Total return(b)	Net assets end of period (in 000s)		Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.02%	$94,895		0.06	%(e)	0.70	%(e)	0.01	%(e)
1.00	0.02	—	(d)	0.06	(e)	0.85	(e)	0.01	%(e)
1.00	0.02	1		0.06	(e)	1.10	(e)	0.46	(e)
1.00	0.02	1		0.06	(e)	1.70	(e)	0.35	(e)

1.00	0.01	90,861		0.08		0.53		0.01
1.00	0.01	—	(d)	0.08		0.68		0.01
1.00	0.01	1		0.08		0.93		0.50
1.00	0.01	1		0.08		1.53		0.39
1.00	0.01	123,516		0.09		0.45		0.01
1.00	0.01	2,213		0.09		0.60		0.01
1.00	0.01	1		0.09		0.85		0.50
1.00	0.01	1		0.09		1.45		0.39
1.00	0.01	18,880		0.14		0.42		0.01
1.00	0.01	127,838		0.14		0.57		0.01
1.00	0.01	1		0.14		0.82		0.50
1.00	0.01	1		0.14		1.42		0.39
1.00	0.01	21,067		0.16		0.52		0.01
1.00	0.01	180,419		0.16		0.67		0.01
1.00	0.01	1		0.16		0.92		0.50
1.00	0.01	1		0.16		1.52		0.39
1.00	0.03	20,954		0.22		0.55		0.01
1.00	0.03	140,452		0.22		0.70		0.01
1.00	0.03	1		0.22		0.95		0.28
1.00	0.03	1		0.22		1.55		0.08

The accompanying notes are an integral part of these financial statements.	71

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2016 - FST Institutional Shares	$1.00	$—	(c)	$—	(c)
2016 - FST Select Shares	1.00	—	(c)	—	(c)
2016 - FST Preferred Shares	1.00	—	(c)	—	(c)
2016 - FST Capital Shares	1.00	—	(c)	—	(c)
2016 - FST Administration Shares	1.00	—	(c)	—	(c)
2016 - FST Premier Shares	1.00	—	(c)	—	(c)
2016 - FST Service Shares	1.00	—	(c)	—	(c)
2016 - FST Resource Shares	1.00	—	(c)	—	(c)
2016 - FST Cash Management Shares	1.00	—	(c)	—	(c)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - FST Institutional Shares	1.00	—	(c)	—	(c)
2015 - FST Select Shares	1.00	—	(c)	—	(c)
2015 - FST Preferred Shares	1.00	—	(c)	—	(c)
2015 - FST Capital Shares	1.00	—	(c)	—	(c)
2015 - FST Administration Shares	1.00	—	(c)	—	(c)
2015 - FST Premier Shares	1.00	—	(c)	—	(c)
2015 - FST Service Shares	1.00	—	(c)	—	(c)
2015 - FST Resource Shares	1.00	—	(c)	—	(c)
2015 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2014 - FST Institutional Shares	1.00	—	(c)	—	(c)
2014 - FST Select Shares	1.00	—	(c)	—	(c)
2014 - FST Preferred Shares	1.00	—	(c)	—	(c)
2014 - FST Capital Shares	1.00	—	(c)	—	(c)
2014 - FST Administration Shares	1.00	—	(c)	—	(c)
2014 - FST Premier Shares	1.00	—	(c)	—	(c)
2014 - FST Service Shares	1.00	—	(c)	—	(c)
2014 - FST Resource Shares	1.00	—	(c)	—	(c)
2014 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2013 - FST Institutional Shares	1.00	—	(c)	—	(c)
2013 - FST Select Shares	1.00	—	(c)	—	(c)
2013 - FST Preferred Shares	1.00	—	(c)	—	(c)
2013 - FST Capital Shares	1.00	—	(c)	—	(c)
2013 - FST Administration Shares	1.00	—	(c)	—	(c)
2013 - FST Premier Shares	1.00	—	(c)	—	(c)
2013 - FST Service Shares	1.00	—	(c)	—	(c)
2013 - FST Resource Shares	1.00	—	(c)	—	(c)
2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - FST Institutional Shares	1.00	—	(c)	—	(c)
2012 - FST Select Shares	1.00	—	(c)	—	(c)
2012 - FST Preferred Shares	1.00	—	(c)	—	(c)
2012 - FST Capital Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Premier Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Resource Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Institutional Shares	1.00	0.001		(0.001)
2011 - FST Select Shares	1.00	0.001		(0.001)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)

(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Annualized.

72	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Net asset value, end of period	Total return(b)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.01%	$3,934,720	0.08	%(d)	0.23	%(d)	0.01	%(d)
1.00	0.01	195,912	0.08	(d)	0.26	(d)	0.01	(d)
1.00	0.01	3,073	0.08	(d)	0.33	(d)	0.01	(d)
1.00	0.01	47,933	0.08	(d)	0.38	(d)	0.01	(d)
1.00	0.01	101,470	0.08	(d)	0.48	(d)	0.01	(d)
1.00	0.01	1	0.08	(d)	0.58	(d)	0.37	(d)
1.00	0.01	61,472	0.08	(d)	0.73	(d)	0.01	(d)
1.00	0.01	6,552	0.08	(d)	0.88	(d)	0.01	(d)
1.00	0.01	1	0.08	(d)	1.03	(d)	0.37	(d)

1.00	0.01	4,955,885	0.08		0.23		0.01
1.00	0.01	193,506	0.08		0.26		0.01
1.00	0.01	6,914	0.08		0.33		0.01
1.00	0.01	22,788	0.08		0.38		0.01
1.00	0.01	107,676	0.08		0.48		0.01
1.00	0.01	1	0.08		0.58		0.01
1.00	0.01	72,003	0.08		0.73		0.01
1.00	0.01	8,268	0.08		0.88		0.01
1.00	0.01	1	0.08		1.03		0.40
1.00	0.01	5,225,304	0.10		0.23		0.01
1.00	0.01	267,104	0.10		0.26		0.01
1.00	0.01	15,635	0.10		0.33		0.01
1.00	0.01	5,728	0.10		0.38		0.01
1.00	0.01	155,732	0.10		0.48		0.01
1.00	0.01	1,858	0.10		0.58		0.01
1.00	0.01	66,226	0.10		0.73		0.01
1.00	0.01	12,979	0.10		0.88		0.01
1.00	0.01	1	0.10		1.03		0.40
1.00	0.02	4,762,419	0.15		0.23		0.02
1.00	0.02	197,985	0.16		0.26		0.01
1.00	0.01	19,349	0.16		0.33		0.01
1.00	0.01	3,511	0.16		0.38		0.01
1.00	0.01	134,037	0.16		0.48		0.01
1.00	0.01	572,262	0.16		0.58		0.01
1.00	0.01	16,214	0.16		0.73		0.01
1.00	0.01	26,818	0.16		0.88		0.01
1.00	0.01	1	0.15		1.03		0.40
1.00	0.02	5,462,807	0.17		0.23		0.02
1.00	0.02	102,994	0.18		0.26		0.01
1.00	0.01	22,477	0.18		0.33		0.01
1.00	0.01	11,793	0.18		0.38		0.01
1.00	0.01	217,010	0.18		0.48		0.01
1.00	0.01	565,678	0.18		0.58		0.01
1.00	0.01	29,450	0.18		0.73		0.01
1.00	0.01	27,615	0.18		0.88		0.01
1.00	0.01	1	0.17		1.03		0.40
1.00	0.10	6,489,440	0.18		0.23		0.09
1.00	0.07	44,349	0.21		0.26		0.07
1.00	0.03	24,222	0.25		0.33		0.02
1.00	0.02	4,945	0.26		0.38		0.01
1.00	0.02	379,465	0.26		0.48		0.01
1.00	0.02	564,168	0.26		0.58		0.01
1.00	0.02	30,063	0.27		0.73		0.01
1.00	0.02	22,464	0.25		0.88		0.01
1.00	0.02	1	0.31		1.03		0.11

The accompanying notes are an integral part of these financial statements.	73

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2016 - FST Institutional Shares	$1.00	$—	(c)	$—	(c)
2016 - FST Select Shares	1.00	—	(c)	—	(c)
2016 - FST Preferred Shares	1.00	—	(c)	—	(c)
2016 - FST Capital Shares	1.00	—	(c)	—	(c)
2016 - FST Administration Shares	1.00	—	(c)	—	(c)
2016 - FST Premier Shares	1.00	—	(c)	—	(c)
2016 - FST Service Shares	1.00	—	(c)	—	(c)
2016 - FST Resource Shares	1.00	—	(c)	—	(c)
2016 - FST Cash Management Shares	1.00	—	(c)	—	(c)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - FST Institutional Shares	1.00	—	(c)	—	(c)
2015 - FST Select Shares	1.00	—	(c)	—	(c)
2015 - FST Preferred Shares	1.00	—	(c)	—	(c)
2015 - FST Capital Shares	1.00	—	(c)	—	(c)
2015 - FST Administration Shares	1.00	—	(c)	—	(c)
2015 - FST Premier Shares	1.00	—	(c)	—	(c)
2015 - FST Service Shares	1.00	—	(c)	—	(c)
2015 - FST Resource Shares	1.00	—	(c)	—	(c)
2015 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2014 - FST Institutional Shares	1.00	—	(c)	—	(c)
2014 - FST Select Shares	1.00	—	(c)	—	(c)
2014 - FST Preferred Shares	1.00	—	(c)	—	(c)
2014 - FST Capital Shares	1.00	—	(c)	—	(c)
2014 - FST Administration Shares	1.00	—	(c)	—	(c)
2014 - FST Premier Shares	1.00	—	(c)	—	(c)
2014 - FST Service Shares	1.00	—	(c)	—	(c)
2014 - FST Resource Shares	1.00	—	(c)	—	(c)
2014 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2013 - FST Institutional Shares	1.00	—	(c)	—	(c)
2013 - FST Select Shares	1.00	—	(c)	—	(c)
2013 - FST Preferred Shares	1.00	—	(c)	—	(c)
2013 - FST Capital Shares	1.00	—	(c)	—	(c)
2013 - FST Administration Shares	1.00	—	(c)	—	(c)
2013 - FST Premier Shares	1.00	—	(c)	—	(c)
2013 - FST Service Shares	1.00	—	(c)	—	(c)
2013 - FST Resource Shares	1.00	—	(c)	—	(c)
2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - FST Institutional Shares	1.00	—	(c)	—	(c)
2012 - FST Select Shares	1.00	—	(c)	—	(c)
2012 - FST Preferred Shares	1.00	—	(c)	—	(c)
2012 - FST Capital Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Premier Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Resource Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Institutional Shares	1.00	—	(c)	—	(c)
2011 - FST Select Shares	1.00	—	(c)	—	(c)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)

(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005%.
(e)	Annualized.
(f)	Amount is less than 0.005% of average net assets.

74	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Net asset value, end of period	Total return(b)		Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.03%		$51,216,502	0.18	%(e)	0.23	%(e)	0.08	%(e)
1.00	0.03		12,341	0.19	(e)	0.26	(e)	0.02	(e)
1.00	0.01		40,314	0.23	(e)	0.33	(e)	0.02	(e)
1.00	—	(d)	408,731	0.24	(e)	0.38	(e)	—	(e)(f)
1.00	—	(d)	2,210,190	0.25	(e)	0.48	(e)	—	(e)(f)
1.00	—	(d)	52	0.23	(e)	0.58	(e)	0.01	(e)
1.00	—	(d)	93,828	0.23	(e)	0.73	(e)	—	(e)(f)
1.00	—	(d)	1	0.18	(e)	0.88	(e)	0.37	(e)
1.00	—	(d)	1	0.18	(e)	1.03	(e)	0.37	(e)

1.00	—	(d)	34,094,054	0.06		0.23		—	(f)
1.00	—	(d)	80,008	0.06		0.26		—	(f)
1.00	—	(d)	33,032	0.06		0.33		—	(f)
1.00	—	(d)	353,326	0.06		0.38		—	(f)
1.00	—	(d)	2,101,757	0.06		0.48		—	(f)
1.00	—	(d)	54	0.06		0.58		—	(f)
1.00	—	(d)	197,083	0.06		0.73		—	(f)
1.00	—	(d)	1	0.06		0.88		0.40
1.00	—	(d)	1	0.06		1.03		0.40
1.00	—	(d)	31,170,061	0.07		0.23		—	(f)
1.00	—	(d)	192,930	0.07		0.26		—	(f)
1.00	—	(d)	43,335	0.07		0.33		—	(f)
1.00	—	(d)	163,450	0.07		0.38		—	(f)
1.00	—	(d)	1,231,641	0.07		0.48		—	(f)
1.00	—	(d)	2,720	0.07		0.58		—	(f)
1.00	—	(d)	140,016	0.07		0.73		—	(f)
1.00	—	(d)	1	0.07		0.88		0.40
1.00	—	(d)	1	0.07		1.03		0.40
1.00	—	(d)	25,382,266	0.10		0.23		—	(f)
1.00	—	(d)	224,452	0.10		0.26		—	(f)
1.00	—	(d)	110,400	0.10		0.33		—	(f)
1.00	—	(d)	165,250	0.10		0.38		—	(f)
1.00	—	(d)	1,352,128	0.10		0.48		—	(f)
1.00	—	(d)	360,992	0.10		0.58		—	(f)
1.00	—	(d)	185,658	0.10		0.73		—	(f)
1.00	—	(d)	1	0.10		0.88		—	(f)
1.00	—	(d)	1	0.10		1.03		—	(f)
1.00	—	(d)	23,364,396	0.07		0.23		—	(f)
1.00	—	(d)	110,090	0.07		0.26		—	(f)
1.00	—	(d)	156,016	0.07		0.33		—	(f)
1.00	—	(d)	157,629	0.07		0.38		—	(f)
1.00	—	(d)	1,319,295	0.07		0.48		—	(f)
1.00	—	(d)	401,333	0.07		0.58		—	(f)
1.00	—	(d)	298,413	0.07		0.73		—	(f)
1.00	—	(d)	1	0.07		0.88		0.40
1.00	—	(d)	1	0.07		1.03		0.40
1.00	0.01		20,395,424	0.11		0.23		—	(f)
1.00	0.01		139,086	0.11		0.26		—	(f)
1.00	0.01		193,741	0.11		0.33		—	(f)
1.00	0.01		170,654	0.11		0.38		—	(f)
1.00	0.01		1,279,893	0.11		0.48		—	(f)
1.00	0.01		429,876	0.11		0.58		—	(f)
1.00	0.01		298,809	0.11		0.73		—	(f)
1.00	0.01		1	0.11		0.88		0.19
1.00	0.01		1	0.11		1.03		0.23

The accompanying notes are an integral part of these financial statements.	75

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2016 - FST Institutional Shares	$1.00	$—	(c)	$—	(c)
2016 - FST Select Shares	1.00	—	(c)	—	(c)
2016 - FST Preferred Shares	1.00	—	(c)	—	(c)
2016 - FST Capital Shares	1.00	—	(c)	—	(c)
2016 - FST Administration Shares	1.00	—	(c)	—	(c)
2016 - FST Premier Shares	1.00	—	(c)	—	(c)
2016 - FST Service Shares	1.00	—	(c)	—	(c)
2016 - FST Resource Shares	1.00	—	(c)	—	(c)
2016 - FST Cash Management Shares	1.00	—	(c)	—	(c)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - FST Institutional Shares	1.00	—	(c)	—	(c)
2015 - FST Select Shares	1.00	—	(c)	—	(c)
2015 - FST Preferred Shares	1.00	—	(c)	—	(c)
2015 - FST Capital Shares	1.00	—	(c)	—	(c)
2015 - FST Administration Shares	1.00	—	(c)	—	(c)
2015 - FST Premier Shares	1.00	—	(c)	—	(c)
2015 - FST Service Shares	1.00	—	(c)	—	(c)
2015 - FST Resource Shares	1.00	—	(c)	—	(c)
2015 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2014 - FST Institutional Shares	1.00	—	(c)	—	(c)
2014 - FST Select Shares	1.00	—	(c)	—	(c)
2014 - FST Preferred Shares	1.00	—	(c)	—	(c)
2014 - FST Capital Shares	1.00	—	(c)	—	(c)
2014 - FST Administration Shares	1.00	—	(c)	—	(c)
2014 - FST Premier Shares	1.00	—	(c)	—	(c)
2014 - FST Service Shares	1.00	—	(c)	—	(c)
2014 - FST Resource Shares	1.00	—	(c)	—	(c)
2014 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2013 - FST Institutional Shares	1.00	—	(c)	—	(c)
2013 - FST Select Shares	1.00	—	(c)	—	(c)
2013 - FST Preferred Shares	1.00	—	(c)	—	(c)
2013 - FST Capital Shares	1.00	—	(c)	—	(c)
2013 - FST Administration Shares	1.00	—	(c)	—	(c)
2013 - FST Premier Shares	1.00	—	(c)	—	(c)
2013 - FST Service Shares	1.00	—	(c)	—	(c)
2013 - FST Resource Shares	1.00	—	(c)	—	(c)
2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - FST Institutional Shares	1.00	—	(c)	—	(c)
2012 - FST Select Shares	1.00	—	(c)	—	(c)
2012 - FST Preferred Shares	1.00	—	(c)	—	(c)
2012 - FST Capital Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Premier Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Resource Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Institutional Shares	1.00	—	(c)	—	(c)
2011 - FST Select Shares	1.00	—	(c)	—	(c)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)

(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005%.
(e)	Annualized.
(f)	Amount is less than 0.005% of average net assets.

76	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Net asset value, end of period	Total return(b)		Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.04%		$11,691,240	0.17	%(e)	0.23	%(e)	0.08	%(e)
1.00	0.03		172,038	0.18	(e)	0.26	(e)	0.06	(e)
1.00	0.02		175,289	0.21	(e)	0.33	(e)	0.02	(e)
1.00	0.01		366,162	0.23	(e)	0.38	(e)	0.01	(e)
1.00	—	(d)	1,641,339	0.24	(e)	0.48	(e)	—	(e)(f)
1.00	—	(d)	1	0.17	(e)	0.58	(e)	0.37	(e)
1.00	—	(d)	892,189	0.24	(e)	0.73	(e)	—	(e)(f)
1.00	—	(d)	1	0.17	(e)	0.88	(e)	0.37	(e)
1.00	—	(d)	1	0.17	(e)	1.03	(e)	0.37	(e)

1.00	0.01		12,758,713	0.10		0.23		—	(f)
1.00	0.01		169,026	0.10		0.26		—	(f)
1.00	0.01		220,426	0.10		0.33		—	(f)
1.00	0.01		442,625	0.10		0.38		0.01
1.00	0.01		1,620,517	0.10		0.48		—	(f)
1.00	0.01		1	0.10		0.58		(0.02)
1.00	0.01		940,671	0.10		0.73		—	(f)
1.00	0.01		1	0.10		0.88		0.40
1.00	0.01		1	0.10		1.03		0.40
1.00	0.01		12,822,354	0.08		0.23		0.01
1.00	0.01		279,848	0.08		0.26		—	(f)
1.00	0.01		205,386	0.08		0.33		—	(f)
1.00	0.01		356,753	0.08		0.38		—	(f)
1.00	0.01		2,144,601	0.08		0.48		—	(f)
1.00	0.01		948	0.08		0.58		(0.01)
1.00	0.01		915,527	0.08		0.73		—	(f)
1.00	0.01		1	0.08		0.88		0.40
1.00	0.01		1	0.08		1.03		0.40
1.00	0.01		6,998,695	0.14		0.23		0.01
1.00	0.01		189,482	0.14		0.26		0.01
1.00	0.01		146,636	0.14		0.33		0.01
1.00	0.01		317,742	0.14		0.38		0.01
1.00	0.01		1,577,830	0.14		0.48		0.01
1.00	0.01		97,655	0.14		0.58		—	(f)
1.00	0.01		1,061,790	0.14		0.73		0.01
1.00	0.01		1	0.14		0.88		0.40
1.00	0.01		1	0.14		1.03		0.40
1.00	0.01		8,084,641	0.12		0.23		0.01
1.00	0.01		152,228	0.12		0.26		—	(f)
1.00	0.01		95,065	0.12		0.33		—	(f)
1.00	0.01		216,015	0.12		0.38		0.01
1.00	0.01		1,525,805	0.12		0.48		0.01
1.00	0.01		124,439	0.12		0.58		0.01
1.00	0.01		1,025,286	0.12		0.73		—	(f)
1.00	0.01		1	0.12		0.88		0.40
1.00	0.01		1	0.12		1.03		0.40
1.00	0.01		7,991,142	0.15		0.23		0.01
1.00	0.01		197,349	0.15		0.26		0.01
1.00	0.01		141,554	0.15		0.33		0.01
1.00	0.01		142,775	0.15		0.38		0.01
1.00	0.01		1,676,083	0.15		0.48		0.01
1.00	0.01		121,171	0.15		0.58		0.01
1.00	0.01		1,318,792	0.15		0.73		0.01
1.00	0.01		1	0.15		0.88		0.23
1.00	0.01		1	0.15		1.03		0.10

The accompanying notes are an integral part of these financial statements.	77

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2016 - FST Institutional Shares	$1.00	$—	(c)	$—	(c)
2016 - FST Select Shares	1.00	—	(c)	—	(c)
2016 - FST Preferred Shares	1.00	—	(c)	—	(c)
2016 - FST Capital Shares	1.00	—	(c)	—	(c)
2016 - FST Administration Shares	1.00	—	(c)	—	(c)
2016 - FST Premier Shares	1.00	—	(c)	—	(c)
2016 - FST Service Shares	1.00	—	(c)	—	(c)
2016 - FST Resource Shares	1.00	—	(c)	—	(c)
2016 - FST Cash Management Shares	1.00	—	(c)	—	(c)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - FST Institutional Shares	1.00	—	(c)	—	(c)
2015 - FST Select Shares	1.00	—	(c)	—	(c)
2015 - FST Preferred Shares	1.00	—	(c)	—	(c)
2015 - FST Capital Shares	1.00	—	(c)	—	(c)
2015 - FST Administration Shares	1.00	—	(c)	—	(c)
2015 - FST Premier Shares	1.00	—	(c)	—	(c)
2015 - FST Service Shares	1.00	—	(c)	—	(c)
2015 - FST Resource Shares	1.00	—	(c)	—	(c)
2015 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2014 - FST Institutional Shares	1.00	—	(c)	—	(c)
2014 - FST Select Shares	1.00	—	(c)	—	(c)
2014 - FST Preferred Shares	1.00	—	(c)	—	(c)
2014 - FST Capital Shares	1.00	—	(c)	—	(c)
2014 - FST Administration Shares	1.00	—	(c)	—	(c)
2014 - FST Premier Shares	1.00	—	(c)	—	(c)
2014 - FST Service Shares	1.00	—	(c)	—	(c)
2014 - FST Resource Shares	1.00	—	(c)	—	(c)
2014 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2013 - FST Institutional Shares	1.00	—	(c)	—	(c)
2013 - FST Select Shares	1.00	—	(c)	—	(c)
2013 - FST Preferred Shares	1.00	—	(c)	—	(c)
2013 - FST Capital Shares	1.00	—	(c)	—	(c)
2013 - FST Administration Shares	1.00	—	(c)	—	(c)
2013 - FST Premier Shares	1.00	—	(c)	—	(c)
2013 - FST Service Shares	1.00	—	(c)	—	(c)
2013 - FST Resource Shares	1.00	—	(c)	—	(c)
2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - FST Institutional Shares	1.00	—	(c)	—	(c)
2012 - FST Select Shares	1.00	—	(c)	—	(c)
2012 - FST Preferred Shares	1.00	—	(c)	—	(c)
2012 - FST Capital Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Premier Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Resource Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Institutional Shares	1.00	—	(c)	—	(c)
2011 - FST Select Shares	1.00	—	(c)	—	(c)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)

(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005%.
(e)	Annualized.
(f)	Amount is less than 0.005% of average net assets.

78	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Net asset value, end of period	Total return(b)		Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.04%		$10,232,875	0.16	%(e)	0.23	%(e)	0.06	%(e)
1.00	0.03		11,239	0.17	(e)	0.26	(e)	0.04	(e)
1.00	0.02		54,597	0.20	(e)	0.33	(e)	0.01	(e)
1.00	0.01		75,909	0.22	(e)	0.38	(e)	(0.01	)(e)
1.00	—	(d)	247,225	0.22	(e)	0.48	(e)	(0.02	)(e)
1.00	—	(d)	1	0.16	(e)	0.58	(e)	0.36	(e)
1.00	—	(d)	284,031	0.22	(e)	0.73	(e)	(0.02	)(e)
1.00	—	(d)	1	0.16	(e)	0.88	(e)	0.37	(e)
1.00	—	(d)	155,520	0.23	(e)	1.03	(e)	(0.02	)(e)

1.00	0.01		10,053,367	0.10		0.23		—	(f)
1.00	0.01		12,266	0.10		0.26		—	(f)
1.00	0.01		40,923	0.10		0.33		—	(f)
1.00	0.01		103,108	0.10		0.38		—	(f)
1.00	0.01		390,266	0.10		0.48		—	(f)
1.00	0.01		1	0.10		0.58		0.01
1.00	0.01		355,272	0.10		0.73		—	(f)
1.00	0.01		1	0.10		0.88		0.40
1.00	0.01		147,486	0.10		1.03		—	(f)
1.00	0.01		9,153,246	0.09		0.23		0.01
1.00	0.01		38,054	0.09		0.26		0.01
1.00	0.01		52,417	0.09		0.33		0.01
1.00	0.01		55,729	0.09		0.38		0.01
1.00	0.01		403,438	0.09		0.48		0.01
1.00	0.01		17,834	0.09		0.58		0.01
1.00	0.01		435,856	0.09		0.73		0.01
1.00	0.01		1	0.09		0.88		0.40
1.00	0.01		90,568	0.09		1.03		0.01
1.00	0.01		8,211,951	0.14		0.23		—	(f)
1.00	0.01		127,241	0.14		0.26		—	(f)
1.00	0.01		53,020	0.14		0.33		—	(f)
1.00	0.01		62,058	0.14		0.38		—	(f)
1.00	0.01		418,901	0.14		0.48		—	(f)
1.00	0.01		1,137,540	0.14		0.58		—	(f)
1.00	0.01		508,699	0.14		0.73		—	(f)
1.00	0.01		1	0.14		0.88		0.40
1.00	0.01		47,993	0.14		1.03		—	(f)
1.00	0.01		9,044,336	0.12		0.23		—	(f)
1.00	0.01		89,636	0.12		0.26		0.01
1.00	0.01		60,660	0.12		0.33		—	(f)
1.00	0.01		71,459	0.12		0.38		—	(f)
1.00	0.01		480,896	0.12		0.48		—	(f)
1.00	0.01		1,313,277	0.12		0.58		—	(f)
1.00	0.01		603,587	0.12		0.73		—	(f)
1.00	0.01		1	0.12		0.88		0.40
1.00	0.01		175,249	0.12		1.03		—	(f)
1.00	0.01		9,888,638	0.17		0.23		0.01
1.00	0.01		74,182	0.18		0.26		—	(f)
1.00	0.01		269,893	0.18		0.33		—	(f)
1.00	0.01		80,713	0.18		0.38		—	(f)
1.00	0.01		454,427	0.18		0.48		—	(f)
1.00	0.01		1,298,287	0.18		0.58		—	(f)
1.00	0.01		739,254	0.18		0.73		—	(f)
1.00	0.01		1	0.17		0.88		0.19
1.00	0.01		151,472	0.18		1.03		—	(f)

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements

February 29, 2016 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified
Federal Instruments*	FST Institutional, FST Select, FST Preferred, FST Capital, FST Administration, FST Premier, FST Service, and FST Cash Management	Diversified
Government**	FST Institutional, FST Select, FST Preferred, FST Capital, FST Administration, FST Premier, FST Service, Class R6, Class A, Class C, FST Resources and FST Cash Management	Diversified
Money Market, Tax-Free Money Market, Treasury Instruments, Treasury Obligations and Treasury Solutions (formerly the Federal Fund)	FST Institutional, FST Select, FST Preferred, FST Capital, FST Administration, FST Premier, FST Service, FST Resource and FST Cash Management	Diversified
Prime Obligations	FST Institutional, FST Select, FST Preferred, FST Capital, FST Administration, FST Premier, FST Service, Class C, FST Resource and FST Cash Management	Diversified
Tax-Exempt California and Tax-Exempt New York	FST Institutional, FST Administration, FST Service and FST Cash Management	Non-Diversified

*	Commenced operations on October 30, 2015.
**	Class R6 Shares commenced operations on December 29, 2015. Class A and Class C Shares commenced operations on February 29, 2016.

Class C Shares are generally not available for purchase. Class C Shares may typically be acquired only in an exchange for Class C Shares of another Goldman Sachs Fund. Class C Shares are subject to a contingent deferred sales charge (“CDSC”) of 1% during the first 12 months, measured from the time the original shares subject to the CDSC were acquired. Previously, the ‘FST Institutional Shares’ were known as the ‘FST Shares’.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The investment valuation policy of the Funds is to use the amortized-cost method permitted by Rule 2a-7 under the Act, which approximates market value, for valuing portfolio securities. Under this method, all investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue, as an adjustment to interest income. Under procedures and tolerances approved by the Board of Trustees (“Trustees”), GSAM evaluates the difference between the Funds’ net asset value per share (“NAV”) based upon the amortized cost of the Funds’ securities and the NAV based upon available market quotations (or permitted substitutes) daily.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Funds and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Forward Commitments — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Offering and Organization Costs — Offering costs paid in connection with the initial offering of shares of the Goldman Sachs Financial Square Federal Instruments Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Goldman Sachs Financial Square Federal Instruments Fund were expensed on the first day of operations.

G.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

February 29, 2016 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have approved Rule 2a-7 Procedures (“Procedures”) that govern the valuation of the portfolio investments held by the Funds at amortized cost. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both the amortized cost and market-based methods of valuation) of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Procedures.

As of February 29, 2016, all investments are classified as Level 2. Please refer to the Schedules of Investments for further detail.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Administration, Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and Shareholder Administration Plans (the “Plans”) to allow FST Select, FST Preferred, FST Capital, FST Administration, FST Premier, FST Service, FST Resource and FST Cash Management Shares (“CMS”) to compensate service organizations for providing varying levels of account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Plans provide for compensation to the service organizations equal to an annual percentage rate of the average daily net assets of such shares.

C.  Distribution and Service Plans — The Trust, on behalf of the Prime Obligations Fund’s Class C Shares and the Government Fund’s Class A and Class C Shares, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs, as Distributor, is entitled to a fee accrued daily and paid monthly from the Prime Obligations Fund’s Class C Shares and the Government Fund’s Class A and Class C Shares for distribution services and personal and account maintenance services, as applicable. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares and Class C Shares, which may then be paid by Goldman Sachs to authorized dealers.

The Trust, on behalf of the FST Resource Shares and FST CMS of each applicable Fund, has adopted Distribution Plans. Under the Distribution Plans, Goldman Sachs is entitled to a monthly fee from the applicable Fund’s FST Resource Shares and FST CMS for distribution services equal to an annual percentage rate of the average daily net assets attributable to FST Resource Shares and FST CMS, which may then be paid by Goldman Sachs to authorized dealers.

D.  Distribution Agreement — Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Pursuant to the Distribution Agreement, the Distributor receives no additional compensation other than retained amounts related to the Distribution and Service Plans and the portion of the Prime Obligations Fund’s Class C Shares’ CDSCs that it retains. During the six months ended February 29, 2016, Goldman Sachs has advised that it retained $914 in CDSCs from Class C Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly and is equal to an annual percentage rate of each Fund’s average daily net assets.

F.  Other Agreements — GSAM has agreed to limit certain “Other Expenses” of the Funds (except for the Tax-Exempt California and Tax-Exempt New York Funds) (excluding transfer agency fees and expenses, administration, service and/or shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.014% of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. These Other Expense limitations will remain in place through at least December 29, 2016, except that the “Other Expense” limitation for Class A and Class C Shares of the Government Fund will remain in place through at least February 28, 2017 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

GSAM has agreed to reduce or limit the “Total Annual Fund Operating Expenses” of the Tax-Exempt California and Tax-Exempt New York Funds (excluding administration, service and/or shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) such that the “Total Annual Fund Operating Expenses” will not exceed 0.434% of each Fund’s average daily net assets. Such expense reimbursements, if any, are accrued daily and paid monthly. These expense limitations will remain in place through at least December 29, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

February 29, 2016 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Total Fund Expenses

Fund Contractual Fees

The contractual annualized rates for each of the Funds (except Tax-Exempt California and Tax-Exempt New York Funds) are as follows:

	All Funds Except Tax-Exempt California and Tax-Exempt New York Funds
	FST Institutional Shares	FST Select Shares	FST Preferred Shares	FST Capital Shares	FST Administration Shares	FST Premier Shares	FST Service Shares		FST Resource Shares		FST CMS		Class R6 Shares(a)	Class A Shares(a)	Class C Shares(b)
Management Fee	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%		0.205%		0.205%		0.205%	0.205%	0.205%
Administration, Service and/or Shareholder Administration Fees	N/A	0.03	0.10	0.15	0.25	0.35	0.25		0.50		0.50		N/A	N/A	0.25
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	0.25	(c)	0.15	(d)	0.30	(d)	N/A	0.25	0.75
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01		0.01		0.01		0.01	0.01	0.01

N/A — Fees not applicable to respective share class

(a)	Government Fund only.
(b)	Government Fund and Prime Obligations Fund.
(c)	Service (12b-1) fee only.
(d)	Distribution (12b-1) fee only.

The contractual annualized rates for the Tax-Exempt California and Tax-Exempt New York Funds are as follows:

	FST Institutional Shares	FST Administration Shares	FST Service Shares		FST CMS
Management Fee	0.35%	0.35%	0.35%		0.35%
Administration, Service and/or Shareholder Administration Fees	N/A	0.15	0.15		0.50
Distribution or Service (12b-1) Fees	N/A	N/A	0.25	(a)	0.50	(b)
Transfer Agency Fee	0.01	0.01	0.01		0.01

N/A — Fees not applicable to respective share class

(a)	Service (12b-1) fee only.
(b)	Distribution (12b-1) fee only.

Fund Effective Net Expenses (After Waivers and Reimbursements)

During the six months ended February 29, 2016, GSAM and Goldman Sachs (as applicable) voluntarily agreed to waive all or a portion of the management fees, respective class-specific fees (consisting of Distribution and/or Service, Administration, Service and/or Shareholder Administration Plan fees) and transfer agency fees attributable to the Funds. These waivers may be modified or terminated at any time at the option of GSAM or Goldman Sachs (as applicable), with the exception of (i) GSAM’s agreement not to impose a portion of the management fee equal annually to 0.025% of the Federal Instruments, Treasury Obligations, Treasury Instruments and Treasury Solutions Funds’ average daily net assets and 0.045% of the Prime Obligations, Money Market, Government and Tax-Free Money Market Funds’ average daily net assets, and (ii) Goldman Sachs’ agreement to limit the amount of annual distribution fees payable by Tax-Exempt California and Tax-Exempt New York Funds to 0.07% of each Fund’s average daily net assets attributable to FST CMS. The following tables outline such fees (net of any waivers) and Other Expenses (net of

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

reimbursements and custodian fee credit reductions) in order to determine each Fund’s ratio of net expenses for the six months ended February 29, 2016. The Funds are not obligated to reimburse GSAM or Goldman Sachs for prior fiscal year fee waivers and/or expense reimbursements, if any.

	Ratio of Net Expenses to Average Net Assets for the Period Ended February 29, 2016
	FST Institutional Shares	FST Select Shares	FST Preferred Shares	FST Capital Shares	FST Administration Shares	FST Premier Shares	FST Service Shares	FST CMS

Federal Instruments*
Management Fee(a)	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%
Administration Service and/or Shareholder Administration Fees	N/A	0.02	0.07	0.10	0.15	0.11	0.15	0.00
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.11
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.20	0.22	0.27	0.30	0.35	0.31	0.35	0.31

*	Commenced operations on October 30, 2015.

N/A — Fees not applicable to respective share class.

(a)	GSAM waived a portion of its management fee in order to achieve the effective net management rates above.

	Ratio of Net Expenses to Average Net Assets for the Six Months or Period Ended February 29, 2016
	FST Institutional Shares	FST Select Shares	FST Preferred Shares	FST Capital Shares	FST Administration Shares	FST Premier Shares	FST Service Shares	FST Resource Shares	FST CMS	Class R6 Shares(b)	Class A Shares(c)	Class C Shares(c)

Government
Management Fee(a)	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Administration Service and/or Shareholder Administration Fees	N/A	0.03	0.05	0.08	0.12	0.02	0.10	0.06	0.00	N/A	N/A	0.00
Distribution or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.15	0.07	N/A	0.15	0.15
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.18	0.21	0.23	0.26	0.30	0.20	0.28	0.39	0.25	0.18	0.33	0.33

N/A — Fees not applicable to respective share class.

(a)	GSAM waived a portion of its management fee in order to achieve the effective net management rates above.
(b)	Commenced operations on December 29, 2015.
(c)	Commenced operations on February 29, 2016.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

February 29, 2016 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

	Ratio of Net Expenses to Average Net Assets for the Six Months Ended February 29, 2016
	FST Institutional Shares	FST Select Shares	FST Preferred Shares	FST Capital Shares	FST Administration Shares	FST Premier Shares	FST Service Shares	FST Resource Shares	FST CMS	Class C Shares

Prime Obligations
Management Fee(a)	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Administration Service and/or Shareholder Administration Fees	N/A	0.03	0.09	0.12	0.16	0.00	0.18	0.07	0.00	0.00
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.11	0.00	0.19
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.18	0.21	0.27	0.30	0.34	0.18	0.36	0.36	0.18	0.37

N/A — Fees not applicable to respective share class.

(a)	GSAM waived a portion of its management fee in order to achieve the effective net management rates above.

	Ratio of Net Expenses to Average Net Assets for the Six Months Ended February 29, 2016
	FST Institutional Shares	FST Select Shares	FST Preferred Shares	FST Capital Shares	FST Administration Shares	FST Premier Shares	FST Service Shares	FST Resource Shares	FST CMS

Money Market
Management Fee(a)	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Administration Service and/or Shareholder Administration Fees	N/A	0.03	0.10	0.15	0.18	0.01	0.23	0.01	0.03
Distribution or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.21
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.18	0.21	0.28	0.33	0.36	0.19	0.41	0.19	0.42

Tax-Exempt California
Management Fee(a)	0.00%	N/A	N/A	N/A	0.00%	N/A	0.00%	N/A	0.00%
Administration Service and/or Shareholder Administration Fees	N/A	N/A	N/A	N/A	0.00	N/A	0.00	N/A	0.00
Distribution or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00
Transfer Agency Fee	0.00	N/A	N/A	N/A	0.00	N/A	0.00	N/A	0.00
Other Expenses	0.04	N/A	N/A	N/A	0.04	N/A	0.04	N/A	0.04
Net Expenses	0.04	N/A	N/A	N/A	0.04	N/A	0.04	N/A	0.04

N/A — Fees not applicable to respective share class.

(a)	GSAM waived a portion of its management fee in order to achieve the effective net management rates above.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

	Ratio of Net Expenses to Average Net Assets for the Six Months Ended February 29, 2016
	FST Institutional Shares	FST Select Shares	FST Preferred Shares	FST Capital Shares	FST Administration Shares	FST Premier Shares	FST Service Shares	FST Resource Shares	FST CMS

Tax-Exempt New York
Management Fee(a)	0.01%	N/A	N/A	N/A	0.01%	N/A	0.01%	N/A	0.01%
Administration Service and/or Shareholder Administration Fees	N/A	N/A	N/A	N/A	0.00	N/A	0.00	N/A	0.00
Distribution or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00
Transfer Agency Fee	0.00	N/A	N/A	N/A	0.00	N/A	0.00	N/A	0.00
Other Expenses	0.05	N/A	N/A	N/A	0.05	N/A	0.05	N/A	0.05
Net Expenses	0.06	N/A	N/A	N/A	0.06	N/A	0.06	N/A	0.06

Tax-Free Money Market
Management Fee(a)	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%
Administration Service and/or Shareholder Administration Fees	N/A	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Distribution or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.00
Transfer Agency Fee	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.08

Treasury Instruments
Management Fee(a)	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Administration Service and/or Shareholder Administration Fees	N/A	0.01	0.05	0.06	0.07	0.05	0.05	0.00	0.00
Distribution or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.00
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.18	0.19	0.23	0.24	0.25	0.23	0.23	0.18	0.18

N/A — Fees not applicable to respective share class.

(a)	GSAM waived a portion of its management fee in order to achieve the effective net management rates above.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

February 29, 2016 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

	Ratio of Net Expenses to Average Net Assets for the Six Months Ended February 29, 2016
	FST Institutional Shares	FST Select Shares	FST Preferred Shares	FST Capital Shares	FST Administration Shares	FST Premier Shares	FST Service Shares	FST Resource Shares	FST CMS

Treasury Obligations
Management Fee(a)	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Administration Service and/or Shareholder Administration Fees	N/A	0.01	0.04	0.06	0.07	0.00	0.07	0.00	0.00
Distribution or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.00
Transfer Agency Fee	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.17	0.18	0.21	0.23	0.24	0.17	0.24	0.17	0.17

Treasury Solutions
Management Fee(a)	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%
Administration Service and/or Shareholder Administration Fees	N/A	0.01	0.04	0.06	0.06	0.00	0.06	0.00	0.00
Distribution or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.07
Transfer Agency Fee	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.16	0.17	0.20	0.22	0.22	0.16	0.22	0.16	0.23

N/A — Fees not applicable to respective share class.

(a)	GSAM waived a portion of its management fee in order to achieve the effective net management rates above.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months and the period ended February 29, 2016, expense reductions including any fee waivers and Other Expense reimbursements were as follows (in thousands):

Fund	Management Fee Waivers	Transfer Agent Fee Waivers	Distribution, Administration, Service and/or Shareholder, Administration Plans Fee Waivers	Other Expense Reimbursements	Total Expense Reductions
Federal Instruments(a)	$31	$—	$39	$175	$245
Government	7,820	—	2,940	—	10,760
Money Market	9,160	—	201	—	9,361
Prime Obligations	2,964	—	2,393	—	5,357
Tax-Exempt California	379	11	—	126	516
Tax-Exempt New York	160	5	—	135	300
Tax-Free Money Market	3,565	263	373	—	4,201
Treasury Instruments	9,280	829	2,699	—	12,808
Treasury Obligations	3,188	380	3,629	—	7,197
Treasury Solutions	2,904	285	1,612	—	4,801

(a)	Commenced operations on October 30, 2015.

H.  Other Transactions with Affiliates — A Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common Trustees. For the six months or period ended February 29, 2016, the purchase and sale transactions for the Funds with affiliated funds in compliance with Rule 17a-7 under the Act were as follows:

	Federal Instruments Fund(a)	Government Fund	Money Market Fund	Prime Obligations Fund	Tax-Exempt California Fund	Tax-Exempt New York Fund	Tax-Free Money Market Fund	Treasury Instruments Fund	Treasury Obligations Fund	Treasury Solutions Fund
Purchases	$244,654,323	$—	$16,012,050	$238,208,479	$33,806,381	$19,000,618	$387,589,294	$588,281,226	$—	$4,390,349,974
Sales	—	—	22,008,129	292,005,926	67,237,443	21,545,903	291,819,422	4,390,349,974	199,999,083	632,936,465

(a)	Commenced operations on October 30, 2015.

I.  Line of Credit Facility — As of February 29, 2016, the Funds participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by up to an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended February 29, 2016, the Funds did not have any borrowings under the facility.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

February 29, 2016 (Unaudited)

5. TAX INFORMATION

As of the Funds’ most recent fiscal year end, August 31, 2015, the Funds’ certain timing differences on a tax basis were as follows:

	Federal Instruments(a)	Government	Money Market	Prime Obligations	Tax- Exempt California	Tax- Exempt New York	Tax-Free Money Market	Treasury Instruments	Treasury Obligations	Treasury Solutions
Timing differences (Qualified Late Year Loss Deferral and Dividend Payable)	$—	$(185,129)	$(1,602,446)	$(453,083)	$(20)	$8	$(7,928)	$(39,130)	$(47,846)	$(16,136)

(a)	Commenced operations on October 30, 2015.

The amortized cost for each Fund stated in the accompanying Statements of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

6. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Interest Rate Risk — When interest rates increase, a Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to a Fund, because low yields on a Fund’s portfolio holdings may have an adverse impact on a Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and a Fund’s investments.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Geographic Risk — The Tax-Exempt California, Tax-Exempt New York and Tax-Free Money Market Funds have the ability to invest a significant portion of their assets in certain issuers within the same state, geographic region or sector subjecting them to possible risks associated with an adverse economic, business or political development affecting that state, region or sector. In particular, the Tax-Exempt California and Tax-Exempt New York Funds may be affected by the adverse events affecting these

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

6. OTHER RISKS (continued)

states’ economies. If California, New York or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund’s income, NAV and ability to preserve capital or liquidity could be adversely affected.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

8. OTHER MATTERS

Exemptive Orders — Pursuant to SEC exemptive orders, the Funds may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

9. SUBSEQUENT EVENTS

At a meeting held on December 17, 2015, the Trustees approved the name change, effective March 31, 2016, of the Financial Square Tax-Free Money Market Fund to the “Goldman Sachs Investor Tax-Exempt Money Market Fund.” The Trustees also approved the designation of the Goldman Sachs Investor Tax-Exempt Money Market Fund as a “retail money market fund,” as such term is defined by Rule 2a-7.

On December 17, 2015, the Trustees approved a proposal to liquidate two series of the Trust, the Goldman Sachs Financial Square Tax-Exempt California Fund and the Goldman Sachs Financial Square Tax-Exempt New York Fund. The liquidation will occur on or before August 31, 2016 pursuant to Plans of Liquidation approved by the Board.

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. Other than items previously discussed, GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

February 29, 2016 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE)

Share activity is as follows:

Federal Instruments Fund

For the Period Ended February 29, 2016* (Unaudited)

FST Institutional Shares
Shares sold	734,495,901
Reinvestment of distributions	157,515
Shares redeemed	(104,568,293)
630,085,123
FST Select Shares
Shares sold	50,010
Reinvestment of distributions	17
Shares redeemed	(10)
50,017
FST Preferred Shares
Shares sold	50,010
Reinvestment of distributions	9
Shares redeemed	(10)
50,009
FST Capital Shares
Shares sold	50,010
Reinvestment of distributions	4
Shares redeemed	(10)
50,004
FST Administration Shares
Shares sold	72,088,782
Reinvestment of distributions	1
Shares redeemed	(37,348,001)
34,740,782
FST Premier Shares
Shares sold	50,010
Reinvestment of distributions	1
Shares redeemed	(10)
50,001
FST Service Shares
Shares sold	51,618,520
Reinvestment of distributions	1
Shares redeemed	(30,611,967)
21,006,554
FST Cash Management Shares
Shares sold	50,010
Reinvestment of distributions	1
Shares redeemed	(10)
50,001
NET INCREASE IN SHARES	686,082,491

*	Commenced operations on October 30, 2015.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Government Fund

	For the Six Months Ended February 29, 2016 (Unaudited)	For the Fiscal Year Ended August 31, 2015

FST Institutional Shares
Shares sold	142,088,718,634	205,637,903,177
Reinvestment of distributions	11,117,554	1,044,634
Shares redeemed	(130,262,311,601)	(197,955,201,301)
	11,837,524,587	7,683,746,510
FST Select Shares
Shares sold	277,809,680	1,681,253,719
Reinvestment of distributions	87,779	9,981
Shares redeemed	(298,165,559)	(1,579,610,687)
	(20,268,100)	101,653,013
FST Preferred Shares
Shares sold	485,646,105	1,220,612,938
Reinvestment of distributions	6,110	7,693
Shares redeemed	(641,857,893)	(1,237,959,206)
	(156,205,678)	(17,338,575)
FST Capital Shares
Shares sold	2,156,616,900	3,548,052,037
Reinvestment of distributions	174,225	59,413
Shares redeemed	(2,142,762,027)	(3,487,087,899)
	14,029,098	61,023,551
FST Administration Shares
Shares sold	5,332,182,430	8,574,864,084
Reinvestment of distributions	9,552	7,416
Shares redeemed	(4,520,249,646)	(8,593,973,378)
	811,942,336	(19,101,878)
FST Premier Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
FST Service Shares
Shares sold	625,443,606	1,726,884,742
Reinvestment of distributions	2,134	4,868
Shares redeemed	(749,110,149)	(1,634,941,770)
	(123,664,409)	91,947,840
Class A Shares(a)
Shares sold	10,000	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	10,000	—
Class C Shares(a)
Shares sold	10,000	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	10,000	—
FST Resource Shares
Shares sold	28,195,237	—
Reinvestment of distributions	306	—
Shares redeemed	(5,290,527)	—
	22,905,016	—
FST Cash Management Shares
Shares sold	900	3,057
Reinvestment of distributions	—	—
Shares redeemed	—	(10)
	900	3,047
Class R6 Shares(b)
Shares sold	10,005	—
Reinvestment of distributions	4	—
Shares redeemed	—	—
	10,009	—
NET INCREASE IN SHARES	12,386,293,759	7,901,933,508

(a)	Commenced operations on February 29, 2016.
(b)	Commenced operations on December 29, 2015.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

February 29, 2016 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Money Market Fund

	For the Six Months Ended February 29, 2016 (Unaudited)	For the Fiscal Year Ended August 31, 2015

FST Institutional Shares
Shares sold	216,124,478,912	411,191,154,559
Reinvestment of distributions	24,517,886	12,708,992
Shares redeemed	(205,986,077,152)	(404,986,225,057)
	10,162,919,646	6,217,638,494
FST Select Shares
Shares sold	3,763,270,850	6,392,022,858
Reinvestment of distributions	2,488,746	682,769
Shares redeemed	(3,333,871,498)	(5,002,961,577)
	431,888,098	1,389,744,050
FST Preferred Shares
Shares sold	265,424,385	889,830,559
Reinvestment of distributions	26,796	4,637
Shares redeemed	(318,443,454)	(839,182,179)
	(52,992,273)	50,653,017
FST Capital Shares
Shares sold	1,040,730,562	717,653,705
Reinvestment of distributions	156,764	6,126
Shares redeemed	(919,199,845)	(552,929,140)
	121,687,481	164,730,691
FST Administration Shares
Shares sold	767,559,758	1,283,121,797
Reinvestment of distributions	79,185	16,469
Shares redeemed	(844,430,289)	(1,129,595,021)
	(76,791,346)	153,543,245
FST Premier Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
FST Service Shares
Shares sold	147,303,348	176,633,158
Reinvestment of distributions	686	1,080
Shares redeemed	(142,417,170)	(176,531,609)
	4,886,864	102,629
FST Resource Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
FST Cash Management Shares
Shares sold	8,214,466	13,202,769
Reinvestment of distributions	279	227
Shares redeemed	(4,375,305)	(5,162,826)
	3,839,440	8,040,170
NET INCREASE IN SHARES	10,595,437,910	7,984,452,296

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Prime Obligations Fund

	For the Six Months Ended February 29, 2016 (Unaudited)	For the Fiscal Year Ended August 31, 2015

FST Institutional Shares
Shares sold	48,826,615,505	69,161,619,441
Reinvestment of distributions	3,091,205	1,073,818
Shares redeemed	(44,842,730,557)	(70,885,373,477)
	3,986,976,153	(1,722,680,218)
FST Select Shares
Shares sold	114,159,934	442,506,580
Reinvestment of distributions	70,458	8,869
Shares redeemed	(108,446,773)	(472,513,053)
	5,783,619	(29,997,604)
FST Preferred Shares
Shares sold	1,718,697,831	3,694,122,718
Reinvestment of distributions	105,567	26,507
Shares redeemed	(1,782,091,856)	(3,469,610,401)
	(63,288,458)	224,538,824
FST Capital Shares
Shares sold	307,706,271	409,646,264
Reinvestment of distributions	42,479	4,613
Shares redeemed	(245,228,599)	(377,999,128)
	62,520,151	31,651,749
FST Administration Shares
Shares sold	4,843,168,614	10,673,725,644
Reinvestment of distributions	44,552	22,830
Shares redeemed	(5,036,458,738)	(10,424,704,689)
	(193,245,572)	249,043,785
FST Premier Shares
Shares sold	—	1
Reinvestment of distributions	—	—
Shares redeemed	(4)	—
	(4)	1
FST Service Shares
Shares sold	3,918,134,381	9,927,354,265
Shares converted from Class B Shares (a)	—	2,125,755
Reinvestment of distributions	23,840	60,764
Shares redeemed	(4,128,531,341)	(10,090,976,848)
	(210,373,120)	(161,436,064)
FST Class B Shares(a)
Shares sold	—	140,281
Shares converted to Service Shares	—	(2,125,755)
Reinvestment of distributions	—	27
Shares redeemed	—	(1,213,401)
	—	(3,198,848)
Class C Shares
Shares sold	7,621,629	9,406,529
Reinvestment of distributions	1,005	1,915
Shares redeemed	(5,354,508)	(10,360,943)
	2,268,126	(952,499)
FST Resource Shares
Shares sold	42,969,718	128,972,371
Reinvestment of distributions	3,301	7,548
Shares redeemed	(48,053,058)	(135,480,663)
	(5,080,039)	(6,500,744)
FST Cash Management Shares
Shares sold	5	—
Reinvestment of distributions	—	—
Shares redeemed	(5)	—
	—	—
NET INCREASE (DECREASE) IN SHARES	3,585,560,856	(1,419,531,618)

(a)	FST Class B Shares were converted to FST Service Shares at the close of business on November 14, 2014.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

February 29, 2016 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Tax-Exempt California Fund

	For the Six Months Ended February 29, 2016 (Unaudited)	For the Fiscal Year Ended August 31, 2015

FST Institutional Shares
Shares sold	289,216,031	767,440,757
Reinvestment of distributions	25,203	17,060
Shares redeemed	(362,386,976)	(763,955,972)
	(73,145,742)	3,501,845
FST Administration Shares
Shares sold	—	755,852
Reinvestment of distributions	—	34
Shares redeemed	—	(2,055,714)
	—	(1,299,828)
FST Service Shares
Shares sold	120	290
Reinvestment of distributions	—	—
Shares redeemed	(120)	(290)
	—	—
FST Cash Management Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
NET INCREASE (DECREASE) IN SHARES	(73,145,742)	2,202,017

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Tax-Exempt New York Fund

	For the Six Months Ended February 29, 2016 (Unaudited)	For the Fiscal Year Ended August 31, 2015

FST Institutional Shares
Shares sold	131,231,185	339,711,990
Reinvestment of distributions	18,452	13,410
Shares redeemed	(127,204,468)	(372,389,994)
	4,045,169	(32,664,594)
FST Administration Shares
Shares sold	—	—
Reinvestment of distributions	—	118
Shares redeemed	—	(2,213,175)
	—	(2,213,175)
FST Service Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
FST Cash Management Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
NET INCREASE (DECREASE) IN SHARES	4,045,169	(34,877,769)

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

February 29, 2016 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Tax-Free Money Market Fund

	For the Six Months Ended February 29, 2016 (Unaudited)	For the Fiscal Year Ended August 31, 2015

FST Institutional Shares
Shares sold	7,863,658,456	15,916,643,332
Reinvestment of distributions	248,887	224,319
Shares redeemed	(8,885,431,128)	(16,187,333,138)
	(1,021,523,785)	(270,465,487)
FST Select Shares
Shares sold	82,981,114	225,825,811
Reinvestment of distributions	13,672	15,405
Shares redeemed	(80,608,263)	(299,491,215)
	2,386,523	(73,649,999)
FST Preferred Shares
Shares sold	6,342,809	34,907,030
Reinvestment of distributions	310	509
Shares redeemed	(10,183,605)	(43,631,447)
	(3,840,486)	(8,723,908)
FST Capital Shares
Shares sold	143,453,243	95,151,129
Reinvestment of distributions	1,704	298
Shares redeemed	(118,315,499)	(78,092,794)
	25,139,448	17,058,633
FST Administration Shares
Shares sold	335,035,285	463,915,678
Reinvestment of distributions	3,532	2,239
Shares redeemed	(341,254,325)	(512,003,840)
	(6,215,508)	(48,085,923)
FST Premier Shares
Shares sold	—	—
Reinvestment of distributions	—	37
Shares redeemed	—	(1,857,274)
	—	(1,857,237)
FST Service Shares
Shares sold	87,599,249	169,368,992
Reinvestment of distributions	423	872
Shares redeemed	(98,135,870)	(163,607,199)
	(10,536,198)	5,762,665
FST Resource Shares
Shares sold	9,642,570	21,168,023
Reinvestment of distributions	510	646
Shares redeemed	(11,359,453)	(25,882,659)
	(1,716,373)	(4,713,990)
FST Cash Management Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
NET DECREASE IN SHARES	(1,016,306,379)	(384,675,246)

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Treasury Instruments Fund

	For the Six Months Ended February 29, 2016 (Unaudited)	For the Fiscal Year Ended August 31, 2015

FST Institutional Shares
Shares sold	86,348,618,083	110,075,364,816
Reinvestment of distributions	8,340,984	260,516
Shares redeemed	(69,235,571,545)	(107,151,473,696)
	17,121,387,522	2,924,151,636
FST Select Shares
Shares sold	6,816,375	341,563,593
Reinvestment of distributions	3,658	1,190
Shares redeemed	(74,487,717)	(454,486,171)
	(67,667,684)	(112,921,388)
FST Preferred Shares
Shares sold	138,467,857	417,407,771
Reinvestment of distributions	1,891	282
Shares redeemed	(131,189,112)	(427,710,336)
	7,280,636	(10,302,283)
FST Capital Shares
Shares sold	1,358,782,864	1,592,772,320
Reinvestment of distributions	15,439	2,724
Shares redeemed	(1,303,402,399)	(1,402,897,479)
	55,395,904	189,877,565
FST Administration Shares
Shares sold	4,674,879,378	5,528,070,349
Reinvestment of distributions	7,152	8,853
Shares redeemed	(4,566,502,024)	(4,657,953,847)
	108,384,506	870,125,355
FST Premier Shares
Shares sold	395,791	1,225,126
Reinvestment of distributions	—	13
Shares redeemed	(397,201)	(3,892,090)
	(1,410)	(2,666,951)
FST Service Shares
Shares sold	241,960,938	563,884,438
Reinvestment of distributions	257	536
Shares redeemed	(345,218,272)	(506,817,396)
	(103,257,077)	57,067,578
FST Resource Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
FST Cash Management Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
NET INCREASE IN SHARES	17,121,522,397	3,915,331,512

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

February 29, 2016 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Treasury Obligations Fund

	For the Six Months Ended February 29, 2016 (Unaudited)	For the Fiscal Year Ended August 31, 2015

FST Institutional Shares
Shares sold	39,043,817,044	83,027,774,903
Reinvestment of distributions	2,421,640	470,494
Shares redeemed	(40,113,719,297)	(83,091,755,213)
	(1,067,480,613)	(63,509,816)
FST Select Shares
Shares sold	248,023,049	485,570,090
Reinvestment of distributions	42,594	11,267
Shares redeemed	(245,053,187)	(596,401,590)
	3,012,456	(110,820,233)
FST Preferred Shares
Shares sold	726,283,192	1,143,988,026
Reinvestment of distributions	16,929	8,104
Shares redeemed	(771,437,625)	(1,128,953,751)
	(45,137,504)	15,042,379
FST Capital Shares
Shares sold	659,997,406	1,048,118,763
Reinvestment of distributions	35,711	15,924
Shares redeemed	(736,496,263)	(962,257,750)
	(76,463,146)	85,876,937
FST Administration Shares
Shares sold	3,321,226,568	7,111,895,286
Reinvestment of distributions	14,445	27,807
Shares redeemed	(3,300,418,640)	(7,635,989,238)
	20,822,373	(524,066,145)
FST Premier Shares
Shares sold	—	—
Reinvestment of distributions	—	12
Shares redeemed	—	(947,116)
	—	(947,104)
FST Service Shares
Shares sold	1,368,226,130	3,501,209,615
Reinvestment of distributions	6,266	15,650
Shares redeemed	(1,416,714,616)	(3,476,071,679)
	(48,482,220)	25,153,586
FST Resource Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
FST Cash Management Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
NET DECREASE IN SHARES	(1,213,728,654)	(573,270,396)

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Treasury Solutions Fund

	For the Six Months Ended February 29, 2016 (Unaudited)	For the Fiscal Year Ended August 31, 2015

FST Institutional Shares
Shares sold	15,128,643,358	18,861,857,769
Reinvestment of distributions	2,681,127	475,267
Shares redeemed	(14,951,656,949)	(17,962,709,303)
	179,667,536	899,623,733
FST Select Shares
Shares sold	3,000,006	76,131,751
Reinvestment of distributions	3,156	2,087
Shares redeemed	(4,029,796)	(101,922,099)
	(1,026,634)	(25,788,261)
FST Preferred Shares
Shares sold	140,138,867	157,068,380
Reinvestment of distributions	6,912	2,432
Shares redeemed	(126,472,004)	(168,566,686)
	13,673,775	(11,495,874)
FST Capital Shares
Shares sold	247,789,703	221,262,990
Reinvestment of distributions	9	17
Shares redeemed	(274,985,969)	(173,889,259)
	(27,196,257)	47,373,748
FST Administration Shares
Shares sold	281,203,734	666,400,848
Reinvestment of distributions	5,548	10,964
Shares redeemed	(424,239,092)	(679,603,013)
	(143,029,810)	(13,191,201)
FST Premier Shares
Shares sold	9	—
Reinvestment of distributions	—	471
Shares redeemed	(5)	(17,833,415)
	4	(17,832,944)
FST Service Shares
Shares sold	1,017,458,535	2,344,631,092
Reinvestment of distributions	4,914	10,863
Shares redeemed	(1,088,696,535)	(2,425,243,543)
	(71,233,086)	(80,601,588)
FST Resource Shares
Shares sold	5	—
Reinvestment of distributions	—	—
Shares redeemed	(5)	—
	—	—
FST Cash Management Shares
Shares sold	120,063,602	334,531,352
Reinvestment of distributions	—	—
Shares redeemed	(112,027,716)	(277,620,535)
	8,035,886	56,910,817
NET INCREASE (DECREASE) IN SHARES	(41,108,586)	854,998,430

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended February 29, 2016 (Unaudited)

As a shareholder of FST Institutional Shares, FST Select Shares, FST Preferred Shares, FST Capital Shares, FST Administration Shares, FST Premier, FST Service, Class A, Class C, FST Resource, FST Cash Management Shares or Class R6 Shares of a Fund you incur two types of cost: (1) transaction costs, including contingent deferred sales charges (with respect to Class C Shares); and (2) ongoing costs, including management fees and distribution, service and/or shareholder administration fees (with respect to all share classes except FST Institutional Shares and Class R6 Shares) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in FST Institutional Shares, FST Select Shares, FST Preferred Shares, FST Capital Shares, FST Administration Shares, FST Premier, FST Service, Class A, Class C, FST Resource, FST Cash Management Shares or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2015 through February 29, 2016, which represents a period of 182 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the column heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Federal Instruments Fund*				Government Fund				Money Market Fund
Share Class	Beginning Account Value 10/30/15	Ending Account Value 2/29/16		Expenses Paid for the period ended 2/29/16**	Beginning Account Value 9/1/15	Ending Account Value 2/29/16		Expenses Paid for the period ended 2/29/16**	Beginning Account Value 9/1/15	Ending Account Value 2/29/16		Expenses Paid for the 6 months ended 2/29/16**
FST Institutional Shares
Actual	$1,000.00	$1,000.41		$0.67	$1,000.00	$1,000.56		$0.90	$1,000.00	$1,001.20		$0.90
Hypothetical (5% return before expenses)	1,000.00	1,023.91	+	1.01	1,000.00	1,024.01	+	0.91	1,000.00	1,024.01	+	0.91
FST Select Shares
Actual	1,000.00	1,000.34		0.74	1,000.00	1,000.43		1.05	1,000.00	1,001.05		1.05
Hypothetical (5% return before expenses)	1,000.00	1,023.81	+	1.01	1,000.00	1,023.86	+	1.06	1,000.00	1,023.86	+	1.06
FST Preferred Shares
Actual	1,000.00	1,000.18		0.91	1,000.00	1,000.26		1.15	1,000.00	1,000.70		1.40
Hypothetical (5% return before expenses)	1,000.00	1,023.57	+	1.01	1,000.00	1,023.77	+	1.16	1,000.00	1,023.52	+	1.41
FST Capital Shares
Actual	1,000.00	1,000.08		1.01	1,000.00	1,000.16		1.30	1,000.00	1,000.47		1.64
Hypothetical (5% return before expenses)	1,000.00	1,023.42	+	1.01	1,000.00	1,023.62	+	1.31	1,000.00	1,023.27	+	1.66
FST Administration Shares
Actual	1,000.00	1,000.02		1.18	1,000.00	1,000.03		1.49	1,000.00	1,000.25		1.79
Hypothetical (5% return before expenses)	1,000.00	1,023.17	+	1.01	1,000.00	1,023.42	+	1.51	1,000.00	1,023.12	+	1.81
FST Premier Shares
Actual	1,000.00	1,000.03		1.04	1,000.00	1,000.03		1.00	1,000.00	1,000.25		0.95
Hypothetical (5% return before expenses)	1,000.00	1,023.37	+	1.01	1,000.00	1,023.91	+	1.01	1,000.00	1,023.96	+	0.96
FST Service Shares
Actual	1,000.00	1,000.02		1.18	1,000.00	1,000.03		1.40	1,000.00	1,000.03		2.04
Hypothetical (5% return before expenses)	1,000.00	1,023.17	+	1.01	1,000.00	1,023.52	+	1.41	1,000.00	1,022.87	+	2.07
Class A Shares(a)
Actual	N/A	N/A		N/A	1,000.00	1,000.00		0.00	N/A	N/A		N/A
Hypothetical (5% return before expenses)	N/A	N/A		N/A	1,000.00	1,024.01	+	0.91	N/A	N/A		N/A
Class C Shares(a)
Actual	N/A	N/A		N/A	1,000.00	1,000.00		0.00	N/A	N/A		N/A
Hypothetical (5% return before expenses)	N/A	N/A		N/A	1,000.00	1,024.01	+	0.91	N/A	N/A		N/A
FST Resource Shares
Actual	N/A	N/A		N/A	1,000.00	1,000.03		1.94	1,000.00	1,000.25		0.95
Hypothetical (5% return before expenses)	N/A	N/A		N/A	1,000.00	1,022.97	+	1.97	1,000.00	1,023.96	+	0.96
FST Cash Management Shares
Actual	1,000.00	1,000.02		1.04	1,000.00	1,000.03		1.25	1,000.00	1,000.03		2.09
Hypothetical (5% return before expenses)	1,000.00	1,023.37	+	1.01	1,000.00	1,023.67	+	1.26	1,000.00	1,022.82	+	2.12
Class R6 Shares(b)
Actual	N/A	N/A		N/A	1,000.00	1,000.40		0.31	N/A	N/A		N/A
Hypothetical (5% return before expenses)	N/A	N/A		N/A	1,000.00	1,024.01	+	0.91	N/A	N/A		N/A

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended February 29, 2016 (Unaudited) (continued)

	Prime Obligations				Tax-Exempt California				Tax-Exempt New York
Share Class	Beginning Account Value 9/1/15	Ending Account Value 2/29/16		Expenses Paid for the 6 months ended 2/29/16**	Beginning Account Value 9/1/15	Ending Account Value 2/29/16		Expenses Paid for the 6 months ended 2/29/16**	Beginning Account Value 9/1/15	Ending Account Value 2/29/16		Expenses Paid for the 6 months ended 2/29/16**
FST Institutional Shares
Actual	$1,000.00	$1,000.98		$0.90	$1,000.00	$1,000.12		$0.20	$1,000.00	$1,000.20		$0.30
Hypothetical (5% return before expenses)	1,000.00	1,024.01	+	0.91	1,000.00	1,024.71	+	0.20	1,000.00	1,024.61	+	0.30
FST Select Shares
Actual	1,000.00	1,000.83		1.05	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000.00	1,023.86	+	1.06	N/A	N/A		N/A	N/A	N/A		N/A
FST Preferred Shares
Actual	1,000.00	1,000.52		1.35	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000.00	1,023.57	+	1.36	N/A	N/A		N/A	N/A	N/A		N/A
FST Capital Shares
Actual	1,000.00	1,000.41		1.49	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000.00	1,023.42	+	1.51	N/A	N/A		N/A	N/A	N/A		N/A
FST Administration Shares
Actual	1,000.00	1,000.21		1.69	1,000.00	1,000.12		0.20	1,000.00	1,000.20		0.30
Hypothetical (5% return before expenses)	1,000.00	1,023.22	+	1.71	1,000.00	1,024.71	+	0.20	1,000.00	1,024.61	+	0.30
FST Premier Shares
Actual	1,000.00	1,000.21		0.90	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000.00	1,024.01	+	0.91	N/A	N/A		N/A	N/A	N/A		N/A
FST Service Shares
Actual	1,000.00	1,000.05		1.79	1,000.00	1,000.12		0.20	1,000.00	1,000.20		0.30
Hypothetical (5% return before expenses)	1,000.00	1,023.12	+	1.81	1,000.00	1,024.71	+	0.20	1,000.00	1,024.61	+	0.30
Class C Shares
Actual	1,000.00	1,000.05		1.84	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000.00	1,023.07	+	1.86	N/A	N/A		N/A	N/A	N/A		N/A
FST Resource Shares
Actual	1,000.00	1,000.05		1.79	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000.00	1,023.12	+	1.81	N/A	N/A		N/A	N/A	N/A		N/A
FST Cash Management Shares
Actual	1,000.00	1,000.21		0.90	1,000.00	1,000.12		0.20	1,000.00	1,000.20		0.30
Hypothetical (5% return before expenses)	1,000.00	1,024.01	+	0.91	1,000.00	1,024.71	+	0.20	1,000.00	1,024.61	+	0.30

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended February 29, 2016 (Unaudited) (continued)

	Tax-Free Money Market Fund				Treasury Instruments Fund				Treasury Obligations Fund
Share Class	Beginning Account Value 9/1/15	Ending Account Value 2/29/16		Expenses Paid for the 6 months ended 2/29/16**	Beginning Account Value 9/1/15	Ending Account Value 2/29/16		Expenses Paid for the 6 months ended 2/29/16**	Beginning Account Value 9/1/15	Ending Account Value 2/29/16		Expenses Paid for the 6 months ended 2/29/16**
FST Institutional Shares
Actual	$1,000.00	$1,000.07		$0.40	$1,000.00	$1,000.34		$0.90	$1,000.00	$1,000.39		$0.85
Hypothetical (5% return before expenses)	1,000.00	1,024.51	+	0.40	1,000.00	1,024.01	+	0.91	1,000.00	1,024.06	+	0.86
FST Select Shares
Actual	1,000.00	1,000.07		0.40	1,000.00	1,000.26		0.95	1,000.00	1,000.32		0.90
Hypothetical (5% return before expenses)	1,000.00	1,024.51	+	0.40	1,000.00	1,023.96	+	0.96	1,000.00	1,024.01	+	0.91
FST Preferred Shares
Actual	1,000.00	1,000.07		0.40	1,000.00	1,000.11		1.15	1,000.00	1,000.18		1.05
Hypothetical (5% return before expenses)	1,000.00	1,024.51	+	0.40	1,000.00	1,023.77	+	1.16	1,000.00	1,023.86	+	1.06
FST Capital Shares
Actual	1,000.00	1,000.07		0.40	1,000.00	1,000.04		1.20	1,000.00	1,000.09		1.15
Hypothetical (5% return before expenses)	1,000.00	1,024.51	+	0.40	1,000.00	1,023.72	+	1.21	1,000.00	1,023.77	+	1.16
FST Administration Shares
Actual	1,000.00	1,000.07		0.40	1,000.00	1,000.01		1.25	1,000.00	1,000.03		1.20
Hypothetical (5% return before expenses)	1,000.00	1,024.51	+	0.40	1,000.00	1,023.67	+	1.26	1,000.00	1,023.72	+	1.21
FST Premier Shares
Actual	1,000.00	1,000.07		0.40	1,000.00	1,000.01		1.15	1,000.00	1,000.03		0.85
Hypothetical (5% return before expenses)	1,000.00	1,024.51	+	0.40	1,000.00	1,023.77	+	1.16	1,000.00	1,024.06	+	0.86
FST Service Shares
Actual	1,000.00	1,000.07		0.40	1,000.00	1,000.01		1.15	1,000.00	1,000.03		1.20
Hypothetical (5% return before expenses)	1,000.00	1,024.51	+	0.40	1,000.00	1,023.77	+	1.16	1,000.00	1,023.72	+	1.21
FST Resource Shares
Actual	1,000.00	1,000.07		0.40	1,000.00	1,000.01		0.90	1,000.00	1,000.03		0.85
Hypothetical (5% return before expenses)	1,000.00	1,024.51	+	0.40	1,000.00	1,024.01	+	0.91	1,000.00	1,024.06	+	0.86
FST Cash Management Shares
Actual	1,000.00	1,000.07		0.40	1,000.00	1,000.01		0.90	1,000.00	1,000.03		0.85
Hypothetical (5% return before expenses)	1,000.00	1,024.51	+	0.40	1,000.00	1,024.01	+	0.91	1,000.00	1,024.06	+	0.86

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended February 29, 2016 (Unaudited) (continued)

	Treasury Solutions Fund
Share Class	Beginning Account Value 9/1/15	Ending Account Value 2/29/16		Expenses Paid for the 6 months ended 2/29/16**
FST Institutional Shares
Actual	$1,000.00	$1,000.38		$0.80
Hypothetical (5% return before expenses)	1,000.00	1,024.11	+	0.81
FST Select Shares
Actual	1,000.00	1,000.31		0.85
Hypothetical (5% return before expenses)	1,000.00	1,024.06	+	0.86
FST Preferred Shares
Actual	1,000.00	1,000.16		1.00
Hypothetical (5% return before expenses)	1,000.00	1,023.91	+	1.01
FST Capital Shares
Actual	1,000.00	1,000.08		1.10
Hypothetical (5% return before expenses)	1,000.00	1,023.81	+	1.11
FST Administration Shares
Actual	1,000.00	1,000.03		1.10
Hypothetical (5% return before expenses)	1,000.00	1,023.81	+	1.11
FST Premier Shares
Actual	1,000.00	1,000.03		0.80
Hypothetical (5% return before expenses)	1,000.00	1,024.11	+	0.81
FST Service Shares
Actual	1,000.00	1,000.03		1.10
Hypothetical (5% return before expenses)	1,000.00	1,023.81	+	1.11
FST Resource Shares
Actual	1,000.00	1,000.03		0.80
Hypothetical (5% return before expenses)	1,000.00	1,024.11	+	0.81
FST Cash Management Shares
Actual	1,000.00	1,000.03		1.15
Hypothetical (5% return before expenses)	1,000.00	1,023.77	+	1.16

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended February 29, 2016 (Unaudited) (continued)

*	Commenced operations on October 30, 2015.
**	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended February 29, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:
(a)	Class A and Class C Shares of the Government Fund commenced operations on February 29, 2016.
(b)	Class R6 Shares of the Government Fund commenced operations on December 29, 2015.

Fund	FST Institutional Shares	FST Select Shares	FST Preferred Shares	FST Capital Shares	FST Administration Shares	FST Premier Shares	FST Service Shares	Class A Shares*	Class C Shares*	FST Resource Shares	FST Cash Management Shares	Class R6 Shares**
Federal Instruments	0.20%	0.22%	0.27%	0.30%	0.35%	0.31%	0.35%	N/A	N/A	N/A	0.31%	N/A
Government	0.18%	0.21%	0.23%	0.26%	0.30%	0.20%	0.28%	0.33	0.33	0.39%	0.25%	0.18
Money Market	0.18%	0.21%	0.28%	0.33%	0.36%	0.19%	0.41%	N/A	N/A	0.19%	0.42%	N/A
Prime Obligations	0.18%	0.21%	0.27%	0.30%	0.34%	0.18%	0.36%	N/A	0.37	0.36%	0.18%	N/A
Tax-Exempt California	0.04%	N/A	N/A	N/A	0.04%	N/A	0.04%	N/A	N/A	N/A	0.04%	N/A
Tax-Exempt New York	0.06%	N/A	N/A	N/A	0.06%	N/A	0.06%	N/A	N/A	N/A	0.06%	N/A
Tax-Free Money Market	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%	N/A	N/A	0.08%	0.08%	N/A
Treasury Instruments	0.18%	0.19%	0.23%	0.24%	0.25%	0.23%	0.23%	N/A	N/A	0.18%	0.18%	N/A
Treasury Obligations	0.17%	0.18%	0.21%	0.23%	0.24%	0.17%	0.24%	N/A	N/A	0.17%	0.17%	N/A
Treasury Solutions	0.16%	0.17%	0.20%	0.22%	0.22%	0.16%	0.22%	N/A	N/A	0.16%	0.23%	N/A
+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Class A and Class C Shares of the Government Fund commenced operations on February 29, 2016.
**	Class R6 Shares of the Government Fund commenced operations on December 29, 2015.

FEDERAL SQUARE FEDERAL INSTRUMENTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Financial Square Federal Instruments Fund (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs Trust (the “Trust”) that commenced investment operations on October 30, 2015. At a meeting held on August 12-13, 2015 (the “Meeting”) in connection with the Fund’s organization, the Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”).

At the Meeting, the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed management fees and anticipated expenses with those paid by other similar mutual funds; the Investment Adviser’s proposal to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level; and potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund. Various information was also provided at prior meetings at which the Fund was discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior Board meetings, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided to the Fund by the Investment Adviser and its affiliates. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. The Trustees considered the experience and capabilities of the portfolio management team and noted that certain portfolio management personnel who would be managing the Fund were currently managing other series of the Trust. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Fund. In this regard, the Trustees noted that, although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser had experience managing other “government money market funds,” as such term is defined in or interpreted under Rule 2a-7 under the 1940 Act. The Trustees concluded that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

Costs of Services to be Provided and Profitability

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed information on the proposed management fees and the Fund’s projected total operating expense ratios (both gross and net of expense limitations), and those were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms, as well as the peer group and category medians. The comparisons of the Fund’s fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Fund.

The Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. They also considered comparative fee information for services provided by the Investment Adviser to similarly managed funds and accounts. In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

The Trustees noted the competitive nature of the fund marketplace, and that many of the Fund’s shareholders would be investing in the Fund in part because of the Fund’s relationship with the Investment Adviser. They also noted that shareholders would be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

FEDERAL SQUARE FEDERAL INSTRUMENTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the proposed management fee of 0.205% of the average daily net assets of the Fund. The Trustees noted that the Fund would not have management fee breakpoints. They considered the Fund’s projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other money market funds in the peer group, as well as the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationship with the Fund, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Fund under exemptive orders from the U.S. Securities and Exchange Commission permitting such trades; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs.

Conclusion

In connection with their consideration of the Management Agreement for the Fund at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s anticipated costs and the Fund’s reasonably anticipated asset levels. The Trustees concluded that the Investment Adviser’s management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved with respect to the Fund.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.08 trillion in assets under supervision as of December 31, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund
■	Financial Square Tax-Exempt Money Market Fund

Investor FundsSM

■	Investor Money Market Fund
■	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund[5]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[6]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[7]
■	N-11 Equity Fund

Select Satellite8

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions8

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Implementation Fund
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective on April 30, 2015, the Goldman Sachs U.S. Equity Fund was renamed the Goldman Sachs Dynamic U.S. Equity Fund.
[6]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[7]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[8]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman, Sachs & Co. (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of February 29, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 40163-TMPL-04/2016 FSQSAR-16/75K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2015	2014	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,628,517	$4,269,524	Financial Statement audits.

Audit-Related Fees:

• PwC	$113,000	$0	Other attest services.

Tax Fees:

• PwC	$759,210	$939,217	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2015	2014	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,568,616	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended August 31, 2015 and August 31, 2014 were approximately $872,210 and $939,217 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2014 and December 31, 2013 were approximately $10.2 million and $9.8 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	May 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	May 9, 2016

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	May 9, 2016